Exhibit 4.1
DATED APRIL 20, 2007
SHARE PURCHASE AGREEMENT
AMONGST
THE SELLING SHAREHOLDERS
AND
MARKETICS TECHNOLOGIES (INDIA) PRIVATE LIMITED
AND
WNS (MAURITIUS) LIMITED

SHARE PURCHASE AGREEMENT
THIS SHARE PURCHASE AGREEMENT (this “Agreement”) dated this 20th day of April, 2007:
AMONGST
1.	The Persons more fully mentioned in Schedule 1 hereto who shall be singularly referred to as the “SELLING SHAREHOLDER” and collectively as the “SELLING SHAREHOLDERS” which expression shall unless otherwise stated in this Agreement, include its successors and permitted assigns of the FIRST PART;
AND
2.	MARKETICS TECHNOLOGIES (INDIA) PRIVATE LIMITED, a company incorporated under the Companies Act, 1956, and having its registered office at # 1137, RG Towers, 100 Feet Road, Indiranagar, Bangalore 560038 (hereinafter referred to as “Marketics” or the “Company”, which expression shall unless otherwise stated in this Agreement, include its successors and permitted assigns) of the SECOND PART;
AND

3.	WNS (MAURITIUS) LIMITED, a company incorporated under the laws of the Republic of Mauritius, and having its registered office at 10, Frere Felix de Valois Street, Port Louis, Mauritius (hereinafter referred to as “WNS” or the “Purchaser”, which expression shall unless otherwise stated in this Agreement, include its Parent, Subsidiaries, Affiliates, successors and permitted assigns) of the THIRD PART.
(Each of the Selling Shareholders, the Company and the Purchaser shall, with reference to this Agreement, be hereinafter individually referred to as a “Party” and collectively as the “Parties”).
WHEREAS
(A)	The Company is in the business of the provision of technology-enabled analytics services which use a variety of data-mining and statistical tools to help companies maximize the value of their data and more efficiently and effectively develop and implement their strategies, to support a variety of crucial tasks, including sales and marketing, customer service and business planning, as also advisory activities combining the use of applied statistics and business expertise with advanced data-handling techniques, data mining, segmentation and predictive modelling.
(B)	As of the date of this Agreement, the authorized share capital of the Company is Rs. 2,000,000 consisting of 2,000,000 Shares of Re. 1 each (as defined hereinafter). The issued and paid up share capital of the Company is Re. 16,18,060 consisting of 16,18,060 equity shares of Rs. 1 each.
(C)	The Selling Shareholders (other than the Founders) are collectively the legal and beneficial owners of 692,960 Shares. The Founders are collectively the legal and beneficial owners of 925,100 Shares.
(D)	The 1,618,060 Shares held by the Selling Shareholders (the “Sale Shares”) represent the total issued and paid up share capital of the Company.
(E)	The Selling Shareholders have agreed to sell, and the Purchaser has agreed to purchase, the Sale Shares (“Proposed Transaction”).
(F)	The Parties are now desirous of entering into this Agreement to record the mutual rights and obligations for the purchase of the Sale Shares by the Purchaser.
NOW THEREFORE, the Parties hereby agree as follows:
1.	DEFINITIONS AND INTERPRETATION
1.1	Definitions
In this Agreement, unless the context otherwise requires or unless otherwise defined or provided for herein, the capitalised terms used in this Agreement shall have the following meaning:

“Act” shall mean the Companies Act, 1956 and shall include any amendment thereto.
“Affiliate” shall mean, with respect to any Party, any other Person directly or indirectly controlling, controlled by or under common control with such Party. For the purposes of this definition, the term “control” (including with correlative meaning, the terms “controlled by” and “under common control with”) as applied to any Party, means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of that Party whether through ownership of voting securities, by contract, or otherwise.
“Applicable Law” or “Law” means and includes all applicable statutes, enactments, acts of legislature or parliament, laws, ordinances, rules, bye-laws, regulations, notifications, guidelines, policies, directions, directives and orders of any government, statutory authority, tribunal, board, court or recognized stock exchange in India or overseas.
“Approvals” shall mean any permission, approval, consent, license, order, decree, authorization, authentication of, or registration, qualification, designation, declaration or filing with or notification, exemption or ruling to or from any governmental authority required under any statute or regulation, or pursuant to any governmental policy, or pursuant to any contract entered into by the Company, for consummation of the transactions contemplated under this Agreement.
“Audited Net Income” shall mean the Net Income of the Company for the Earnout Period.
“Balance Sheets” shall mean:
(a)	audited accounts and financial statements for the years up to March 31, 2006; and

(b)	unaudited accounts and financial statements for the financial year ending to March 31, 2007.
of the Company, as the context may require.
“Balance Sheet Date” shall mean March 31, 2007.
“Board of Directors” or “Board” shall mean the board of directors of the Company, in office at the applicable time.
“Business” shall mean the business of the provision of technology-enabled analytics services primarily in the area of sales and marketing and customer service which use a variety of data-mining and statistical tools to help companies maximize the value of their data and more efficiently and effectively develop and implement their strategies, to support a variety of crucial tasks, including sales and marketing, customer service and business planning, as also advisory activities combining the use of applied statistics and business expertise with advanced data-handling techniques, data mining, segmentation and predictive modelling and any other business as may be engaged in by the Company after the date hereof. Business shall not include market research and financial research.
“Business Agreements” shall mean all such agreements entered into by the Company in respect of its Business including Customer Contracts.
“Business Day” shall mean a day on which the banks are generally open for business in Bangalore, Mauritius and Mumbai.
“Business Plan” shall mean the Business Plan of the Company, effective from the Effective Date, set out in Schedule 2, as may be amended from time to time by the mutual consent of the Purchaser and the Founders.
“Cause for Earnout Determination” shall mean, and always in relation to the determination of the Earnout Consideration and/or adverse impact on Net Income:
i)	any material deviation from the Business Plan by the Founders other than with the prior written consent of the Purchaser; or

ii)	unremedied non-compliance by any Founder with respect to such reporting requirements (as shall be mutually agreed between the Parties as a Condition Precedent under Clause 3.2), for period in excess of 10 days thereafter; or

iii)	unremedied non-compliance by any Founder with Applicable Law applicable to the Company for a period in excess of 5 days.
“Cause for Employment” shall mean, and always in relation to the employment of the Founders and the Key Employees:
(i)	a willful material failure or gross negligence by the respective Founders and the Key Employees to perform all or a material part of his duties laid out under Annexure A of their respective Employment Contracts, other than the non-achievement of the Business Plan or observe the terms of employment as contained therein or to follow the stated policies of the Company/Subsidiary and parent company as notified or his failure to comply with any material term of such Employment Contract or notified employment policies;

(ii)	conviction for an offence prosecutable with imprisonment exceeding three years and/or a fine of Rs. 50,000 or more;

(iii)	material unremedied breach (in excess of 5 Business Days) of the Employment Contracts;

(iv)	Charges being framed against the relevant Founders and/or Key Employees for an offence of theft, fraudulent, or felonious act (“Crime of Moral Turpitude”) committed against the Company/ Subsidiary or its Affiliates, as applicable.
“CCI Guidelines” shall mean the guidelines issued by the erstwhile Controller of Capital Issues in relation to valuation of the shares of a company.
“Change of Control” shall mean any change in the power to direct the management or policies of a Person, whether through the ownership of over 25% of the voting power of such Person, through the power to appoint over half of the members of the board of directors or similar governing body of such Person, or having rights of veto, through contractual arrangements or otherwise.
“Charter Documents” shall mean the articles of association and memorandum of association of the Company.
“Closing Consideration” shall mean the sum of USD 30 million.
“Collection Account” shall mean the account titled “Collection Account — WNS-Sellers Escrow” opened and operated by the Indian Escrow Agent.
“Conditions Precedent” shall have the meaning assigned to it in Clause 3.2.
“Customer Contracts” shall mean any agreement or contracts executed by the Company with any of its customers as listed in Schedule Q to the Disclosure Letter.
“Damages” shall have the meaning assigned to it in Clause 9.2.
“Definitive Agreements” shall mean i) this Agreement, ii) the Escrow Agreement and iii) the Employment Agreements.
“Disclosure Letter” shall mean the letter dated as of the Effective Date and the First Closing Date, from the Selling Shareholders to the Purchaser providing disclosures and information in relation to the representations and warranties contained in Clause 7.1.
“E&Y” shall mean Ernst & Young, a partnership firm in India.
“Earnout Consideration” shall mean the variable consideration calculated based on the Audited Net Income and shall be calculated as follows:
[(15 x Audited Net Income) less USD 30 Million]
The Earnout Consideration shall in no circumstances exceed USD 35 Million and will not be below USD 0.

Whilst computing the Earnout Consideration, the interest on any money borrowed by the Company from any external party (including the Purchaser), with the prior written concurrence of the Founders shall be charged to the income statement of the Company for the purposes of determining the Earnout Consideration payable. It is hereby clarified that, any debt availed by the Company with the prior written concurrence of the Founders and outstanding as on March 31, 2008 (in excess of the amounts spent on the US GAAP audit of the Company for the Financial Year 2006-07) shall be deducted from Earnout Consideration payable under Clause 4. However, in respect of any debt availed by the Company without the prior written concurrence of the Founders (including interest payable on such debt), no deduction shall be made from the income statement of the Company and accordingly no adjustment shall be made against the Earnout Consideration.
Further, for the purposes of calculating the “Earnout Consideration”, revenues and Net Income in respect of any work undertaken by the Company during the financial year ended March 31, 2007 (as evidenced by Management Financial Statements for financial year ended March 31, 2007) but recognized under US GAAP for the financial year ended March 31, 2008 shall be disregarded. Provided that work-in-progress (“WIP”) as of March 31, 2008 (to the extent permitted under US GAAP) as recognized in the audited US GAAP financial statements of the Company for the period ended March 31, 2008 shall be included in the above determination.
It is further clarified that any accounts receivable written off in the audited US GAAP financial statements for financial year ended March 31, 2007, but collected in financial year ended March 31, 2008 shall not be added to Audited Net Income for the purpose of determining Earnout Consideration. Also, any accounts receivable written off in the audited US GAAP financial statements for financial year ended March 31, 2008, but collected by the earlier of June 15, 2008 or the date on which the schedule of Earnout Consideration gets audited. , shall be added to Audited Net Income for the purpose of determining Earnout Consideration. In addition, in the event that any part of the Total Purchase Consideration paid, is treated as expense in the income statement of the Company for the year ending March 31, 2008, under US GAAP, due to the Non-Compete obligation undertaken by the Founders and Key Employees, then such deemed expense shall be added back to the Audited Net Income and shall not adversely impact the Earn Out Consideration.
For the purpose of calculating Earnout Consideration, the following shall be added to the Net Income Before Tax:
In respect of the total revenues earned by the Purchaser from any of customers as listed in Schedule 14 herewith for the Financial Year ended March 31, 2008, if the

Purchaser earns any excess revenue over and above the projected revenue from such customers as provided in Schedule 14, and if the Purchaser in its sole discretion determines that the Company were involved in such sales in respect of such customers and that such work was carried out by the Purchaser, 10% of such excess revenue earned by the Purchaser for the Financial Year ended March 31, 2008, above the projected total revenue for the said period shall be added to the Net Income Before Tax of the Company.
“Earnout Payment Date” shall mean July 15, 2008.
“Earnout Period” shall mean the period from April 1, 2007 to March 31, 2008.
“Effective Date” shall mean the date of execution of this Agreement
“Employment Contracts” shall mean the employment contracts entered into by the Founders and the Key Employees with the Company, in form and substance satisfactory to the Purchaser.
“Encumbrance” shall mean:
(i)	any mortgage, charge (whether fixed or floating), pledge, lien, hypothecation, assignment, deed of trust, title retention, pre-emptive right, security interest or other encumbrance of any kind securing, or conferring any priority of payment in respect of, any obligation of any Person, including without limitation a contract to give or refrain from giving any of the foregoing, including any restriction imposed under Applicable Law or contract on the transferability of the Sale Shares or any right granted by a transaction which, in legal terms, is not the granting of security but which has an economic or financial effect similar to the granting of security under Applicable Law;

(ii)	any proxy, power of attorney, voting trust agreement, interest, option, in favour of any Person; and

(iii)	any adverse claim as to title, possession or use.
“Escrow Agents” shall mean Indian Escrow Agent and Foreign Escrow Agent.
“Escrow Agreements” shall mean the Indian Escrow Agreement and Foreign Escrow Agreement executed by and among the Purchaser, the Selling Shareholders, the Company and the Escrow Agents simultaneously with the execution of this Agreement.
“Existing Directors” shall mean the Directors on the Board as of the Effective Date.

“Expert” shall have the meaning given to such term in Clause 5.4.
“Financial Year” shall mean the year starting on April 1 and ending on March 31 every year.
“First Closing Date” or “First Closing” shall mean the date on which the Conditions Precedent are completed to the satisfaction of the Purchaser (which is no later than 2 Business Days from the date on which the last of Conditions Precedent is satisfied).
“First Tranche Consideration” shall mean the payment for the First Tranche Shares and shall be an amount of USD 27,493,269.
“First Tranche Shares” shall mean 1,215,163 Shares representing 75.1% of the paid up share capital of the Company.
“Force Majeure” shall mean the following events and circumstances to the extent that they, or their consequences, have a direct impact on the performance by any Party of its duties, obligations or responsibilities under this Agreement:
(i)	acts of god, including without limitation fire, storms, floods, earthquake or lightning;

(ii)	war, hostilities, terrorist acts, riots, civil commotion or disturbances, change in governmental laws, orders or regulations (including orders of any court or judicial/quasi judicial or any regulatory authority) adversely affecting or preventing due performance by any Party of its duties, obligations or responsibilities under this Agreement, embargoes, actions by a government, central or state in India or overseas, or any agency thereof, sabotage, explosions;

(iii)	strikes, lockouts or other concerted industrial action.
“Foreign Escrow Agent” shall mean CITIBANK, N.A, London Branch appointed to perform the functions of an escrow agent as per the terms and conditions of the Foreign Escrow Agreement.
“Foreign Escrow Agreement” shall mean an agreement executed by the Selling Shareholders, the Company, the Purchaser and CITIBANK, N.A, London Branch for creation of an escrow with CITIBANK, N.A, London Branch to hold the Second Tranche Escrow Consideration for the period until the Second Closing Date.
“Founders” shall mean i) Vinay Mishra, aged 34 years, residing at 1 Surrey Drive, Norwalk, CT 06851, USA, ii) S. Ramakrishnan aged 35 years, residing at No 553, 16th Cross, Indiranagar, Bangalore — 560 038, and iii) Shankar Maruwada aged 35 years, No. 5 A Krystal Apartments, 80 Feet Road, Bangalore 560 075, collectively and the term “Founder” shall mean any one of them.

“Governmental Permits” shall have the meaning assigned to it in paragraph 6.1(k) of Schedule 4.
“Historical Revenue” shall mean revenue as per the Balance Sheets:
“Indemnitors” shall have the meaning assigned to it in Clause 9.2.
“Indian Escrow Agent” shall mean Citibank, N.A, Mumbai Branch appointed to perform the functions of an escrow agent as per the terms and conditions of the Indian Escrow Agreement.
“Indian Escrow Agreement” shall mean an agreement executed by the Selling Shareholders, the Company, the Purchaser and Citibank, N.A, Mumbai Branch for creation of an escrow to hold the shares of all the Selling Shareholders for the period until the Second Closing Date.
“Indian GAAP” shall mean generally accepted accounting principles prescribed by the Institute of Chartered Accountants of India.
“Information” shall have the meaning assigned to it in Clause 13.
“Intellectual Property” shall have the meaning assigned to it in paragraph 6.1(l) of Schedule 4.
“Key Employees” shall mean the employees of the Company listed in Schedule 5.
“Material Adverse Effect” means, subject to Force Majeure, any change including but not limited to any change, event or effect that is materially adverse to the Business, assets (including intangible assets), financial condition or operations of the Company, provided that the term shall not include:
(i)	provision of loans to employees prior to March 31, 2007 as detailed in Schedule 6 attached herewith.

(ii)	any changes in tax laws and other statutes (for instance, adverse impact on the profitability due to the effect of Minimum Alternate Tax levied as per the current Budget); and

(iii)	Any change, event or effect effected or undertaken at the instance and request of the Purchaser.
Provided further that any Material Adverse Effect caused by any Law enacted after the date hereof that have or will come into force with retrospective effect cannot be considered for this purpose.
“Net Income” shall mean the income of the Company after all applicable taxes, as determined in the financial statements prepared in accordance with US GAAP with US Dollar as reporting currency.

“PAT” shall mean profits after Tax determined in accordance with Indian GAAP.
“Person” means any natural person, limited or unlimited liability company, corporation, partnership (whether limited or unlimited), proprietorship, Hindu undivided family, trust, union, association, government or any agency or political subdivision thereof or any other entity that may be treated as a person under Applicable Law.
“Proposed Transaction” shall have the meaning given to it in Recital E above.
“Purchaser Indemnified Person” shall have the meaning assigned to it in Clause 9.2.
“Rs” or “Rupees” shall mean the lawful currency of India.
“Second Closing Date” shall have the meaning set out in Clause 4.2.
“Sale Shares” shall have the meaning given to such term in Recital D.
“Second Tranche Consideration” shall mean the sum of the Second Tranche Escrow Consideration and the Earn Out Consideration, if any, both of which are terms as defined hereinafter.
“Second Tranche Escrow Consideration” shall mean the sum of USD 2,506,731, being the price for the Second Tranche Shares determined in accordance with the CCI Guidelines.
“Second Tranche Shares” shall mean 402,897 Shares representing 24.9% of the paid up share capital of the Company.
“Shareholders” shall mean the shareholders of the Company.
“Shares” shall mean the equity shares of the Company having a face value of Rs. 1 each.
“Stock Options” shall mean (i) any employees stock options granted by the Company and/ or the Subsidiaries to their employees under any stock option plan or stock purchase plan or any other similar employee benefit schemes as may be relevant until the date hereof, and/or (ii) any right under any agreement or arrangement granting a Person right to subscribe to the share of the Company.
“Subsidiary” shall mean Marketics Inc, a company incorporated in United States of America under the laws of Delaware and shall include a subsidiary of the Company as defined under the Act.

“Tax” or collectively “Taxes” shall mean any and all applicable taxes as on the Effective Date and as on the First Closing Date relating to the Company and its Subsidiaries .
Provided that no liability shall lie upon any Party making any representations or warranties under this Agreement in respect of any Law enacted after the date hereof, and that may have or will come into force with retrospective effect.
“Tax Returns” shall mean any and all returns, estimates, information statements, reports and any other filings mandatorily required by Law relating to Taxes required to be filed by the Company with any Person.
“Third Party Claim” shall have the meaning assigned to it in Clause 9.6.
“Total Purchase Consideration” shall mean the sum of the Closing Consideration and the Earnout Consideration.
“United States” shall mean the United States of America.
“US GAAP” shall mean generally accepted accounting principles in the United States.
“USD” shall mean United States Dollars, the lawful currency of the United States.
1.2	Interpretation
(a)	Headings and bold typeface are only for convenience and shall be ignored for the purposes of interpretation.

(b)	Unless the context of this Agreement otherwise requires:
(i)	words using the singular or plural number also include the plural or singular number, respectively;

(ii)	words of any gender are deemed to include the other gender;

(iii)	the terms “hereof”, “herein”, “hereby”, “hereto” and derivative or similar words refer to this entire Agreement or specified Clauses of this Agreement, as the case may be;

(iv)	the term “Clause” refers to the specified Clause of this Agreement;

(v)	reference to any legislation or Law or to any provision thereof shall include references to any such Law as it may, after the date hereof, from time to time, be amended, supplemented or reenacted, and any reference to statutory provision shall include any subordinate legislation made from time to time under that provision;
(vi)	“Knowledge” when used in respect of the Company, the Founders and/or the Selling Shareholders, shall mean all the data, facts and/or information by whatever name called that is within the Knowledge of the Company or the Founders or, insofar as such matters relate to the operations of the Company Krishnaraj Venkatraman or, insofar as such matters relate to the books of accounts of the Company Ruchi Kapoor, provided that the Company or the Founder(s) or Krishnaraj Venkatraman or Ruchi Kapoor shall have made due and diligent inquiry, including from all relevant employees, directors, officers and consultants of the Company or Selling Shareholders;

(vii)	reference to the word “include” shall be construed without limitation;

(viii)	the Schedules hereto shall constitute an integral part of this Agreement;

(ix)	references to the terms “term loan” and “working capital loan” shall not include (i) any customer advances that may have been received at any time or (ii) any current liabilities and provisions which may also include amounts due to employees on account of any reimbursements, vendors or creditors (other than those due to banks or financial institutions) of the Company.
2.	AGREEMENT TO SELL AND PURCHASE SHARES
Subject to the terms and conditions of this Agreement, in consideration of the Total Purchase Consideration to be paid by the Purchaser to the Selling Shareholders, in the manner hereinafter set out, and in consideration of the mutual covenants set out herein, each Selling Shareholder agrees to sell and the Purchaser agrees to purchase from the Selling Shareholders all of the Sale Shares along with the good will, by purchasing the First Tranche Shares on the First Closing Date, and the Second Tranche Shares on the Second Closing Date, free from all and any Encumbrance whatsoever and together with all rights and advantages now and hereafter attaching or accruing thereto (save for such rights that have been revoked or already provided in favour of the Purchaser at First Closing Date), so that the Purchaser will upon transfer of the Sale Shares in its name, receive full legal and beneficial ownership and all shareholder rights relating thereto. The sale and purchase of the Sale Shares, together with the payment of the Total Purchase Consideration as mentioned hereinabove shall be effected in accordance with Table 1 herein below.
Table 1

			Date of Transfer of
	Percentage of	Consideration Amount	Shares & Payment
Particulars	Shares Transferred	Payable	Date
First Tranche Shares	75.1%	First Tranche Consideration	First Closing Date
Second Tranche Shares	24.9%	Second Tranche Consideration	On or before Earnout Payment Date
Total	100.00%
3.	FIRST TRANCHE CONSIDERATION AND FIRST CLOSING DATE
3.1	(i)	Subject to Clause 3.2 below, on the First Closing Date the Purchaser shall pay to the Selling Shareholders the First Tranche Consideration as payment for the First Tranche Shares, in accordance with Schedule 8.
(ii)	Notwithstanding anything contained in this Agreement, in the event that the Company has any secured or unsecured term loan or working capital loan availed, or agreed to be availed, from any Person prior to the First Closing Date; such sum shall be deducted from the First Tranche Consideration and paid directly to the respective creditors on First Closing Date and/or such other dates as required per their contracts with the Company, The remaining amounts shall be paid to the Selling Shareholders pro rata.
3.2	The obligation of the Purchaser to acquire the First Tranche Shares and make payment of the First Tranche Consideration shall be conditional upon the satisfaction (or, where permissible under Applicable Law, waiver by the Purchaser at its sole discretion) of the following conditions precedent (the “Conditions Precedent”):
(a)	The execution of the Definitive Agreements and closing documents in the formats appended hereto;

(b)	The receipt of all corporate approvals and the regulatory Approvals as required to be obtained by the Selling Shareholder and/ or the Company to the satisfaction of the Purchaser including as provided in Schedule 9;

(c)	All of the Company’s, the Selling Shareholders’ (other than the Founders) and the Founders’ representations and warranties in this Agreement (considered collectively), and each of the representations and warranties

(considered individually) as set forth in Clause 7.1 hereof, shall be true and fair in all respects as of the Effective Date and as of the First Closing Date and the Selling Shareholders (including Founders) shall have performed and complied with all, and not be in breach or default under any agreements, covenants, conditions and obligations contained in this Agreement that are required to be performed or complied with on or before the First Closing Date;

(d)	There shall not have been any proceeding, order, or injunction, which (i) prohibits, prevents, restrains, restricts, delays, makes illegal or otherwise interferes with the consummation of any of the transactions contemplated under the Definitive Agreements, or (ii) imposes conditions upon the ownership or substantially obstructs the operations of the Company or its Subsidiaries or which prevents the Purchaser from purchasing the Sale Shares and no law shall have been, promulgated, adopted, enacted or entered or otherwise made effective by any Governmental Authority after the Balance Sheet Date that has or would prevent the Purchaser from performing its obligations hereunder;

(e)	The Company shall not have any secured or unsecured term loans or working capital loans from any Person, other than as disclosed in the Disclosure Letter,;

(f)	The Business Plan shall have been prepared by the Company and agreed to by the Founders and the Purchaser. Prior to First Closing, the Purchaser shall accord its assent or approval of the Business Plan in writing to the Company and the Founders;

(g)	The Company shall have been operated between the Effective Date and the First Closing Date in the same or similar manner as on the Effective Date;

(h)	The Company shall not have transferred, Encumbered or otherwise disposed of any of its assets as set out in the Balance Sheets of the Company in excess of the value of Rs. 20,00,000 (cumulative) without the prior consent of the Purchaser, except in the ordinary course of business;

(i)	The Company shall not have announced or paid any dividends or other forms of distribution to any shareholder (however, payments for services rendered or employment in the ordinary course of business shall be excepted), in the period between March 7, 2007 and the First Closing Date;

(j)	There shall be no Encumbrance on the Sale Shares, save for such Encumbrances already made in favour of the Purchaser by way of this Agreement, and all necessary approvals for the transfer of the same shall have been obtained from the Selling Shareholders;

(k)	The Founders delivering to the Purchaser, the Disclosure Letter, the contents of which are acceptable to the Purchaser;

(l)	All assets required to operate the Business during the Earnout Period, in the same or similar manner as conducted prior to the Effective Date, are in the Company and its Subsidiary;

(m)	On First Closing Date, the Company will terminate the following agreements and ensure that there will be no continuing obligations arising out of these agreements,, liabilities arising out of these agreements or outstanding dues owed by the Company and/ or the Selling Shareholders to any other parties thereunder.
(i)	Shareholders Agreement dated August 21, 2004 entered into between the Company, Mr. Ganesh Krishnan, M/s Spark Capital Advisors (India) Private Limited, Mr. S. Ramakrishnan, Mr. Vinay Mishra and Mr. Shankar Maruwada;

(ii)	Subscription Agreement dated November 1, 2004 entered into between the Company and Mr. Glen M. Springer which termination shall be effective from April 1, 2007;

(iii)	Shareholders Agreement dated July 18, 2005 entered into between the Company, Mr. Ganesh Krishnan, M/s Spark Capital Advisors (India) Private Limited, Mr. S. Ramakrishnan, Mr. Vinay Mishra , Mr. Shankar Maruwada and M/s Tawny Dove Limited;

(iv)	Shareholders Agreement dated December 23, 2005 entered into between the Company, Mr. Raji Raju, Mr. S. Ramakrishna, Mr. Vinay Mishra, Mr. Shankar Maruwada, Mr. Ganesh Krishnan, Spark Capital Advisors and M/s Tawny Dove Limited;

(v)	Share Subscription Agreement dated November 1, 2005 entered into between the Company and Infernotions Corporation; and

(vi)	Share Subscription Agreement dated August 17, 2006 entered into between the Company and M.S.Krishnan.
(n)	The Company shall have obtained letters (in the format as provided in Schedule 18A) from each of the Selling Shareholders other than the Founders, K.Ganesh, Tawny Dove Ltd, Spark Capital Advisors (India) Private Limited, Raji Raju, Glen Springer, Infernotions Corporation, M S Krishnan confirming that there are no options outstanding in their favour, that they have no rights whatsoever to be issued any shares in the Company or the Subsidiary after the Effective Date, and also stating their respective designated bank accounts to which the First Closing

Consideration shall be paid by the Purchaser in accordance with Clause 3.1(i) and confirming that the undated cheques delivered by each of them under sub-clause 3.2 (q) are in respect of total repayment of loans (with no outstanding dues thereafter) availed by each of them from the Company for exercise of any of their Stock Options prior to the date hereof. In addition, the Company shall have obtained letters (in a form as provided in Schedule 18B) from Glen Springer and Infernotions Corporation confirming that there are no options outstanding in their favour, that they have no rights whatsoever to be issued any shares in the Company or the Subsidiary after the Effective Date and also stating their respective designated bank accounts to which the First Closing Consideration shall be paid by the Purchaser in accordance with Clause 3.1(i).
(o)	The Company shall have terminated any or all powers granted to Founders under any power of attorney or board resolution and have issued the necessary powers to the Founders/Key Employees with powers vide a Board Resolution to operate the Company with full authority pursuant to Clause 5.3 of this Agreement in a form to be mutually agreed between the Parties.

(p)	The Parties shall have mutually agreed to the form and substance of reporting requirements to be complied with by the Founders as provided in the definition of “Cause for Earnout Determination”.

(q)	The Employees listed in the Schedule 6 herewith shall have delivered to the Company undated cheques favouring the Company for an amount indicated against the name of each Employee mentioned in the said Schedule.

(r)	The Company shall have provided the Board resolutions and Forms 2 filed with the Registrar of Companies, Karnataka in respect of the allotment of Equity Shares made by the Company:
(i)	on March 31, 2007; and

(ii)	to Mr. S. Ramakrishnan, Mr. Vinay Mishra, Mr. Shankar Maruwada, Tawny Dove Limited, Mrs. Raji Raji, Mr. Glen Springer, and Infernotions Corporation.
(s)	Each of the advisors of the Company, viz. Spark Capital Advisors, ALMT Legal and Grant Thorton, shall have terminated their respective agreements executed with the Company in relation to the transaction contemplated under this Agreement and shall have provided a letter conirming that no claims are due to be paid to each or any of them in respect of this transaction.

(t)	Each Selling Shareholder, must submit either a
i.	declaration in IRS Form W-8, in the case of non-resident aliens of the United States, or

ii.	declaration in Form W-9 in the case of U.S. resident aliens or U.S. citizens.
(u)	The Parties shall have executed the Indian Escrow Agreement and the Foreign Escrow Agreement in a form to be mutually agreed between the Parties;

(v)	The Founders and the Key Employees shall have executed Employment Letters in a form to be mutually agreed between the Parties;
3.3	Fulfilment of Conditions Precedent
(a)	The Company and the Selling Shareholders shall use their best endeavours to ensure, fulfill or procure the fulfillment of the Conditions Precedent on or before April 30, 2007.

(b)	If at any time any Party becomes aware of any circumstances that will or are likely to give rise to the non-fulfilment of the Conditions Precedent by April 30, 2007, then such Party shall immediately give to the other Parties written particulars of any such circumstances and the Parties hereto shall co-operate fully with a view to procuring fulfilment of the relevant Condition Precedent.
3.4	The obligation of the Selling Shareholders to sell the Sale Shares shall be conditional upon:
(a)	The execution of the Definitive Agreements and closing documents in the formats appended hereto;

(b)	The Purchaser having provided a copy of the certificate of incorporation and registration with the Financial Services Commission, Mauritius.

(c)	the receipt of all corporate approvals and regulatory Approvals as may be required for the entry into and performance of the transactions contemplated by this Agreement.,. The Purchaser shall use it’s best endeavours to obtain the same by April 30, 2007;

(d)	All of the Purchaser’s representations and warranties in this Agreement, shall be true and fair in all respects as of the Balance Sheet Date and First Closing Date and the Purchaser shall have performed and complied with all, and not be in breach or default under any agreements, covenants, conditions and obligations contained in this Agreement that are required to be performed or complied with on or before the First Closing Date;

(e)	There shall not have been any proceeding, order, or injunction, which (i) prohibits, prevents, restrains, restricts, delays, makes illegal or otherwise interferes with the consummation of any of the transactions contemplated under the Definitive Agreements, or (ii) prevents the Selling Shareholders from selling the Sale Shares and no law shall have been, promulgated, adopted, enacted or entered or otherwise made effective by any Governmental Authority after the Balance Sheet Date that has or would prevent the Selling Shareholders from performing its obligations hereunder

(f)	The Business Plan shall have been agreed to by the Founders and Purchaser in writing.
3.5	At First Closing:
(a)	Each of the Selling Shareholders shall deliver to the Purchaser, share certificates in relation to the number of the First Tranche Shares set out against the Selling Shareholder’s name in Schedule 1 along with (i) currently dated share transfer forms duly signed by the Selling Shareholder, on which appropriate stamp duty has been paid, and (ii) such other evidence of title as may be necessary to validate the transfer of the First Tranche Shares under Applicable Law.
Provided that in the event that the First Tranche Shares are dematerialized prior to the First Closing Date, the transfer of the First Tranche Shares shall be by delivery of duly executed depositary participant instruction slips by the Selling Shareholders and the Purchaser to their respective depositary participants in respect of their respective depositary participant accounts as shall be intimated to each other prior to the First Closing Date.
(b)	Subject to the deductions as may be required to be made under Clause 3.1(ii), the Purchaser shall pay to each Selling Shareholder such portion of the First Tranche Consideration as set out against such Selling Shareholder’s name in Schedule 8, by way of a wire transfer of such amounts into the Selling Shareholder’s bank account, details of which are as set out in Schedule 8.

(c)	the Selling Shareholders shall deliver to the Purchaser, certified true copies of resolutions of the Board of Directors, in form and substance satisfactory to the Purchaser approving the following:
(i)	The resignation of the Existing Directors (other than Mr. S. Ramakrishnan and Mr. Vinay Mishra), the handing over of any properties or records of the Company in their possession, and confirmation in writing that no monies are due to any one or more of them from the Company, and if such monies are due, written waiver of claims thereto;

(ii)	Registration of the transfer of the First Tranche Shares from the Selling Shareholders to the Purchaser and entry of the name of the Purchaser in the register of members of the Company by the Board of Directors prior to their resignation;

(iii)	The appointment of such number of Directors recommended by the Purchaser on the Board of Directors;

(iv)	Revocation of all powers granted to the Existing Directors who will have resigned pursuant to the provisions of this Agreement;

(v)	Change in the authorised signatories of all the bank accounts maintained by the Company such that the authorised signatories for amounts in excess of Rs.25,00,000/- (Rupees Twenty Five Lakhs Only) shall be one representative each of the Purchaser and the Founders, and for amounts less than Rs. 25,00,000/- (Rupees Twenty Five Lakhs Only) shall be any 2 (Two) representatives of the Founders. Provided that any 2 (Two) representatives of the Founders as designated by the Purchaser shall be authorised to make payments of amounts above the limits specified above in respect of salaries and other payments payable to the employees and payments of statutory dues to governmental and other regulatory authorities; provided that the Founders shall provide a monthly report to the Purchaser of payments of salaries and other payments to be made to the employees and payments of statutory dues to governmental and other regulatory authorities.

(vi)	Execution and submission of Power of Attorney in the form as may be agreed between the Parties and executed by the Selling Shareholders in favour of the Purchaser to vote on Second Tranche Shares as per direction of the Purchaser, which is to be valid till the Earn Out Payment Date.
(d)	The Purchaser shall deposit the Second Tranche Escrow Consideration and the Selling Shareholders shall deposit the Second Tranche Shares with the Escrow Agents in accordance with the Escrow Agreements.

(e)	The Articles of Association of the Company shall be amended in a form to the satisfaction of the Purchaser.
3.6	The Company and the Selling Shareholders shall, at the cost of the Purchaser, provide the Purchaser with all assistance that may be requested so as to enable the Purchaser to ensure that all filings, intimations etc. as the case may be, in relation to the transaction set out in this Agreement are complied with including but not limited to the requisite filings with the Reserve Bank of India.

3.7	Notwithstanding anything to the contrary in this Agreement or elsewhere, and notwithstanding any event of Force Majeure, in the event that the First Closing does not occur by May 15, 2007, then this Agreement shall stand automatically terminated without recourse or remedy to any of the Parties hereto. Further, in the event that this Agreement is so terminated on or before May 15, 2007, the Purchaser shall pay to the Company the amounts spent by it for the purposes of conducting the US GAAP audit by E&Y for financial year 2007.

4.	SECOND TRANCHE CONSIDERATION AND EARNOUT CONSIDERATION

4.1	The Parties hereby agree that within 30 days of the First Closing Date, the Company shall appoint and the Selling Shareholders shall cause the Company to appoint E&Y to audit, by June 15, 2008 (i) the financial statements of the Company prepared by the Company in accordance with US GAAP for the Earnout Period; and (ii) the schedule of Earnout Consideration prepared by the Purchaser in accordance with the provisions of this Agreement. The Company shall and the Parties shall cause the Company to provide to E&Y unrestricted access to the books of account, documents, files and papers of the Company in order for E&Y to conduct and complete its audit. In case E&Y fails to complete their audit by 15th June 2008 for lack of information to be provided or cooperation to be extended by the Shareholder and/or by the Company, then the Earnout Payment Date shall get extended by the same period as that from June 15, 2008 until the date of completion of such audit by E&Y, which shall not be later than July 15, 2008. The financial statements and the schedule of Earnout Consideration as audited by E&Y, independent auditors, shall be binding on the Parties.

The Parties hereby agree that if any Party disputes the Earnout Consideration as audited by E&Y, it may seek a determination of the Earnout Consideration by an internationally reputed audit firm (the “Audit Firm”) and raise a dispute in this regard only after, i) receipt of the Earnout Consideration and the Second Tranche Escrow Consideration by the Selling Shareholders, and ii) transfer of the Second Tranche Shares to the Purchaser, in accordance with Clause 4.2 below. All costs in relation to the Audit Firm appointed in terms of the preceding sentence shall be borne:
(i)	by the Selling Shareholders if the Earnout Consideration is determined by the Audit Firm to be equal to or less than the Earnout Consideration audited by E&Y;

(ii)	by the Purchaser if the Earnout Consideration is determined by the Audit Firm to be greater than the Earnout Consideration audited by the E&Y.

Provided that if the Earnout Consideration as determined by the Audit Firm above is determined to be greater than the Earnout Consideration audited by E&Y, then the Purchaser shall, forthwith within 30 days of the determination by the Audit Firm pay the balance unpaid amount of the Earnout Consideration due, failing which the Purchaser shall be in material default of this Agreement.
Provided that, if the Earnout Consideration as determined by the Audit Firm is determined to be lesser than the Earnout Consideration audited by E&Y, then the Selling Shareholders shall, forthwith within 30 days of the determination by the Audit Firm, proportionately pay back to the Purchaser the difference between the Earnout Consideration as audited by E&Y and by the Audit Firm respectively, failing which the Selling Shareholders shall be in material default of this Agreement.
4.2	(i)	Subject to sub-clause (iii) below, on or prior to the Earnout Payment Date (the “Second Closing Date”), the Purchaser shall pay the Earnout Consideration to the Selling Shareholders on a pro rata basis and the Foreign Escrow Agent shall, upon receipt of intimation (which shall be made by the Purchaser contemporaneous with the payment of the Earnout Consideration to the Selling Shareholders) from the Purchaser of payment of the pro rata Earnout Consideration by the Purchaser to Manik Bhandari, Glen M Springer, Infernotions Corporation, M.S.Krishnan, Tawny Dove Ltd into their respective Bank Accounts as mentioned in Schedule 8 hereunder and to the rest of the Selling Shareholders into the Collection Account, forthwith release the Second Tranche Escrow Consideration to Manik Bhandari, Glen M Springer, Infernotions Corporation, M.S.Krishnan, Tawny Dove Ltd into their respective Bank Accounts as mentioned in Schedule 8 hereunder and to the rest of the Selling Shareholders into the Collection Account by way of a wire transfer of such amounts. Simultaneously with the release the Second Tranche Escrow Consideration to the Selling Shareholders, the Indian Escrow Agent shall release the Second Tranche Shares to the Purchaser. The Parties agree that the Earnout Consideration payable under the provisions of this Agreement shall be paid by the Purchaser in the proportions as indicated in Schedule 22 to the designated bank account of each of the Selling Shareholders as provided in Schedule 22, to be notified to the Purchaser prior to the First Closing Date. It is clarified that the Purchaser shall not be in breach of its obligation to pay the Earnout Consideration to the Selling Shareholders if the Purchaser has paid the Earnout Consideration into the designated bank account as provided hereinabove and the same shall not be frustrated by the said designated bank account being incorrect at the time of payment of the Earnout Consideration. It is clarified that the Purchaser shall be deemed to have discharged its obligations under this Clause 4.2 upon payment of the amounts to the designated bank accounts as above and the obtaining of evidence of remittance of such amounts from the Purchaser’s bank account.

(ii)	Subject to sub-clause (iii) below, if the Purchaser fails to make/cause the payment of Second Tranche Escrow Consideration and/or the Earnout Consideration in accordance with the provisions of this Agreement, then notwithstanding anything to the contrary contained in this Agreement, the Purchaser shall be deemed to have offered to sell to the Founders the First Tranche Shares at Re. 1 (Rupee one) per Share, and shall accordingly forthwith transfer the First Tranche Shares to the Founders. Further, the Selling Shareholders shall be entitled to forthwith instruct the Foreign Escrow Agent to transfer the Second Tranche Shares deposited with the Indian Escrow Agent back to the relevant Selling Shareholder.

(iii)	If the delay in the payment of the Second Tranche Escrow Consideration and/or the Earnout Consideration beyond the Earnout Payment Date is caused due to Force Majeure or Indian regulatory delays beyond the control of the Purchaser, the Earnout Payment Date shall be extended by the delay occasioned by such Force Majeure or regulatory delay. Notwithstanding anything to the contrary stated in this Agreement or elsewhere, in the event of any delay in the payment of the Second Tranche Escrow Consideration and/or the Earnout Consideration under this sub clause (iii) beyond the Earnout Payment Date, the Earnout Consideration (provided that the same has been determined in accordance with Clause 4.1) shall be placed in escrow with an escrow agent, to be designated by the Selling Shareholders in accordance with an agreement to be mutually agreed by the Parties at the relevant time.
4.3	Notwithstanding anything contained in this Agreement, on the occurrence of:
(a)	a merger/ demerger or sale of the substantial undertaking of the Company; or

(b)	a sale of more than 50% of the Shares of the Company to any third party (other than an Affiliate of the Purchaser); or

(c)	any Change of Control of the Company or its subsidiaries (other than to an Affiliate of the Purchaser);
prior to the Second Closing Date, the Purchaser shall forthwith pay the Earnout Consideration to the Selling Shareholders as per Clause 4.2(i) on a pro rata basis and instruct the Foreign Escrow Agent to release the Second Tranche Escrow Consideration to the Selling Shareholders in accordance with the said Clause 4.2(i). Simultaneously, the Indian Escrow Agent shall transfer the Second Tranche Shares to the Purchaser.

For the purposes of this Clause 4.3, the Earnout Consideration shall be USD 35 Million net of any withholding tax obligation as per Applicable Law and subject to any adjustments/ deductions to the Earnout Consideration that is permissible to be made under the provisions of this Agreement.

4.4	Notwithstanding anything contained in this Agreement, the Purchaser may at its sole option at any time prior to the Earnout Payment Date, instruct the Foreign Escrow Agent to release the Second Tranche Escrow Consideration to the Selling Shareholder’s in accordance with Clause 4.2(i) and pay an Earnout Consideration of USD 35 Million or any lower amount that may be mutually agreed by the Parties, to the Selling Shareholders as per the said clause 4.2(i). Simultaneously, the Indian Escrow Agent shall release the Second Tranche Shares to the Purchaser.
4.5	Notwithstanding anything contained in this Agreement, in the event of the institution of:
(a)	voluntary or involuntary liquidation of the Purchaser at any time prior to the Earnout Payment Date and provided that a liquidator is appointed; or

(b)	voluntary liquidation of the Company prior to the Earnout Payment Date;
the Purchaser shall forthwith pay the Earnout Consideration to the Selling Shareholders as per Clause 4.2(i) on a pro rata basis and instruct the Foreign Escrow Agent to release the Second Tranche Escrow Consideration to the Selling Shareholder’s in accordance with the said clause 4.2(i). Simultaneously, the Indian Escrow Agent shall release the Second Tranche Shares to the Purchaser.

For the purposes of this Clause 4.5, the Earnout Consideration shall be USD 35 Million subject to any adjustments/ deductions to the Earnout Consideration that is permissible to be made under the provisions of this Agreement.
4.6	Notwithstanding anything contained in this Agreement, in the event of the institution of an involuntary liquidation of the Company during the Earnout Period and provided that a liquidator is appointed, the Purchaser shall forthwith instruct the Foreign Escrow Agent to release the Second Tranche Escrow Consideration to the Selling Shareholders as per Clause 4.2(i). Simultaneously, the Indian Escrow Agent shall release the Second Tranche Shares to the Purchaser.

Notwithstanding the above, if the institution of the involuntary liquidation of the Company is triggered by any act or omission of the Purchaser, the Purchaser shall additionally be liable to pay the Selling Shareholders the Earnout Consideration, which for the purposes of this Clause 4.6 shall be USD 35 Million subject to any adjustments/ deductions to the Earnout Consideration that is permissible to be made under the provisions of this Agreement.

4.7	Pursuant to the transfer of the Second Tranche Shares in accordance with this Clause 4, the Company and the Selling Shareholders shall provide the Purchaser with all assistance that may be requested so as to enable the Purchaser to ensure that all filings, intimations etc. as the case may be, in relation to the transaction set out in this Agreement are complied with including but not limited to the requisite filings with the Reserve Bank of India.
4.8	For the avoidance of doubt, it is clarified that the payment of the Earnout Consideration is not contingent upon the continued employment of the Founders and Key Employees with the Company.
4.9	The Parties hereby agree that prior to payment of Earnout Consideration and Second Tranche Consideration under Cluse 4.3 or 4.4 or 4.5 or 4.6, the Company shall appoint and the Selling Shareholders shall cause the Company to appoint E&Y to audit the schedule of Earnout Consideration prepared by the Purchaser in accordance with the provisions of this Agreement The Company shall and the Parties shall cause the Company to provide to E&Y unrestricted access to the books of account, documents, files and papers of the Company in order for E&Y to conduct and complete its audit. The financial statements and the schedule of Earnout Consideration as audited by E&Y, independent auditors, shall be binding on the Parties.
5.	CONDUCT OF BUSINESS
5.1	The Parties agree that from the First Closing Date till the end of the Earnout Period, the Company shall carry on the Business in its ordinary course in accordance with and to achieve the Business Plan. Any changes to the Business Plan during the Earnout Period shall be made only with the mutual consent of Founders and the Purchaser.
5.2	Subject to the Purchaser’s corporate governance policies as on the Effective Date, the Purchaser and the Company shall ensure that the Founders will have full authority as employees and directors as applicable over the Business till the end of the Earnout Period. During the Earnout Period, subject to provisions of Clause 6.3, the Purchaser shall ensure that two of the Founders (or their nominees) will continue as Directors of the Company subject to the Purchaser having majority control over the Board. For a meeting of Board of Directors, a notice shall be given to all the Directors of the Company at least 7 days prior to the date of holding the meeting. During the Earnout Period, the nominees of the Founders shall have a right to appoint an alternate director as per Applicable Laws, in case any of the nominees of the Founders are unable to attend the meetings of the Board for reason of not being physically present in India. Subject to applicable law, 1/3rd of the total strength of Directors (any fraction contained in that 1/3rd being rounded off to the nearest natural number) or two Directors (whichever is higher) shall constitute the quorum for a meeting of Board of Directors, provided that, the physical presence of at least 2 (Two) directors nominated by the Purchaser shall be required to constitute such quorum. Provided further that with respect to matters related to any amendments to the Business Plan, the physical presence of the 2 (Two) Directors nominated by the Founders or their Alternate Directors shall be required in such a meeting.
It is further clarified that the Key Employees and Founders shall, during the Earnout Period, enjoy terms of employment no less favourable than those currently enjoyed by the Key Employees and the Founders (as the case may be).
5.3	The Purchaser shall at all times allow the Founders and the Key Employees to discharge their functions as employees and directors as applicable during the Earnout Period, without interruption or interference, and shall ensure that they are not given any responsibilities in addition to their responsibilities as on the First Closing Date and/or relocated from their places of work as on the First Closing Date. However, Founders shall not take any decision on the matters listed in Schedule 13 without the express consent of the Purchaser. During the Earnout Period, the Key Employees and Founders will have the same roles and responsibilities in the Company as they have prior to the First Closing Date and their compensation shall be on terms no less favourable than as those enjoyed by them prior to the First Closing Date. Any proposed change in the terms of employment of the Key Employees and/or the Founders shall not be made unless with the specific prior written concurrence of the Founders. Accordingly, Mr. S Ramakrishnan, the current Managing Director and Chief Executive Officer, will continue to be the Managing Director and Chief Executive Officer of the Company during the Earnout Period.
5.4	Determination by Expert
(a)	Notwithstanding anything to the contrary contained in this Agreement, if the Purchaser, by virtue of its control over the Company, during anytime between the First Closing Date and the Earnout Payment Date, unilaterally takes any decision, either a commission or an omission, with respect to the Company, without the prior written concurrence of the Founders; and which the Founders reasonably believe has adversely impacted the Audited Net Income of the Company during the Earnout Period, then the Founders may refer the matter to Mr. Sanjeev Agarwal, currently working as Managing Director of Helion Ventures Pvt Ltd, or such other person as mutually agreed between the Founders and Purchaser (the “Expert”). It is further clarified that the reference to the Expert shall extend to the determination of the existence of an event which may be Cause for Earnout Determination.

(b)	If the Expert determines that the Purchaser has adversely impacted the Net Income of the Company without Cause for Earnout Determination, then the impact on Net Income as determined by the Expert shall be added to the Audited Net Income for the Earnout Period as determined in accordance with this Agreement. Any determination by the Expert shall be made within 30 days of any reference made to the Expert and shall be binding on the Parties.

(c)	The cost of reference to the Expert shall be borne by such Party as may be determined by the Expert. If the Expert determines that the Purchaser has adversely impacted the Net Income of the Company to the prejudice of the Founders, without Cause for Earnout Determination, thereby causing an adverse impact on the receipt of the Earnout Consideration and the impact is such that the Earnout Consideration would otherwise than for such impact have been USD 35 Million, then the Purchaser shall pay USD 35 Million subject to any adjustments/ deductions to the Earnout Consideration that is permissible to be made under the provisions of this Agreement as Earnout Consideration to the Selling Shareholders on or prior to the Earnout Payment Date. It is expressly clarified that the termination of any Founder or Key Employee from his employment for Cause for Employment shall not be raised by the Founders as an event adversely affecting Net Income.
5.5	During the Earnout Period, the Purchaser shall not, either by itself, or through any of its Affiliates or group companies:
(a)	engage, directly or indirectly, in the Business other than as being conducted by the Purchaser as at the First Closing Date with its existing customers as provided in Schedule 3. In the event of breach of this subclause by the Purchaser, the Founders (Mr. S Ramakrishnan) and the Purchaser shall, through their representatives, engage in a mutual discussion to determine the amount of loss suffered by the Company. In the event respective parties are able to determine the impact on Audited Net Income of the Company on account of this breach, then such impact shall be adjusted with the Audited Net Income. In addition the applicability of this Clause for any Business in the area of procurement analytics and business research will be decided mutually between S.Ramakrishnan and Neeraj Bhargava. In the event that the representatives of the Founders (Mr. S Ramakrishnan) and the Purchaser are unable to determine the amount of loss suffered by the Company, the same shall be referred to the determination of Expert. Within 15 days from the date of reference, the Expert shall determine the amount of loss suffered by the Company. Upon such determination, such impact to the Audited Net Income shall be adjusted against the Audited Net Income.
Provided that, the restriction contained in this clause shall not prohibit the Purchaser from engaging in business (including a business competing with the Business of the Company) with any of the customers of the Purchaser (“Purchaser Customers”), if such Purchaser Customers specifically opt to seek the services of the Purchaser to the exclusion of the Company for such business.

(b)	declare any dividends/or other forms of distribution from the Company. In the event of breach of this sub-clause by the Purchaser, the Selling Shareholders shall receive USD 35 Million subject to any adjustments/ deductions to the Earnout Consideration that is permissible to be made under the provisions of this Agreement as Earnout consideration.
5.6	The Parties shall ensure that all licenses required to operate the Business during the Earnout Period, in the same or similar manner as conducted prior to the Effective Date, shall remain with the Company and its Subsidiary.
5.7	The Founders shall undertake best efforts to ensure that the existing employees of the Company will continue their employment during the Earnout Period.
5.8	Further, during the Earnout Period, subject to confidentiality agreements executed to the satisfaction of the Purchaser, the Purchaser hereby agrees to provide Ganesh Krishnan and M/s Spark Capital Advisors (India) Private Limited, the financial statements for the Company for each quarter within 5 days of the declaration the financial results of WNS (Holdings) Limited at the end of each quarter.
6.	UNDERPERFORMANCE
6.1	Subject to any event of Force Majeure, upon the determination of Underperformance in accordance with this Section 6, the Purchaser shall have the option to assume management control of the Company in a manner set out in Clause 6.3 below and the Founders will forthwith cease to have authority over the Business and the provisions of Clause 5 of this Agreement would cease to be effective,. The determination of the annualised Net Income of the Company under this Section 6 shall be made on the basis of past business practises and Management Information Systems adopted by the Company prior to March 31, 2007 as agreed between the Founders and the Purchaser.
6.2	For the purpose of this Section 6, “Underperformance” shall mean the following:
(i)	In the event that the annualised Net Income of the Company for the six month period ending September 30, 2007, is less than USD 2 Million, then a cure period of 60 days shall be provided to the Founders to raise the annualised Net Income of the Company to USD 2 Million. In the event that the Net Income of the Company as annualized for a period of 240 days after the expiry of such cure period, remains less than USD 2 Million, it shall be deemed to be “Underperformance”;

(ii)	Loss of more than 50% of the employees of the Company and the Subsidiary within a consecutive period of 3 months at any time during the Earnout Period, save and except for situations where Purchaser effects any changes in the Company’s policies affecting the employees of the Company.

6.3	Upon Underperformance, the Purchaser shall at its sole discretion determine the complete composition of Board of Directors including but not limited to removal of Mr. S. Ramakrishnan and/or Mr. Vinay Mishra and/or their alternate directors, if any, from the post of Director of the Company. In such an event, the Founders shall be entitled to all information relating to the operations of the Company as they may request. Further, during the Earnout Period, if the Founders believe that any decisions taken by Company prejudicially affect the obligations of the Founders to deliver the performance as specified in this Clause, the Founders may refer such event to the Expert for determination of the impact on the Earnout Consideration.
6.4	Notwithstanding anything to the contrary contained in this Agreement, upon the occurrence of Underperformance, the Purchaser (i) shall not indirectly or directly, engage in the Business other than through the Company, other than as being conducted by the Purchaser as at the First Closing Date, with any customers as listed in Schedule 14, (ii) may provide additional employees to the Company, without the Company incurring any expenses in this behalf, and (iii) may transfer any of the employees of the Company to any other company or unit of the Purchaser

Provided that, the restriction contained in this clause shall not prohibit the Purchaser from engaging in business (including a business competing with the Business of the Company) with any of the customers of the Purchaser (“Purchaser Customers”), if such Purchaser Customers specifically opt to seek the services of the Purchaser to the exclusion of the Company for such business.
7.	REPRESENTATIONS AND WARRANTIES

7.1	Representations and Warranties of the Founders and the Selling Shareholders
(i)	Save and except as specifically disclosed in the Disclosure Letter, each of the Founders jointly and severally represent and warrant to the Purchaser that the statements contained in Schedule 4 are true and fair as on the Balance Sheet Date and the First Closing Date.

(ii)	Each of the Selling Shareholders jointly and severally represent and warrant to the Purchaser that each of the Selling Shareholders have full, clear and unencumbered right, title and interest in the Sale Shares and the right to sell all Sale Shares to the Purchaser without any limitations thereof.
7.2	Representations and Warranties of the Purchaser
The Purchaser hereby represents and warrants to the Selling Shareholders as at the date of this Agreement and the First Closing Date that:

(i)	The Purchaser is a company duly incorporated, validly existing and in good standing under the laws of Mauritius, with full corporate power to carry on its business as now conducted by it;

(ii)	The Purchaser has full corporate power, capacity and authority to enter into and execute this Agreement and to perform all of its obligations hereunder;

(iii)	This Agreement upon execution is valid and legally binding upon the Purchaser and enforceable against it in accordance with its terms and neither the execution of this Agreement by the Purchaser nor the performance by it of the various terms and provisions hereof will violate the memorandum and articles of association of the Purchaser or any deed or agreement to which it is a party or by which it is bound;

(iv)	The Purchaser or any of its Affiliates, as of the First Closing Date has sufficient reserves and is capitalised adequately to perform its obligations under this Agreement, including but not limited to the payment of the Total Purchase Consideration.
7.3	The Selling Shareholders agree and acknowledge that the Purchaser is entering into this Agreement strictly in reliance of the representations and warranties set out in Clause 7.1 above.
7.4	The rights and remedies of the Purchaser in respect of a breach or breaches of the representations and warranties shall not be affected or determined by the outcome of any investigation made by any Person into the affairs of the Company.
8.	COVENANTS

8.1	Consents and Approvals
The Company and the Selling Shareholders shall use their best efforts to obtain all Approvals rendered necessary by and for the transactions contemplated under this Agreement, in respect of all contracts executed by it with any Person.
8.2	Public Announcements
No public release, announcement or other disclosure concerning this Agreement or any of the transactions contemplated hereby, shall be issued by any Party, other than to their respective officers, employees and customers nor shall the existence of or terms of this Agreement be disclosed to any person other than the officers, customers and employees of the Company or the Company’s/Purchaser’s accountants or legal counsel/attorneys without the prior written consent of the Company/Purchaser, unless such release, announcement or other disclosure is required by Applicable Law or regulation, governmental agency or authority or any stock exchange to which the Company or any Subsidiary or the Selling Shareholders or the Purchaser, as the case may be, is subject or submits. In such case, the disclosing Party shall use its commercially reasonable efforts to allow the other Parties reasonable time to comment on such release or announcement in advance of such issuance, it being understood that the final form and content of any such release or announcement, to the extent so required, shall be at the final discretion of the disclosing Party. The Parties further agree that, if disclosure by Applicable Law is required, the other Party shall be notified of this and the Parties agree that they will use all commercially reasonable efforts to cooperate with each other to obtain limited disclosure, and if available, a protective order over, or confidential treatment of, such information.
8.5	The Company shall, and the Selling Shareholders shall ensure that the Company shall during the period between the execution of this Agreement and Second Closing Date:
(a)	Conduct their business in the ordinary and normal course; and

(b)	Comply with all Applicable Laws.

(c)	Take Purchaser’s consent for any decision regarding matters provided in Schedule 13.
9.	INDEMNITY

9.1	Survival of Representations; Warranties and Covenants.
Notwithstanding any investigation conducted before or after the First Closing Date, and notwithstanding any actual or implied knowledge or notice of any facts or circumstances which the Purchaser may have as a result of such investigation or otherwise, save knowledge or notice of any facts or circumstances disclosed to the Purchaser in the Disclosure Letter, the Purchaser will be entitled to rely upon the Founder’s representations, warranties, covenants and/or agreements set forth in the Definitive Agreements or in schedule delivered pursuant hereto. Each of the Purchaser Indemnified Persons (as defined hereinafter) may bring a claim for indemnification for Damages (as defined hereinafter) on account of having suffered actual loss under this Clause 9 notwithstanding the fact that such Purchaser Indemnified Person had knowledge of the breach or inaccuracy giving rise to such claim prior to the First Closing Date. The obligations of the Founders with respect to such representations, warranties, agreements and covenants will survive the First Closing Date and continue in full force and effect for a period of 2 ( Two) year from the First Closing Date save and except those in relation to (a) liabilities arising for violation of any Applicable Law which shall extend for a period specified under the applicable Law; and (b) title of the Sale Shares which shall extend to all the Selling Shareholders and for an indefinite period.

9.2	Subject to the limitations set forth in this Clause 9, the Founders (collectively, the “Indemnitors”) hereby agree to jointly and severally indemnify and hold harmless the Purchaser and its officers, directors, employees (including the Company and the Subsidiary from and after the First Closing Date) (hereinafter referred to individually as a “Purchaser Indemnified Person” and collectively as the “Purchaser Indemnified Persons”) from and against any and all suffered amounts on account of losses, liabilities, actual proven and direct damages, claims, fines, fees, penalties, interest obligations, expenses and costs, (“Damages”) directly arising from any misrepresentation or breach or default of any of the representations, warranties, covenants and agreements given or made by any of the Selling Shareholders in the Definitive Agreements, or in a schedule or exhibit delivered pursuant thereto;
(i)	any obligation or liability of the Company or any Subsidiary which may be incurred by the Company or such Subsidiary as a result of noncompliance (if any), with the requirements of Applicable Law, including the Act during the period prior to the First Closing Date;

(ii)	any claim by a third party raised against the Company, Founders or the Purchaser, (a) for an act, deed or omission of the Founders or the Company occurring prior to the First Closing Date, and (b) having being raised before the expiry of the period of limitation provided under the Applicable Law, which if true, would constitute a misrepresentation or breach or inaccuracy of or default in connection with any of the representations, warranties, covenants and agreements given or made by the Founders in the Definitive Agreements, the Disclosure Letter or any certificate, schedule or exhibit delivered pursuant hereto.
9.3	The indemnification obligations of the Founders shall be subject to the following limitations and conditions:
(i)	the Indemnitors shall not be liable in respect of any matter, act, omission or circumstances (or any combination thereof) to the extent that the same would not have occurred but for any voluntary act, omission or transaction of the Purchaser Indemnified Persons;

(ii)	if the Indemnitors pay an amount in discharge of any claim under this Clause 9, and the Purchaser Indemnified Persons subsequently recover (whether by payment, discount, credit, relief or otherwise) from any Person any sum in respect of such claim, the Purchaser Indemnified Persons shall pay to the Indemnitors an amount equal to the sum recovered from such Person;

(iii)	the Purchaser or any of the Purchaser Indemnified Persons, as may have received a notice of any claim shall have given notice of such claim, to the relevant Selling Shareholders within 30 days of the receipt of the same.

(iv)	the Purchaser Indemnified Persons shall provide evidence and documentation of having suffered and actually paid for the Damages.
9.4	Process
(a)	In the event any Purchaser Indemnified Person becomes aware of any matter that it believes is covered under this Agreement and such matter involves (i) any claim made against the Purchaser Indemnified Persons or the Company by any Person; or (ii) the commencement of any action, suit, investigation, arbitration or similar proceeding against the Purchaser Indemnified Persons or the Company, the Purchaser Indemnified Persons shall promptly notify the Company and the Founders of such claim (“Third Party Claim”) within 30 days of the receipt of the notice, setting out the amount due to the Purchaser Indemnified Person and grounds of claim.

(b)	The Indemnitors shall have the right to assume the defense of any Third Party Claim with a counsel of its choice at any time within 30 (thirty) days after the Purchaser Indemnified Persons have given notice of the Third Party Claim, provided that the Indemnitors shall conduct the defense of the Third Party Claim as agent(s) of the Purchaser Indemnified Persons and shall act in a diligent manner. In the event the Indemnitors assume the defence of any Third Party Claim, the Indemnitors shall not be liable for any settlement of a Third Party Claim effected without its prior written consent.

(c)	In the event the Indemnitors do not assume and conduct the defense of the Third Party Claim in accordance with Clause 9.6 (b) above: (i) the Purchaser Indemnified Persons may defend against and consent to the entry of any judgement or enter into any settlement with respect to, the Third Party Claim in any manner it may deem appropriate; and (ii) the Indemnitors will remain liable to indemnify the Purchaser Indemnified Persons for any Damages that the Purchaser Indemnified Persons may incur resulting from, arising out of, relating to, in the nature of, or caused by the Third Party Claim to the fullest extent provided under Clause 9. Such indemnity shall be made by the Indemnitors to the Purchaser Indemnified Persons within 30 (Thirty) days of the Purchaser Indemnified Persons requiring the Indemnitors to make any payments at the option of the Purchaser, either to the Company and/or the Purchaser, pursuant to any loss or liability suffered by the Purchaser Indemnified Persons.

(d)	The liability of the Founders to indemnify the Purchaser Indemnified Persons pursuant to this Section shall be lower of , (i) aggregate of 50% of each of the First Tranche Consideration and the Second Tranche Consideration, actually received, by the Founders till the date of any claim or (ii) US Dollars 25,000,000 (Twenty-five million US Dollars).

(e)	Notwithstanding anything contained in this Agreement, in the event of a breach of any representations and warranties of any of the Selling Shareholders in respect of their respective title to any of their Sale Shares, or where any claims are raised by any third parties in respect of any rights, interest or title to any of the Sale Shares, and any court or arbitrator or any other regulatory or governmental authority makes a determination in relation to such claim which may in any manner affect any rights of the Purchaser as are attached to such Sale Shares under Applicable Laws, the Selling Shareholders shall jointly and severally indemnify the Purchaser upto the extent as provided in this sub-clause (e);
Provided that, the liability of each Selling Shareholder to indemnify the Purchaser under this sub-clause (e) shall be limited to the following:
(a)	Each Selling Shareholder liable to indemnify the Purchaser shall only be liable to the extent of his/ her respective portion of Total Purchase Consideration received till the date of claim of indemnity, as are related to the Sale Shares that were sold by such indemnifying Selling Shareholder to the Purchaser under this Agreement, and

(b)	The liability of the Selling Shareholders shall not exceed such portion of the Total Purchase Consideration as it relates to the extent of the Sale Shares that are subject to the claim.
It is clarified that the provisions of Clause 9.4(d) relating to the limits on indemnity and the requirement of actual losses to have been incurred/ suffered by the Purchaser shall not be applicable in respect of indemnity in the event of a breach of any representations and warranties of any of the Selling Shareholders in respect of title to any of the Sale Shares under this sub-clause (e).
(f)	The Purchaser shall not be entitled to seek indemnification from the Founders unless the total loss or liability at the first instance arising to the Purchaser Indemnified Persons on account of one or more claims for Damages exceeds an amount equivalent to USD 300,000 (Three hundred thousand US Dollars). After the initial claims up to the extent of USD 300,000 (Three hundred thousand US Dollars) which shall be borne by the Purchaser Indemnified Persons as provided above, any claim for an amount not less than USD 50,000 (US Dollars Fifty thousand) made by the Purchaser Indemnified Person shall be indemnified by the Indemnitors in accordance with this clause 9.
9.5	Indemnity Claims prior to Second Closing Date

The Parties agree that any claim, which is finally determined by a court or arbitrator or as agreed by the Selling Shareholders to be paid by the Purchaser Indemnified Person against the Indemnitors in accordance with this Section 9 prior to the Second Closing Date may be adjusted (at the Purchaser’s option) against Earnout Consideration payable by the Purchaser under the provisions of this Agreement, and the Earnout Consideration so payable by the Purchaser under the provisions of this Agreement shall stand reduced to the exact amount actually suffered and paid by the Purchaser Indemnified Person(s) against the Indemnitor. It is clarified that any claim that may arise under this Clause 9.7 that may be adjusted against the Earnout Consideration as provided above shall not affect Audited Net Income for the determination of the Earnout Consideration under the provisions of this Agreement.

10.	DISPUTE RESOLUTION

10.1	In the case of any dispute arising out of or in connection with this Agreement or its performance, including any question regarding its existence, validity or termination, the Parties shall first attempt to reach an amicable settlement through mutual consultations and negotiations between Mr. S. Ramakrishnan on behalf of all the Selling Shareholders and Mr. Neeraj Bhargava on behalf of the Purchaser or any Persons designated by the Purchaser in writing in this regard. If the Parties are unable to reach an amicable settlement within 30 days from the date on which the dispute arose, any of the Parties may make a reference to arbitration in accordance with the following Clause 10.2 by giving a notice to the other in this regard.

10.2	Arbitration
(a)	All disputes, differences, controversies and questions directly or indirectly arising at any time under, out of, in connection with or in relation to this Agreement (or the subject matter of this Agreement) including, without limitation, all disputes, differences, controversies and questions relating to the validity, interpretation, construction, performance and enforcement of any provision of this Agreement shall be finally, exclusively and conclusively settled by reference to binding arbitration under the Arbitration and Conciliation Act, 1996, to be administered by the arbitral tribunal by reference to three arbitrators, with one arbitrator being appointed by the Purchaser, one appointed by the

Selling Shareholders and the third to be appointed by the two appointed arbitrators, before commencement of the arbitration. Decisions in relation to the arbitrator to be appointed by the Selling Shareholders shall be taken by Mr. S. Ramakrishnan on their behalf.
(b)	The Parties agree:
(i)	to be bound by any arbitral award or order resulting from any arbitration conducted hereunder; and

(ii)	and acknowledge that any judgement on any arbitral award or order in an arbitration held pursuant to this Clause 10 may be entered in any court having jurisdiction in relation thereto or having jurisdiction over any of the Parties or any of their assets.
(c)	All proceedings in any such Arbitration shall be conducted in the English language.

(d)	The Arbitration award shall be final and binding on the Parties, and the Parties agree to be bound thereby and to act accordingly.

(e)	The Arbitration shall take place in Bangalore.

(f)	During the course of Arbitration, this Agreement shall continue to be performed in all respects except for the disputed part under Arbitration.
11.	TERM AND TERMINATION
11.1	This Agreement shall be effective from the Effective Date and shall continue in full force and effect except in respect of those matters then already performed and except if terminated in accordance with its terms.
11.2	This Agreement may be terminated on or prior to May 15, 2007, and the transactions contemplated hereby abandoned, by the Purchaser, if the Conditions Precedent set forth in Section 3.2 are not satisfied or upon a material breach by the Company or the Selling Shareholders of any of their representations, warranties, covenants or other obligations under this Agreement. Notwithstanding anything to the contrary in this Agreement, the Purchaser shall not terminate this Agreement after the First Closing Date.
11.3	In the event that the First Tranche Shares are not transferred to the Purchaser and the First Tranche Consideration is not paid and evidence of remittance of the same is not furnished by the Purchaser within the expiry of 60 days from the Effective Date, this Agreement and the Definitive Agreements shall stand terminated with immediate effect.

11.4	Immediately upon transfer of the Second Tranche Shares in accordance with Clause 4 of this Agreement, this Agreement and the Definitive Agreements shall stand terminated with immediate effect, except clauses 5.4 (which survives till July 15, 2008), 7.1, 9, 10, 13, 14, 15 (Clause 15 to terminate at the expiry of 24 months from First Closing Date or a shorter period in case of Clause 15.4), 16(a) and 16(i) which shall survive termination of this Agreement and the Founders shall cease to have any authority over the Business and shall lose all rights including the right to nominate directors to the Board as contemplated in this Agreement or any Definitive Agreement.

11.5	This Agreement may be terminated with the mutual consent of all the Parties.

12.	TIME OF ESSENCE

Any time or period mentioned in any provision of this Agreement may be extended by mutual agreement between the Parties but as regards any time, date or period originally fixed or any time, date or period so extended as aforesaid time shall be of the essence.

13.	CONFIDENTIALITY

Each Party shall keep this Agreement and all information and other materials passing between it and the other Parties in relation to this Agreement (including all information concerning the business transactions and the financial arrangements relating to the Parties) (the “Information”) confidential and shall not without the prior written consent of the other Parties, divulge the Information to any other Person or use the Information other than for carrying out the purposes of this Agreement except:
(a)	to the extent that such Information is in the public domain other than by breach of this Agreement;
(b)	to the extent that such Information is required to be disclosed by Applicable Law or any applicable regulatory requirements or by any regulatory body to whose jurisdiction the relevant Party is subject or with whose instructions it is customary to comply under notice to the other Party(ies);

(c)	in so far as it is disclosed to the employees, officers, directors or professional advisers of any Party, provided that such Party shall procure that such persons treat such Information as confidential;

(d)	to the extent that any of such Information is/are later acquired by a Party from a source not obligated to any other Party hereto, or its Affiliates, to keep such Information confidential;

(e)	to the extent that any of such Information was previously known or already in the lawful possession of a Party, prior to disclosure by any other Party hereto; and

(f)	to the extent that any information shall have been independently developed by a Party without reference to any Information furnished by any other Party hereto.
14.	POWER OF ATTORNEY

Mr. S. Ramakrishnan is hereby irrevocably appointed as agent and attorney-in-fact for and on behalf of the Selling Shareholders as listed in Schedule 20 in relation to the negotiation and execution of this Agreement and, is authorised to agree and execute any amendments to the provisions of this Agreement, give and receive notices and communications including but not limited to details of employees joining the Company and/or Purchaser, agree to negotiate, enter into settlements and compromises, and comply with orders of courts and awards of arbitrators with respect to this Agreement and take all actions necessary, expedient or appropriate in his judgment to achieve the foregoing.

15.	NON COMPETE AND NON-SOLICIT

15.1	In consideration of the receipt of the Total Purchase Consideration as provided in Clause 3 of this Agreement for the Sale Shares along with the goodwill of the Company, the Founders and Key Employees (other than Glen Springer, Raji Raju, Varun Madhok and MS Krishnan) hereby jointly and severally agree and undertake that they shall not, for a period of 24 (twenty four) months from the First Closing Date in case of the Founders and for a period of 18 (eighteen) months from the First Closing Date in case of the Key Employees, whether directly or indirectly (whether in their own capacity or in conjunction with or on behalf of any Person including Founders, as an employee of, or adviser or shareholder or consultant of any other Person, firm or company or through their Affiliates), anywhere in the world:
(a)	Engage, set up, promote, finance or invest in a business, venture or company, which is engaged in a business similar to the Business of the Company or use the brand name, logo or corporate name of the Company or use the Intellectual Property Rights (whether present, or developed or conceived after the date hereof) of the Company in any manner. However, nothing in this sub-clause shall prohibit, the Founders and/ or Key Employees from individually investing up to 4.99% of the total issued and paid up capital of a Competing Company. A “Competing Company”, for the purposes of this clause shall mean any public listed company which has earned at least 10% of its total revenues of the previous financial year from business similar to the Business of the Company.

(b)	Solicit, entice away or attempt to solicit or entice away from the Company, any customer, client, or employee, or former employees (other than those employees whose employment was terminated or who resigned at-least 1 year prior to the First Closing Date) of the Company, whether or not such employee would commit a breach of contract by reason of leaving such employment;

(d)	Provide any know-how or technical assistance to any Person in relation to the Business;

(e)	Divulge or disclose to any Person any information (other than information available to the public or disclosed or divulged pursuant to an order of a court of competent jurisdiction) relating to the Business, the identity of the Company’s or the Purchaser’s customers, its products, finance, contractual arrangements, business or methods;

(f)	Develop or aid in the development, of any software/hardware or any form of data being capable of being classified as intellectual property in relation to the Business, either directly or indirectly;

(g)	Solicit, entice away or attempt to solicit or entice away from the Purchaser, its top 50 customers that may be introduced to the Company by the Purchaser;
It is clarified, that no breach by the Key Employee under this Clause 15 shall be deemed to be a bearch by the Founders.
15.2	M/s Spark Capital Advisors (India) Pvt Ltd, K. Ganesh and Raji Raju shall not solicit, entice away or attempt to solicit or entice away from the Company, for a period of 24 months from the First Closing Date, any customer, client, and for a period of 24 months from the First Closing Date, any employee, or former employees (other than those employees whose employment was terminated or who resigned at-least 1 year prior to the First Closing Date) of the Company, whether or not such employee would commit a breach of contract by reason of leaving such employment;
15.3	The Founders understand and acknowledge that the Purchaser has made substantial investments by acquiring the Sale Shares together with the goodwill of the Company. The Founders agree that such investment is worthy of protection, and the Company’s and Purchaser’s need for the protection afforded by this Clause 15 is greater than any hardship the Founders might experience by complying with its terms. The Founders agree that the limitations as to time, geographical area and scope of activity to be restrained as contained in this Agreement are reasonable and are not greater than necessary to protect the Business, goodwill and/or other interests of the Company and the Purchaser.

15.4	The Founders acknowledge to the Company and the Purchaser that the Company and the Purchaser would be irreparably damaged and would not have an adequate remedy at law for monetary damages in the event that any of the covenants of the Founders in this Clause 15 are not performed in accordance with its terms or otherwise were breached. The Founders therefore agree that the Company and the Purchaser will be entitled to an injunction or injunctions to prevent breaches of such performance and to specific enforcement of such covenants in addition to any other remedy to which it may be entitled, at law or in equity.

15.5	Subject to the terms of this Agreement, particularly Clause 4.2(iii), the provisions of this Clause 15 shall stand terminated in the event the Earnout Consideration is not paid on or prior to the Earnout Payment Date.

16.	MISCELLANEOUS
(a)	Notices: Notices or other communication required or permitted to be given or made hereunder shall be in writing and delivered personally or by registered post or by courier service or by fax addressed to the intended recipient at its address set out below or to such other address or fax number as any Party may from time to time notify to the others:

To the Selling Shareholders at:

Name	Address and Contacts
S Ramakrishnan	No 553, 16th Cross, Indiranagar, Bangalore — 560 038
Ph: +91.98450.66677
Shankar Maruwada	No. 5 A Krystal Apartments, 80 Feet Road, Bangalore 560 075. Ph: +91.98453.89067
Vinay Mishra	1 Surrey Drive, Norwalk, CT 06851, USA. Ph: +91.98451.32894
Spark Capital Advisors (India) Pvt Ltd.	2nd Floor, Yafa Towers, New #18, Old #24, Khader Nawaz Khan Road, Nungambakkam, Chennai — 600 006. Ph: 044.4205.9901/2/3
Raji Raju	Old No: 4/9, New No: 9 Casurina Drive, Neelankarai, Chennai — 600 041
Ph: +91.9841281375
K. Ganesh	S-24, Golden Enclave, Airport Road, Bangalore-560 017
Tawny Dove Ltd.	10 Frere Felix De Velois Street, Port Louis
Others	As set out in Schedule 24 hereto
To the Company at:
Mr. S. Ramakrishnan
# 1137, RG Towers,
100 Feet Road,
Indiranagar, Bangalore 560038

To the Purchaser at:
Mr.Vikas Gupta
WNS (Mauritius) Limited
10, Frere Felix de Valois Street,
Port Louis,
Mauritius
With a copy to:
Mr.Zubin Dubash/Mr.Vikas Gupta
WNS Global Services
Gate No 4, Godrej & Boyce Complex
Pirojshanagar
Vikhroli (W)
Mumbai — 400 079
India
Tel: +91 22 67976100
Any such notice, demand or communication shall be in English and shall, unless the contrary is proved, be deemed to have been served, if given or made by fax, on the next following Business Day in the place of receipt or, if given or made by registered post 7 (Seven) days after posting. In proving the same, it shall be sufficient to show, in the case of a letter, that the envelope containing the letter was correctly addressed and handed over by personal delivery or by courier service and, in the case of a fax, the fax confirmation receipt.
(b)	Severance: The validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired if any provision of this Agreement is rendered void, illegal or unenforceable in any respect under any law.
Should any provision of this Agreement be or become ineffective for reasons beyond the control of the Parties, the Parties shall use reasonable endeavours to agree upon a new provision which shall as nearly as possible have the same commercial effect as the ineffective provision.

(c)	No Waiver: No waiver of any provision of this Agreement nor any consent to any departure from it by any Party shall be effective unless it is in writing. A waiver or consent shall be effective only for the purpose for which it is given. No default or delay on the part of any Party in exercising any rights, powers or privileges operates as a waiver of such right, power or privilege and nor does a single or partial exercise of a right preclude any exercise of other rights, powers or privileges.

(d)	Entire Agreement: This Agreement constitutes the entire agreement between the Parties hereto with respect to the subject matters of this Agreement and supersedes all prior agreements and undertakings, both written and oral, with respect to the subject matter hereof except as otherwise expressly provided herein.

(e)	Amendments: No modification, amendment or waiver of any of the provisions of this Agreement shall be effective unless made in writing specifically referring to this Agreement and duly signed by each of the Parties.

(f)	No Partnership: Nothing in this Agreement shall be deemed to constitute a partnership between the Parties or constitute either Party the agent of the other for any purpose.

(g)	Assignment: This Agreement shall be binding on the Parties and their respective successors and permitted assigns. None of the Parties to this Agreement may assign its rights or obligations under the Agreement to any other Person, except with the prior written consent of the Purchaser and the Founders. Provided that the Purchaser shall be free to assign its rights or obligations under the Agreement to any of its Affiliates.

(h)	Further Assurance: Each of the Parties hereto shall co-operate with the others and execute and deliver to the other, such instruments and documents and take such other actions as may be reasonably requested from time to time in order to carry out, give effect to and confirm their rights and intended purpose of this Agreement. The Company and the Selling Shareholders shall take all necessary actions to cause their respective Affiliates, associates and group companies to take all necessary actions to comply with the terms of this Agreement.

(i)	Governing Law: This Agreement shall be governed by and construed in accordance with the laws of India.

(j)	Conflicts: In the case of any discrepancy or conflict between the provisions of this Agreement and any other Definitive Agreement, the provisions of this Agreement will prevail.

(k)	Additional Documents: Each Party hereto shall promptly execute and deliver such additional documents and agreements as are envisaged in this Agreement and any other agreement or document as may be reasonably required by the other Parties hereto for the purpose of implementing this Agreement, provided that no such document or agreement shall be inconsistent with the spirit and intent of this Agreement.

(l)	Counterparts: This Agreement may be executed simultaneously in any number of counterparts, each of which will be deemed an original, but all of which will constitute one and the same instrument.

(m)	Costs: Each of the Selling Shareholders and the Purchaser shall be responsible for their respective transaction costs and out-of pocket expenses in connection with the transactions contemplated hereby. All stamp duty and other costs incurred in relation to the sale of the Sale Shares (if any) shall be borne by Selling Shareholders.

(n)	The Parties agree that wherever the prior written concurrence of the Founders is required under the provisions of this agreement, the written concurrence granted by Mr. S. Ramakrishnan shall be deemed to be prior written concurrence of each of the Founders.

IN WITNESS WHEREOF, each of the undersigned have duly executed this Agreement as of the date first written above.

FOR WNS (MAURITIUS) LIMITED

/s/ Zubin Dubash (ZUBIN DUBASH)
(Group CFO)

Witness: /s/ Pijush Sinha

Name: Pijush Sinha

Address: Avendus Advisors, 2nd Floor, West Quadrant IL & FS Financial Center, Bandra Kurla Complex Bandra (E), Mumbai — 400050
SELLING SHAREHOLDERS
S. RAMAKRISHNAN
On behalf of himself and the following other Selling Shareholders authorised under Power of Attorneys as indicated in Schedule 23:

/s/ S. Ramakrishnan

Krishnaraj Venkatraman
Anuradha Sharma
Amitabh Bose
Parthasarathy Vallabhajosyula
Sanjit Bhoumik
Rajesh Kumar Bhat
Vijay Jumani
Rajeev Sinha
Rajesh Apkari
Sanjay Dattatri

Abhishek Ranjan Jha
Ajay
Aju Abraham
Annie Thomas
Arjun Madhavan

Arpan Gupta
Ashish Kumar
Ashish Mahajan
Bhargavi
Charles
Dechen
Dibyojyoti Haldar
Dipayan Chakraborty
Doyel
Durga Prasad
Eronesu Kar
G K Suresu Kumar
G.Vijaya
Gaurav Gupta
Gautam Munshi
Giridhar
GKR Krishnan
Hemalatha Dave
Kakul
Kamal Mishra
Krishnan Seshadri
Malavika
Malini
Manik Bhandari
Manoranjan
Milind Kelkar
Muralidhar Sundar
Neerav Naik
Nethravathy
Nidhi Gupta
Nikhil Deshpande
Nikunj
Pavan Bhat
Pradeep
Praveen Hullur
Praveen Singh
Pravin Nampoothiri
Pritha Choudhuri
Puneet Gulati
R.Sowmya
Rajneesh Khosla
Rakesh Pande
Reddy
Ruchi Kapoor
S. Deepak Kumar

Sameer
Santosh Ramji
Saurabh Chopra
Shila Cyriac
Shravan
Sindhu Lekha
Siva Kumar H
Sneha Thakkar
Sooraj
Stephen Samuel
Stuti Dhandhania
Suchitra
Sudershan
Suresh Babu Perumal
Tarun Kumar Mukherjee
V. Makesh
Varun Mohanpuria
VC.Radha
Vikas Verma
Vinay CR
Vinitha Unni
Vinoth Babu
Glen Springer
Infernotions Corporation
MS Krishnan

Witness: /s/ V. Makesh

Name: V. Makesh

Address: 51/A, 10th Cross, Govindappa Lane, Kodihalli, Bangalore — 8

VINAY MISHRA

/s/ Vinay Mishra
Witness: /s/ Shila Cyriac

Name: Shila Cyriac

Address: 204 Ranka Corner, 14 Cambridge Road, Ulsoor Bangalore 560008

SHANKAR MARUWADA

/s/ Shankar Maruwada
Witness: /s/ Rageshri Rautela

Name: Rageshri Rautela

Address: 5-A Krystal Apartments, 80 Feet Road, Indiranagar, Bangalore — 75

FOR TAWNY DOVE LIMITED

/s/ K. Ganesh (K. GANESH) on behalf of CRM Holdings Pvt. Ltd.
(DIRECTOR)

Witness: /s/ Jayanthi Srinivasan

Name: Jayanthi Srinivasan

Address: 108 Admiralty Manor, off 14th Cross Hal 2nd Stage, Bangalore 560008

K. GANESH

/s/ K. Ganesh
Witness: /s/ Tarun Kr. Mukherjee

Name: Tarun Kr. Mukherjee

Address: 1137, 100 Feet Road, Indiranagar, Bangalore — 560038

FOR SPARK CAPITAL ADVISORS (INDIA) PRIVATE LIMITED

/s/ Y. Rama Rao Y.Rama Rao
Managing Director

Witness: /s/ S. Venkataramanan

Name: S. Venkataramanan

Address:

RAJI RAJU

/s/ Raji Raju
Witness: /s/ S. Vijayaraghvan

Name: S. Vijayaraghvan

Address:

FOR MARKETICS TECHNOLOGIES (INDIA) PRIVATE LIMITED

/s/ S. Ramakrishnan (S. RAMAKRISHNAN)
(DIRECTOR)

Witness: /s/ Ruchi Kapur

Name: Ruchi Kapur

Address:

SCHEDULE 1
SELLING SHAREHOLDERS

	ON EFFECTIVE DATE
Name	# of shares	% holding
FOUNDERS:
S. Ramakrishnan	308,430	19.06%
Vinay Mishra	308,330	19.06%
Shankar Maruwada	308,340	19.06%
KEY EMPLOYEES:
Krishnaraj Venkatraman	73,970	4.57%
Anuradha Sharma	15,000	0.93%
Amitabh Bose	15,000	0.93%
Parthasarathy Vallabhajosyula	2,375	0.15%
Sanjit Bhoumik	5,000	0.31%
Rajesh Kumar Bhat	30,000	1.85%
Vijay Jumani	8,500	0.53%
Rajeev Sinha	1,000	0.06%
Rajesh Apkari	1,000	0.06%
Sanjay Dattatri	15,000	0.93%
OTHER EMPLOYEES:
Abhishek Ranjan Jha	250	0.02%
Ajay	500	0.03%
Aju Abraham	250	0.02%
Annie Thomas	1,000	0.06%
Arjun Madhavan	500	0.03%
Arpan Gupta	2,000	0.12%
Ashish Kumar	500	0.03%
Ashish Mahajan	500	0.03%
Bhargavi	250	0.02%
Charles	1,000	0.06%
Dechen	250	0.02%
Dibyojyoti Haldar	1,000	0.06%
Dipayan Chakraborty	4,000	0.25%
Doyel	500	0.03%
Durga Prasad	1,000	0.06%
Eronesu Kar	500	0.03%
G K Suresu Kumar	1,000	0.06%
G.Vijaya	500	0.03%
Gaurav Gupta	1,000	0.06%
Gautam Munshi	2,500	0.15%
Giridhar	1,500	0.09%
GKR Krishnan	3,000	0.19%
Hemalatha Dave	250	0.02%

Name	ON EFFECTIVE DATE
Kakul	500	0.03%
Kamal Mishra	1,500	0.09%
Krishnan Seshadri	1,000	0.06%
Malavika	250	0.02%
Malini	250	0.02%
Manik Bhandari	1,000	0.06%
Manoranjan	500	0.03%
Milind Kelkar	5,250	0.32%
Muralidhar Sundar	500	0.03%
Neerav Naik	1,000	0.06%
Nethravathy	250	0.02%
Nidhi Gupta	500	0.03%
Nikhil Deshpande	250	0.02%
Nikunj	500	0.03%
Pavan Bhat	500	0.03%
Pradeep	250	0.02%
Praveen Hullur	500	0.03%
Praveen Singh	500	0.03%
Pravin Nampoothiri	500	0.03%
Pritha Choudhuri	1,000	0.06%
Puneet Gulati	500	0.03%
R.Sowmya	500	0.03%
Rajneesh Khosla	3,000	0.19%
Rakesh Pande	1,000	0.06%
Reddy	250	0.02%
Ruchi Kapoor	1,875	0.12%
S. Deepak Kumar	1,000	0.06%
Sameer	2,000	0.12%
Santosh Ramji	1,000	0.06%
Saurabh Chopra	2,000	0.12%
Shila Cyriac	1,000	0.06%
Shravan	500	0.03%
Sindhu Lekha	250	0.02%
Siva Kumar H	250	0.02%
Sneha Thakkar	500	0.03%
Sooraj	250	0.02%
Stephen Samuel	3,000	0.19%
Stuti Dhandhania	250	0.02%
Suchitra	1,000	0.06%
Sudershan	500	0.03%
Suresh Babu Perumal	750	0.05%
Tarun Kumar Mukherjee	250	0.02%
V. Makesh	1,400	0.09%
Varun Mohanpuria	500	0.03%

Name	ON EFFECTIVE DATE
VC.Radha	500	0.03%
Vikas Verma	1,000	0.06%
Vinay CR	2,000	0.12%
Vinitha Unni	500	0.03%
Vinoth Babu	250	0.02%
OTHER SHAREHOLDERS
Tawny Dove Ltd.	180,830	11.18%
K. Ganesh	56,900	3.52%
Spark Capital Advisors (India) Pvt Ltd.	81,000	5.01%
Raji Raju	71,470	4.42%
Glen M Springer	38,710	2.39%
Infernotions Corporation	20,670	1.28%
MS Krishnan	8,510	0.53%

GRAND TOTAL	1,618,060	100.00%
Note: Shareholders whose names appear in italics are Non-Resident Indians

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SCHEDULE 2
BUSINESS PLAN
As appended as the final pages of this Agreement.

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SCHEDULE 3
CUSTOMER CONTRACTS
Existing

Client	FY 07-08E Revenue ($k)
GSK-EKC	3,291
NDE Analytics	2,202
GMAC	213
Travelocity	261
BA-KISS	112
Dunnhumby	755
AVIVA	140
Armstrong	1,044
EMC	220
LMS Alcoa	237
Total from existing clients	8,475
Prospects
•	EMC Bear Stearns

•	St Paul’s Travelers

•	M&T Bank

•	First Horizon Bank

•	Aviva (pitching for additional work over and above what is currently being delivered)

•	Daimler Chrysler and Daimler Chrysler Financial Services

•	GM

•	Kimberly Clarke

•	Diageo

•	Rio Tinto

•	Herbal Life

•	Pfizer

•	Bristol Myers Squibb

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SCHEDULE 4
REPRESENTATIONS AND WARRANTIES OF THE FOUNDERS AND
SELLING SHAREHOLDERS
1.	The Founders (and in the case of sub-clause (u) of this Clause 1 of this Schedule 4, the Selling Shareholders) jointly and severally represent and warrant to the Purchaser as follows:

(a)	Information
All information in relation to the Company, the Business and the Founders, which would be material to the Purchaser for the purposes of purchasing the Sale Shares from the Founders in accordance with the terms of this Agreement, has been made available and disclosed to the Purchaser and such information is true and fair in all respects, and no such information omits to state any fact necessary to make such statements true and fair.
(b)	Organization and Capital Structure of the Company
(i)	The Company is a private limited company incorporated under the provisions of the Act. The Company is duly organized and validly existing under Applicable Law. The Company has the corporate power and authority to own, operate and use its assets and carry on the Business as now conducted.

(ii)	The authorized share capital of the Company is Rs. 20,00,000 (Rupees Twenty Lakhs only) divided into 20,00,000 (Twenty Lakh) Shares of Rupees one each. The issued and paid up share capital of the Company is Rs. 16,18,060 (Rupees Sixteen Lakhs, Eighteen Thousand and Sixty only) divided into 16,18,060 (Sixteen Lakhs, Eighteen Thousand and Sixty) Shares. Other than the Sale Shares, the Company has not issued any other shares of any nature whatsoever. There are no agreements, arrangements, options, warrants, calls or other rights relating to the issuance, sale or purchase of any of the Shares. There are no preemptive rights, rights of first refusal or other similar rights relating to any of the Shares. There are no voting trusts or other arrangements or understandings with respect to the voting of any of the Shares. Further, as on April 1, 2007 and the First Closing Date, there are no outstanding Stock Options (whether vested or not) which are capable of conversion into Shares of the Company.

(iii)	The Company has delivered a true and complete copy of its Charter Documents, amended to date and in full force and effect on the date hereof, the minutes of the proceedings of the Board of Directors, committees (if any) and shareholders for the past 4 (four) years to the Purchaser. The Company is not in violation of any of the provisions of its Charter

Documents. Also, to the best of the Knowledge of it’s Founders, the Company has not committed any default in filing of appropriate returns, statements, reports, and all other statutory requirements have been complied with.
(c)	Subsidiaries and Investments
Other than as set out in the Balance Sheets of the Company as on the Balance Sheet Date , the Company does not have, and has never had, any subsidiaries and does not otherwise own, and has not otherwise owned, any shares in the capital of, or control of, directly or indirectly, any corporation, partnership, association, joint venture or other Person.
(d)	Authority
(i)	The Company has the corporate power and authority to execute, deliver and perform the Definitive Agreements and any other documents which may be required to effect the transactions contemplated by the Definitive Agreements. Each of the Selling Shareholders has the authority to execute, deliver and perform the Definitive Agreements and the transactions contemplated by the Definitive Agreements, and has where necessary, obtained shareholder and/or other consents required for the same. The execution, delivery and performance by the Company of the Definitive Agreements to which it is a party has been duly authorized and approved by the Board of Directors. The execution, delivery and performance by each of the Selling Shareholders of each of the Definitive Agreements to which it is a party has been duly authorized and approved by any necessary corporate or other action.

(ii)	The execution, delivery and performance of the Definitive Agreements will not violate, conflict with, result in a breach of the terms, conditions or provisions of, or constitute a default, an event of default or an event creating rights of acceleration, modification, termination or cancellation or a loss of rights under any or all of the following: (1) any contract to which the Company or the Founders are parties; (2) any court order to which the Company or any Founder is a party or by which the Company or any Founder is bound; (3) any Laws affecting the Company or the Founders; or (4) any other binding obligations of the Company or the Founders.

(iii)	All Approvals or acts of, or the making by, the Company or the Founder(s) of any declarations, filings or registrations with any governmental bodies as may be required by Law in connection with the execution of the Definitive Agreements and the effecting of the transactions contemplated by the Definitive Agreements have been obtained and/or completed.
(e)	Financial Statements
The Balance Sheets of the Company and the audited accounts and financial statements for the period ended March 31, 2005 and March 31, 2004 (collectively the “Financial Statements”) have been provided to the Purchaser. The Financial Statements present fairly and truly in all material respects the financial position and results of operations of the Company, as of the respective dates and for the respective periods covered thereby and have been or are prepared in accordance with Indian GAAP, consistently applied. The Financial Statements present true and complete representations of the assets and liabilities of the Company as of the dates specified therein. The Company has established and maintains, adheres to and enforces a system of internal accounting controls that are effective in providing assurance regarding the reliability, completeness and accuracy of financial reporting and the preparation of financial statements in accordance with Indian GAAP (including the Financial Statements).
(f)	Operations since -Balance Sheet Date
Save and except as specifically disclosed in writing, since the Balance Sheet Date till First Closing Date:
(i)	There has been no Material Adverse Effect and/or no event which would materially affect the ability of the Company to continue to operate the Business as conducted, or as contemplated by this Agreement.

(ii)	The Company has not issued or authorized for issuance any equity shares, bond, note or other security of the Company.

(iii)	The Company has not without the consent of the Purchaser (if so required), incurred any material debt, obligation or liability that exceeds Rs. 5,00,000 in an individual transaction.

(iv)	The Company has not purchased, redeemed, allotted, or otherwise acquired, directly or indirectly, any share or shares of the Company’s capital.

(v)	The Company has not created, voluntarily or involuntarily, any Encumbrance upon any of its assets or properties.

(vi)	The Company has not sold any of its assets or properties which has a book value in excess of Rs. 1,00,000 (cumulative) per annum.

(vii)	The Company has not purchased any securities of any Person.

(viii)	The Company has not incurred any expenditure for the purchase, acquisition, construction or improvement of any equipment or capital asset in excess of Rs. 5,00,000 in an individual transaction.

(ix)	The Company has not made any loan to any Person in excess of Rs. 10 Lakhs in the aggregate.

(x)	The Company has not amended, terminated or failed to renew any material contract that is due for renewal.

(xi)	The Company has not failed to claim outstanding accounts receivables, deferred payments of accounts payable, or prepaid any obligation in excess of Rs. 10,00,000.

(xii)	The Company or its assets have not become subject to any Encumbrance.

(xiii)	The Company has not changed its accounting methods or practices or, written off any reserves other than as disclosed in the Balance Sheets.

(xiv)	The Company has not revalued its assets.

(xv)	To the best of the Founders’ Knowledge, the Company or its directors, officers or employees have not received any notices, or Knowledge of any nature whatsoever which would indicate litigation, liability, or any extraordinary cost from any third parties, past or present employees, or governmental bodies against the Company which would result in a Material Adverse Effect.

(xix)	As of Effective Date and the First Closing Date, the Company has not registered any transfer of Shares other than those recorded in the share transfer register of the Company as of the date hereof.

(xxi)	The Company has adequately provided for all amounts (including Taxes) that should have been accounted for or reserved by it in the ordinary course of business in accordance with Indian GAAP and the same is reflected in the financial statements

(xxii)	The Company has not made any investments, save and except for investments in the Subsidiary and capital expenditure not exceeding USD 50,000/-. For the purposes of this clause, the term, “Investments” shall be deemed to exclude fixed deposits, mutual funds and other money market instruments.
(g)	No Undisclosed Liabilities
The Company has no material obligations or liabilities of any nature (whether accrued, absolute, contingent, or otherwise) other than:
(i)	those set forth or adequately provided for in the Balance Sheet; and

(ii)	those incurred in the ordinary course of business since the Balance Sheet Date and consistent with past practice.
(h)	Taxes
(i)	The Company has filed or caused to be filed in a timely manner all Tax Returns required to be filed by the First Closing Date in accordance with applicable Laws. The Tax Returns filed by the Company have made disclosures as required under applicable Law and all Taxes (including withholding taxes) due as of the First Closing Date have been paid. Further, there are no claims, proceedings or actions pending or threatened to the Knowledge of the Founders or the Company, relating to Taxes, in respect of the Company.
(i)	Assets
(i)	All movable assets required for carrying on the Business of the Company as is presently being carried on are in normal working condition and good working order subject to normal wear and tear; and

(ii)	Except as disclosed in the Financial Statements, all the assets of the Company, whether movable or immovable, real or tangible, are free and clear of all Encumbrances of any nature whatsoever and other than the Company, no other party, including the Founders, has any subsisting rights, claim or title over such assets, including the right to possess or use such assets. Provided that the assets of the Company that are bonded in order to fulfill the requirements of Software Technology Park Scheme of India shall not be considered as Encumbered for the purposes of this Agreement.

(iii)	The immovable assets of the Company, including, without limitation, equipment and machinery, owned, leased, or licensed by the Company or employed by it, are in serviceable condition and repair for use thereof in the ordinary course of business.
(j)	Property Leases
(i)	Copies of each contract under which the Company leases, holds or operates any real property owned by any third Person or subleases any real property to any third Person has been made available to the Purchaser as listed in Schedule J hereto.

(ii)	No material breach of any covenant affecting the freehold or leasehold title to any asset of the Company has occurred and in relation to each leasehold property, the rent has been paid in accordance with the relevant agreements. There do not exist any easements over the immovable assets, which would materially affect the Company’s use and enjoyment of the immovable assets.

(iii)	Where any immovable and movable assets are used in the Business but not owned by the Company or any facilities or services are provided to the Company by any third party, there has not occurred any event of default or any other event or circumstance, which may entitle any third party to terminate any agreement or license in respect of the provision of such facilities or services (or any event or circumstance which with the giving of notice and/or the lapse of time and/or a relevant determination would constitute such an event or circumstance).
(k)	Governmental Permits
The Company possesses all licenses, permits, registrations, approvals and other authorizations from governmental authorities necessary to entitle it to carry on and conduct its Business as currently conducted (collectively “Governmental Permits”), except for governmental permits which, if not possessed by the Company, would not, individually or in the aggregate, be material to the Company. The Company has performed all obligations under each Governmental Permit which are required for such Governmental Permit to be continuing, valid and subsisting. No event has occurred or condition or state of facts exists which constitutes or, after notice or lapse of time or both, would constitute a breach or default under, or which would allow revocation or termination of, any Governmental Permit. To the best of the Founders’ Knowledge, the Company has not received notice of cancellation, default or any dispute concerning any Governmental Permit which, if not possessed by the Company, would, individually or in the aggregate, be material to the Company.
(l)	Intellectual Property
(i)	The Company as reasonably permitted and disclosed, owns all the Intellectual Property. For the purposes of this Clause, the term “Intellectual Property” shall include all of the following categories of Intellectual Property owned by the Company:
(1)	copyrights and all renewals thereof on software developed by the Company;

(2)	trademarks, trade names, service marks, service names, logos and corporate names, both primary and secondary, together with all goodwill associated therewith and including, without limitation, all translations, adaptations, combinations and derivations of each of the foregoing;

(3)	all other intellectual property, including but not limited to design rights, trade names and domain names;
(ii)	The Intellectual Property is fully transferable, assignable, alienable and licensable by the Company following the Effective Date without restriction and without payment of any kind to any third party.

(iii)	The Intellectual Property is free and clear of any liens, charges or any Encumbrance by whatever name and is freely transferable at the option of the Company.

(iv)	In each case in which the Company has acquired the Intellectual Property from any Person (including any Affiliate), the Company has obtained a valid and enforceable assignment sufficient to irrevocably transfer all rights in such Intellectual Property (including the right to seek past and future damages with respect thereto) to the Company. The Company has recorded each such assignment of the Intellectual Property with the appropriate authority.

(v)	The Company has no Knowledge of any facts or circumstances that would render any Intellectual Property rights invalid or unenforceable.

(vi)	The Company has not transferred ownership of, or granted any exclusive license of or right to use, or authorized the retention of any exclusive rights to use or joint ownership of, any Intellectual Property to any other Person (including to any Affiliate of Company). The Company has not allowed the Company’s rights in the Intellectual Property to lapse or enter the public domain.

(vii)	There are no contracts, licenses or agreements between the Company and any other Person with respect to any rights on the Intellectual Property, under which there is any dispute regarding the scope of such agreement, or performance under such agreement, including with respect to any payments to be made or received by the Company thereunder.

(viii)	To the Knowledge of the Founders, there is no suit, or notice whether pending for infringement against any of the Intellectual Property or against the Company for infringement of intellectual property rights of any third parties.
(m)	Subsidiary
(i)	That the Subsidiary is a 100% subsidiary of the Company. For the purposes this sub-clause (m) the Company shall be referred to as the “Parent’.

(ii)	Other than Parent, the Subsidiary has no other affiliate or subsidiaries.

(iii)	The Subsidiary’s employees use the Connecticut location for all written communications including business cards and e-mail return addresses.

(iv)	Subsidiary has no office outside the United States of America.

(v)	As to the Subsidiary, there have been no circumstances which have given rise to any insolvency proceedings occurring. For the purposes of this sub-clause, the term “insolvency proceedings” includes any form of bankruptcy, liquidation, receivership, administration, arrangement or plan with creditors, moratorium, stay or limitation of creditors’ rights, interim or provisional supervision by the court or court appointee, whether in the jurisdiction of the place of control, or of incorporation or residence, or elsewhere.

(vi)	The Subsidiary and their respective directors, officers and employees has complied with all US federal, state and local statutory and regulatory duties.

(vii)	The Subsidiary has been duly qualified to transact business as a foreign operating company in every state and other jurisdiction where it has conducted business and its in good standing (including for tax matters) in each such jurisdiction, and has received no notices of default, violation or breach of any of them.

(viii)	The Company has provided to the Purchaser copies of all agency, distributorship, marketing, purchasing, manufacturing or licensing agreements or arrangements to which the Subsidiary and/or any of its subsidiaries is a party.

(ix)	There is/ are no agreement(s) to which the Subsidiary is a party, which in any way restricts its freedom to carry on its business in the United States of America

(x)	There is/are no agreement(s) or arrangement(s), to which the Subsidiary is a party, and which:
a.	infringes any relevant anti-trust or similar legislation in any jurisdiction in which the Subsidiary carries on business or has assets or sales; or

b.	is void or unenforceable (whether in whole or in part) or may render the Subsidiary liable to proceedings under any such legislation as is referred to in sub-paragraph (a) above.
(xi)	There is/are no agreement(s) or arrangement(s) for any business practices to which the Subsidiary is now a party, or has been a party during the last two years, in respect of which:
a.	any request for information, statement of objections or similar matter has been received from any court, tribunal, governmental, national or supra-national authority; or

b.	any correspondence has been conducted between the Subsidiary and any court, tribunal, governmental, national or supra-national authority.
(xii)	There are no business machinery and equipment, motor vehicles any other fixed assets owned by the Subsidiary.

(xiii)	The Subsidiary has not entered into any hire purchase and leasing contracts with respect to any fixed assets.

(xiv)	There are no real properties owned, controlled, used or occupied by the Subsidiary (including any freehold, leasehold, mortgages).

(xv)	The Subsidiary has no equipment which is not: (a) in good repair and condition and/ or (b) in satisfactory working order and/or (c) properly serviced and maintained and/ or (d) in surplus to requirements of the business of the Subsidiary;

(xvi)	The Subsidiary’s authorised share capital is 1,000 shares of common stock, on par value per share.

(xvii)	The issued share capital of each class (indicating which shares are not fully paid up or credited as fully paid up) is: 1,000 shares of common stock.

(xviii)	There are no treasury shares, share option agreements or arrangements and/or pre-emption rights and/or conversion rights over the Subsidiary’s share capital (whether issued or not).

(xix)	There are no liens, mortgages, charges or encumbrances over the share capital of the Subsidiary or to the best of Knowledge of the Founders.

(xx)	There are no contracts entered into by the Subsidiary within the past two years which are not entirely of an arm’s length nature.

(xxi)	There are no breaches of contract which may have given rise to any, litigation, arbitration or any other dispute resolution procedure involving the Subsidiary. Further, to the best of Knowledge of the Founders, there are no potential litigations against the Company and the Subsidiary.

(xxii)	There is no default by the Subsidiary and/or its subsidiaries under any agreement, trust deed, instrument or arrangement.

(xxiii)	There are no existing or pending litigations or judgments affecting the Subsidiary and/or its assets.

(xxiv)	There is no investigation, inquiry or enforcement proceedings or process by any governmental, administrative or regulatory body. . Further, to the best of Knowledge of the Founders there are no potential investigation, inquiry or enforcement proceedings or process by any governmental, administrative or regulatory body against the Company and the Subsidiary.

(xxv)	All current employees of the Subsidiary have signed the three-page “Terms and Conditions of Employment” bearing 10 numbered paragraphs, in the form submitted to Purchaser on or about March 27, 2007 by Debbie Brosy. The Subsidiary retains one original fully executed original of each such document.

(xxvi)	The Company has presumed that all persons classified as consultants have been properly classified for all regulatory, tax and compliance purposes, and the Subsidiary is not liable for any taxes, insurance, compensation, pension or employment plan, registration, interest, penalties or other liabilities as to any consultant under applicable employment law.

(xxvii)	The Subsidiary has paid in full to all its employees or adequately accrued for in accordance with U.S. GAAP all wages, salaries, commissions, bonuses, benefits and other compensation due to or on behalf of such employees.

(xxviii)	The Subsidiary has no:
a.	employee benefit plans (as defined in of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”)) and no bonus, stock option, stock purchase, restricted stock, incentive, deferred compensation, retiree medical or life insurance, supplemental retirement, severance or other benefit plans, programs or arrangements, and all employment, termination, severance or other contracts or agreements, whether legally enforceable or not, to which the Subsidiary is a party, with respect to which the Subsidiary has any obligation or which are maintained, contributed to or sponsored by the Subsidiary for the benefit of any current or former employee, officer or director of the Subsidiary, other than the retention bonus as reflected in the Balance Sheets.

b.	employee benefit plan for which the Subsidiary could incur liability in the event such plan has been or were to be terminated;

c.	contracts, arrangements or understandings between the Selling Shareholder or any of their Affiliates and any employee of the Subsidiary, including, without limitation, any contracts, arrangements or understandings relating to the sale or change in control of the Subsidiary.
(xxix)	The Subsidiary is not liable to any third party for any infringement of intellectual property (including without limitation any patent, copyright, trade secret, or trademark) of a third party. Neither Parent nor Subsidiary has any actual notice of any claims or to the best of Knowledge of the Founders, there are no threatened claims of any such possible infringement or that any intellectual property of the Parent or Subsidiary is not validly owned by such entity.
(n)	Liability
(i)	The Company does not have any pending claim/ litigation arising out of any injury to individuals or property as a result of the use of any services of the Company

(ii)	There are no loans taken, guarantees issued and other similar obligation assumed by the Company,.

(iii)	To the best of the Knowledge and belief of the Founders, there are no outstanding claims/liabilities of and/or against the Company that have resulted in the Company being in default of the above obligations or the above obligations being invoked, as applicable.
(o)	Compliance with Laws and Litigation
(i)	The Company has complied with all Applicable Laws, is not in violation in respect of any Law, and has not received any notices of violation of any Law with respect to the conduct of Business or the ownership or operation of its assets. The Company has also complied with all US Laws and regulatory duties including all federal, state and local laws in so far as it relates to applicable Customer Contracts.

(ii)	There is no private or governmental action, suit proceeding, claim, arbitration or investigation pending before any agency, court or tribunal, foreign or domestic, which, is ongoing or to the Knowledge of the Founders, is threatened against the Company.

(iii)	There is no judgment, decree or order against the Company, or any of its Founders (in their capacities as such), that could prevent, enjoin, or materially alter or delay any of the transactions contemplated by this Agreement, or that may be material to the Purchaser.

(iv)	The Company does not have any pending litigations from Tax or other authorities under any Law in force which currently have a bearing on the Business.
(p)	Insurance
(i)	The list of all insurance policies covering the assets, business, equipment, properties and liabilities of the Company as set out in Schedule P has been provided to the Purchaser.

(ii)	The insurance policies provide sufficient cover, commensurate as per normal industry practice, against any injury, damage, loss, harm of the entire assets, stock, machinery, stock in transit, liability and/or services of the Company.

(iii)	There is no claim by the Company pending under any of such policies.

(iv)	All premiums due and payable under all such policies have been paid and the Company is otherwise in compliance with the terms of such policies. There is no threatened termination of, or material premium increase with respect to, any of such policies in excess of Rs. 50,000.

(v)	There are no insurance claims and liabilities, outstanding or otherwise, payable to any Person by the Company in excess of Rs. 5,00,000.

(vi)	The Company and the Subsidiary have taken necessary insurance policies required to be taken under any of the Customer Contracts and all the insurance policies so taken are valid and subsisting.
(q)	Contracts
(i)	A list of all the existing Customer Contracts, and employee contracts for Key Employees, to which the Company is a party or by which it is bound, is as set out in Schedule Q, and has been provided to the Purchaser.

(ii)	Each of the contracts to which the Company is a party (“Business Agreements”) constitutes a valid and binding obligation of the Company.

(iii)	Each of the contracts listed in (i) above, are in full force and will continue in full force and effect after the Effective Date without the consent, approval or act of, or the making of any filing with, any other party. The Company is not in material breach or default under any of the Business Agreements.
(r)	Banks
The names and addresses of all banks at which the Company has an account has been set out in Schedule R hereto.
(s)	Potential Conflicts of Interest
No Founder
(i)	owns, directly or indirectly, any interest in, or is an officer, director, employee or consultant of, any Person that is, or is engaged in business similar to the Business as, a current competitor;

(ii)	owns, directly or indirectly, in whole or in part, any intellectual or other property that the Company uses in the conduct of the Business;

(iii)	has any claim whatsoever against, or owes any amount to, the Company, and

(iv)	has any agreement in relation to matters set out in (i) to (iii) above existing on the date hereof.
(t)	Information Technology Matters:
(i)	The use of the computer systems by the Company does not to the best of the Knowledge of the Founders, infringe the intellectual property rights of any third party.

(ii)	The Company has exclusive control of the operation of the computer systems and of the storage, processing and retrieval of all data stored on the computer systems and any intellectual property rights in such data are owned solely by the Company other than data provided by clients of the Company and consultants in the ordinary course of business.
(u)	Good Title
Each of the Selling Shareholders has and will have on the First Closing Date and the Second Closing Date, good and marketable title to the Sale Shares set forth opposite such Selling Shareholder’s name in Schedule 1, free and clear of any and all Encumbrances, equities, and claims whatsoever, with full right and authority to deliver the same under this Agreement, and upon delivery of the Shares set forth opposite such Selling Shareholder’s name in Schedule 1 hereto and payment of the consideration therefor as contemplated in this Agreement, will convey to the Purchaser good and marketable title to such Sale Shares free and clear of all Encumbrances, equities, pre-emptive rights, rights of first refusal, and any other claim of the Selling Shareholders or any third party.
(v)	Employees
(i)	To the best of the Knowledge of the Founders and based on the information obtained by them from the Employees, the details disclosed to the Purchaser by the Founders about the employees as set out in Schedule 5 are accurate, up to date and complete in all respects and not misleading in any manner. The particulars of the terms and conditions of employment of the employees as set out in Schedule 5 are accurate, up to date and complete in all respects and not misleading.

(ii)	There are no employment-related disputes involving the employees as party (ies), or otherwise affecting their rights or obligations under the relevant employment agreement, pending or threatened against the Company and the Founders.

(iii)	There is no industrial or trade dispute or any dispute or negotiation regarding a claim with any trade union.

(iv)	To the best of the Founders’ Knowledge, no director or other Key Employee has received written intimation of their intent to terminate his/her employment with the Company as a result of the transactions contemplated by this Agreement or otherwise.
(y)	Related Party Transactions
(i)	The Company is not party to any transactions with any of its related parties, being a related party as defined under the Act, or any directors, officers, employees, or Affiliates of the Company.

(ii)	No related party or any member of his or her immediate family is indebted to the Company, nor is the Company indebted (or committed to make loans or extend or guarantee credit) to any of them

(zb)	Other
(i)	To the best of the Knowledge of the Founders, the Historical Revenue and PAT for the Company is in line with Indian GAAP and normal business practices of the past Knowledge

(ii)	Each of the representations and warranties shall be construed as a separate representation, warranty, covenant or undertaking, as the case may be, and shall not be limited by the terms of any other representation or warranty or by any other term of this Agreement.

(iii)	There have been no Stock Options (whether vested or not) capable of being converted into Shares at any time in future and the shareholding pattern of the Company, as of the date of this Agreement and immediately prior to the First Closing Date, is as set forth in Schedule 1 hereof.

(iv)	The Company, as of the date of this Agreement, is not in anyway indebted to any third party with respect to any loans, advances, financial assistance or credit facilities provided to the Company (Customer Advances and Current Liabilities and Provisions including employee, vendor and creditor dues shall not be treated as instances of indebtedness of the Company);

(v)	The Company has not, as of the date of this Agreement, availed of any foreign currency denominated loans;

(vi)	As of the First Closing Date, other than the shareholders agreements terminated in accordance with Clause 3.2 (j), there exists no other agreements relating to the Shares and governance of the Company.

Schedule 5
LIST OF KEY EMPLOYEES

			Date of	Remuneration
Employee	Employee ID	Designation	Joining	Paid (Rs.)
Amitabh Bose	MKT-138	VP— Client Services	19-Sep-05	30,00,000
Anuradha Sharma	MKT-026	Chief Analytics Officer	10-Aug-03	28,00,000
Sanjit Bhoumik	MKT-172	Director— Client Services	21-Feb-06	20,00,000
Rajeev Sinha	MKT-132	Director— Client Services	6-Sep-05	16,00,000
Parthasarathy Vallabajosyula	MKT-021	Director— Client Services	1-Sep-03	20,00,000
V.Krishnaraj	MKT-046	VP Client Services	14-Jul-04	24,00,000
Raj Bhatt	MKT-228	VP Client Services	6-Jul-06	25,00,000
Sanjay Dattatri	MKT-289	VP Bazaar Buzz	1-Mar-07	14,00,000
Rajesh Apkari	MKT-150	CTO	3-Nov-05	17,00,000
Vijay Jumanni	MKT-005	Director— Business Dev	1 Jan 03	16,00,000

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Schedule 6
EMPLOYEE LOAN FOR CONVERSION OF OPTIONS
Marketics Technologies (India) Pvt. Ltd.

		Loan	No. of
Sl. Nos.	Employee Name	(Amount in Rs.)	Shares
1	Abhishek Ranjan Jha	17,177.50	250
2	Ajay	34,355.00	500
3	Aju Abraham	17,177.50	250
4	Amitabh Bose	840,000.00	15,000
5	Annie Thomas	56,000.00	1,000
6	Anuradha Sharma	530,186.25	9,750
7	Arjun Madhavan	34,355.00	500
8	Arpan Gupta	12,765.60	600
9	Ashish Kumar	34,355.00	500
10	Ashish Mahajan	34,355.00	500
11	Bhargavi	17,177.50	250
12	Charles	68,710.00	1,000
13	Dechen	17,177.50	250
14	Dibyojyoti Haldar	56,000.00	1,000
15	Dipayan Chakraborty	74,654.50	1,900
16	Doyel	34,355.00	500
17	Durga Prasad	56,000.00	1,000
18	Eronesu Kar	34,355.00	500
19	G K Suresu Kumar	6,610.00	1,000
20	G.Vijaya	34,355.00	500
21	Gaurav Gupta	56,000.00	1,000
22	Gautam Munshi	159,065.00	2,500
23	Giridhar	90,355.00	1,500
24	GKR Krishnan	5,944.50	900
25	Hemalatha Dave	17,177.50	250
26	Kakul Paul	34,355.00	500
27	Kamal Mishra	90,355.00	1,500
28	Krishnan Seshadri	68,710.00	1,000
29	Malavika	17,177.50	250
30	Malini	17,177.50	250
31	Manik Bhandari	68,710.00	1,000
32	Manoranjan Pattanayak	34,355.00	500
33	Muralidhar Sundar	34,355.00	500
34	Neerav Naik	21,276.00	1,000
35	Nethravathy	17,177.50	250
36	Nidhi Gupta	34,355.00	500
37	Nikhil Deshpande	17,177.50	250
38	Nikunj	34,355.00	500
39	Parthasarathy Vallabhajosyula	101,086.25	2,375
40	Pavan Bhat	34,355.00	500
41	Pradeep	17,177.50	250
42	Praveen Hullur	34,355.00	500
43	Praveen Singh	34,355.00	500

		Loan	No. of
Sl. Nos.	Employee Name	(Amount in Rs.)	Shares
44	Pravin Nampoothiri	34,355.00	500
45	Pritha Choudhuri	56,000.00	1,000
46	R.Sowmya	34,355.00	500
47	Rajeev Sinha	68,710.00	1,000
48	Rajesh Apkari	68,710.00	1,000
49	Rajesh Kumar Bhatt	1,680,000.00	30,000
50	Rajneesh Khosla	5,944.50	900
51	Rakesh Pande	68,710.00	1,000
52	Reddy	17,177.50	250
53	Ruchi Kapoor	128,831.25	1,875
54	S. Deepak Kumar	68,710.00	1,000
55	Sameer	137,420.00	2,000
56	Sanjay Dattatri	1,030,650.00	15,000
57	Sanjit Bhoumik	280,000.00	5,000
58	Santosh Ramji	21,276.00	1,000
59	Shila Cyriac	21,276.00	1,000
60	Shravan	34,355.00	500
61	Sindhu Lekha	17,177.50	250
62	Siva Kumar H	17,177.50	250
63	Sneha Thakkar	34,355.00	500
64	Sooraj	17,177.50	250
65	Stuti Dhandhania	17,177.50	250
66	Suchitra	56,000.00	1,000
67	Sudershan	34,355.00	500
68	Suresh Babu Perumal	51,532.50	750
69	Tarun Kumar Mukherjee	17,177.50	250
70	V Krishnaraj	1,172,879.70	17,070
71	V. Makesh	83,484.00	1,400
72	Varun Mohanpuria	34,355.00	500
73	VC.Radha	34,355.00	500
74	Vijay Jumani	83,571.25	3,250
75	Vikas Verma	68,710.00	1,000
76	Vinitha Unni	34,355.00	500
77	Vinoth Babu	17,177.50	250

	Total	8,597,025.80	146,770.00

Marketics Inc.

		Loan	No. of
Sl. Nos.	Employee Name	(Amount in Rs.)	Shares
1	Vinay CR	3,038	2,000
	Total	3,038	2,000

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Schedule 7
PARAMETERS OTHER THAN NET INCOME THAT IMPLY ALLEVIATION OF UNDERPERFORMANCE
None, other than as mentioned in the Agreement.

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Schedule 8
LIST OF EACH SELLING SHAREHOLDERS, ALONG WITH SHAREHOLDING DETAILS, DETAILS OF THE AMOUNTS TO
BE PAID TO THEM ON FIRST CLOSING AND WIRE TRANSFER DETAILS

PAYMENT OF FIRST
		ON EFFECTIVE		TRANCHE CONSIDERATION
		DATE		ON FIRST CLOSING DATE
First Tranche
		# of		First	Consideration
		shares	%	Tranche	Payable (In
Name	Bank Account Details	held	holding	Shares	USD)
FOUNDERS:
****************************************
****************************************
****************************************
****************************************
****************************************
****************************************
****************************************
****************************************
S. Ramakrishnan	****************************************	308,430	19.06%	231,631	5,240,691

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				PAYMENT OF FIRST
		ON EFFECTIVE		TRANCHE CONSIDERATION
		DATE		ON FIRST CLOSING DATE
					First Tranche
		# of		First	Consideration
		shares	%	Tranche	Payable (In
Name	Bank Account Details	held	holding	Shares	USD)
	****************************************
	****************************************
	****************************************
	****************************************
Vinay Mishra	****************************************
	****************************************
	**************************************** **************************************** ****************************************
	************	308,330	19.06%	231,556	5,238,994

Shankar Maruwada	**************************************** **************************************** **************************************** **************************************** **************************************** **************************************** **************************************** **************************************** **************************************** ************	308,340	19.06%	231,563	5,239,152

KEY
EMPLOYEES:
Krishnaraj Venkatraman	**************************************** **************************************** **************************************** ************	73,970	4.57%	55,551	1,256,851

PAYMENT OF FIRST
		ON EFFECTIVE		TRANCHE CONSIDERATION
		DATE		ON FIRST CLOSING DATE
First Tranche
		# of		First	Consideration
		shares	%	Tranche	Payable (In
Name	Bank Account Details	held	holding	Shares	USD)
****************************************
****************************************
****************************************
****************************************
****************************************
****************************************
****************************

****************************************
****************************************
****************************************
****************************************
****************************************
****************************************
****************************************
Anuradha	****************************************
Sharma	****************************************	15,000	0.93%	11,265	254,873

****************************************
****************************************
****************************************
****************************************
****************************************
****************************************
****************************************
****************************************
Amitabh Bose	****************************************	15,000	0.93%	11,265	254,873

PAYMENT OF FIRST
		ON EFFECTIVE		TRANCHE CONSIDERATION
		DATE		ON FIRST CLOSING DATE
First Tranche
		# of		First	Consideration
		shares	%	Tranche	Payable (In
Name	Bank Account Details	held	holding	Shares	USD)
****************************************
****************************************
****************************************
****************************************
****************************************
****************************************
****************************************
****************************************
Parthasarathy	****************************************
Vallabhajosyula	**********************	2,375	0.15%	1,784	40,363

****************************************
****************************************
****************************************
****************************************
****************************************
****************************************
****************************************
****************************************
Sanjit Bhoumik	****************************************	5,000	0.31%	3,755	84,958

				PAYMENT OF FIRST
		ON EFFECTIVE		TRANCHE CONSIDERATION
		DATE		ON FIRST CLOSING DATE
					First Tranche
		# of		First	Consideration
		shares	%	Tranche	Payable (In
Name	Bank Account Details	held	holding	Shares	USD)
	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
Rajesh Kumar	****************************************
Bhat	*****	30,000	1.85%	22,530	509,745

	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
Vijay Jumani	****************************************	8,500	0.53%	6,383	144,416

	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
Rajeev Sinha	****************************************	1,000	0.06%	751	16,992

				PAYMENT OF FIRST
		ON EFFECTIVE		TRANCHE CONSIDERATION
		DATE		ON FIRST CLOSING DATE
					First Tranche
		# of		First	Consideration
		shares	%	Tranche	Payable (In
Name	Bank Account Details	held	holding	Shares	USD)
	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
Rajesh Apkari	****************************************	1,000	0.06%	751	16,992

	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
Sanjay Dattatri	****************************************	15,000	0.93%	11,265	254,873

OTHER EMPLOYEES:
	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
Abhishek	****************************************
Ranjan Jha	*****	250	0.02%	188	4,254

PAYMENT OF FIRST
		ON EFFECTIVE		TRANCHE CONSIDERATION
		DATE		ON FIRST CLOSING DATE
First Tranche
		# of		First	Consideration
		shares	%	Tranche	Payable (In
Name	Bank Account Details	held	holding	Shares	USD)
****************************************
****************************************
****************************************
****************************************
****************************************
****************************************
****************************************
****************************************
Ajay	****************************************	500	0.03%	376	8,507

****************************************
****************************************
****************************************
****************************************
****************************************
****************************************
****************************************
****************************************
Aju Abraham	****************************************	250	0.02%	188	4,254

				PAYMENT OF FIRST
		ON EFFECTIVE		TRANCHE CONSIDERATION
		DATE		ON FIRST CLOSING DATE
					First Tranche
		# of		First	Consideration
		shares	%	Tranche	Payable (In
Name	Bank Account Details	held	holding	Shares	USD)
	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
Annie Thomas	****************************************	1,000	0.06%	751	16,992

	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
Arjun Madhavan	****************************************	500	0.03%	375	8,484

	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
Arpan Gupta	****************************************	2,000	0.12%	1,502	33,983

				PAYMENT OF FIRST
		ON EFFECTIVE		TRANCHE CONSIDERATION
		DATE		ON FIRST CLOSING DATE
					First Tranche
		# of		First	Consideration
		shares	%	Tranche	Payable (In
Name	Bank Account Details	held	holding	Shares	USD)
	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
Ashish Kumar	****************************************	500	0.03%	376	8,507

	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
Ashish Mahajan	****************************************	500	0.03%	376	8,507

	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
Bhargavi	****************************************	250	0.02%	188	4,254

				PAYMENT OF FIRST
		ON EFFECTIVE		TRANCHE CONSIDERATION
		DATE		ON FIRST CLOSING DATE
					First Tranche
		# of		First	Consideration
		shares	%	Tranche	Payable (In
Name	Bank Account Details	held	holding	Shares	USD)
	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
Charles	****************************************	1,000	0.06%	751	16,992

	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
Dechen	****************************************	250	0.02%	187	4,231

	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
Dibyojyoti	****************************************
Haldar	*******	1,000	0.06%	751	16,992

PAYMENT OF FIRST
		ON EFFECTIVE		TRANCHE CONSIDERATION
		DATE		ON FIRST CLOSING DATE
First Tranche
		# of		First	Consideration
		shares	%	Tranche	Payable (In
Name	Bank Account Details	held	holding	Shares	USD)
****************************************
****************************************
****************************************
****************************************
****************************************
****************************************
****************************************
****************************************
Dipayan	****************************************
Chakraborty	******	4,000	0.25%	3,004	67,966

****************************************
****************************************
****************************************
****************************************
****************************************
****************************************
****************************************
****************************************
Doyel	****************************************	500	0.03%	376	8,507

				PAYMENT OF FIRST
		ON EFFECTIVE		TRANCHE CONSIDERATION
		DATE		ON FIRST CLOSING DATE
					First Tranche
		# of		First	Consideration
		shares	%	Tranche	Payable (In
Name	Bank Account Details	held	holding	Shares	USD)
	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
Durga Prasad	****************************************	1,000	0.06%	751	16,992

	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
Eronesu Kar	****************************************	500	0.03%	376	8,507

	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
G K Suresu	****************************************
Kumar	*****	1,000	0.06%	751	16,992

				PAYMENT OF FIRST
		ON EFFECTIVE		TRANCHE CONSIDERATION
		DATE		ON FIRST CLOSING DATE
					First Tranche
		# of		First	Consideration
		shares	%	Tranche	Payable (In
Name	Bank Account Details	held	holding	Shares	USD)
	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
G.Vijaya	****************************************	500	0.03%	376	8,507

	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
Gaurav Gupta	****************************************	1,000	0.06%	751	16,992

	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
Gautam Munshi	****************************************	2,500	0.15%	1,877	42,467

				PAYMENT OF FIRST
		ON EFFECTIVE		TRANCHE CONSIDERATION
		DATE		ON FIRST CLOSING DATE
					First Tranche
		# of		First	Consideration
		shares	%	Tranche	Payable (In
Name	Bank Account Details	held	holding	Shares	USD)
	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
Giridhar	****************************************	1,500	0.09%	1,127	25,499

	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
GKR Krishnan	****************************************	3,000	0.19%	2,253	50,975

	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
Hemalatha Dave	****************************************	250	0.02%	187	4,231

PAYMENT OF FIRST
		ON EFFECTIVE		TRANCHE CONSIDERATION
		DATE		ON FIRST CLOSING DATE
First Tranche
		# of		First	Consideration
		shares	%	Tranche	Payable (In
Name	Bank Account Details	held	holding	Shares	USD)
****************************************
****************************************
****************************************
****************************************
****************************************
****************************************
****************************************
****************************************
Kakul	****************************************	500	0.03%	376	8,507

****************************************
****************************************
****************************************
****************************************
****************************************
****************************************
****************************************
****************************************
Kamal Mishra	****************************************	1,500	0.09%	1,127	25,499

				PAYMENT OF FIRST
		ON EFFECTIVE		TRANCHE CONSIDERATION
		DATE		ON FIRST CLOSING DATE
					First Tranche
		# of		First	Consideration
		shares	%	Tranche	Payable (In
Name	Bank Account Details	held	holding	Shares	USD)
	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
Krishnan	****************************************
Seshadri	******	1,000	0.06%	751	16,992

	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
Malavika	****************************************	250	0.02%	187	4,231

	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
Malini	****************************************	250	0.02%	188	4,254

				PAYMENT OF FIRST
		ON EFFECTIVE		TRANCHE CONSIDERATION
		DATE		ON FIRST CLOSING DATE
					First Tranche
		# of		First	Consideration
		shares	%	Tranche	Payable (In
Name	Bank Account Details	held	holding	Shares	USD)
	*************************
	*************************
	****************************************
Manik Bhandari	******************************	1,000	0.06%	751	16,992

	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
Manoranjan	****************************************	500	0.03%	376	8,507

	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
Milind Kelkar	****************************************	5,250	0.32%	3,943	89,211

				PAYMENT OF FIRST
		ON EFFECTIVE		TRANCHE CONSIDERATION
		DATE		ON FIRST CLOSING DATE
					First Tranche
		# of		First	Consideration
		shares	%	Tranche	Payable (In
Name	Bank Account Details	held	holding	Shares	USD)
	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
Muralidhar	****************************************
Sundar	*****	500	0.03%	376	8,507

	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
Neerav Naik	****************************************	1,000	0.06%	751	16,992

	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
Nethravathy	****************************************	250	0.02%	188	4,254

				PAYMENT OF FIRST
		ON EFFECTIVE		TRANCHE CONSIDERATION
		DATE		ON FIRST CLOSING DATE
					First Tranche
		# of		First	Consideration
		shares	%	Tranche	Payable (In
Name	Bank Account Details	held	holding	Shares	USD)
	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
Nidhi Gupta	****************************************	500	0.03%	376	8,507

	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
Nikhil	****************************************
Deshpande	******	250	0.02%	188	4,254

	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
Nikunj	****************************************	500	0.03%	375	8,484

				PAYMENT OF FIRST
		ON EFFECTIVE		TRANCHE CONSIDERATION
		DATE		ON FIRST CLOSING DATE
					First Tranche
		# of		First	Consideration
		shares	%	Tranche	Payable (In
Name	Bank Account Details	held	holding	Shares	USD)
	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
Pavan Bhat	****************************************	500	0.03%	376	8,507

	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
Pradeep	****************************************	250	0.02%	188	4,254

	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
Praveen Hullur	****************************************	500	0.03%	376	8,507

PAYMENT OF FIRST
		ON EFFECTIVE		TRANCHE CONSIDERATION
		DATE		ON FIRST CLOSING DATE
First Tranche
		# of		First	Consideration
		shares	%	Tranche	Payable (In
Name	Bank Account Details	held	holding	Shares	USD)
****************************************
****************************************
****************************************
****************************************
****************************************
****************************************
****************************************
****************************************
Praveen Singh	****************************************	500	0.03%	375	8,484

****************************************
****************************************
****************************************
****************************************
****************************************
****************************************
****************************************
****************************************
Pravin	****************************************
Nampoothiri	******	500	0.03%	375	8,484

				PAYMENT OF FIRST
		ON EFFECTIVE		TRANCHE CONSIDERATION
		DATE		ON FIRST CLOSING DATE
					First Tranche
		# of		First	Consideration
		shares	%	Tranche	Payable (In
Name	Bank Account Details	held	holding	Shares	USD)
	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
Pritha	****************************************
Choudhuri	*****	1,000	0.06%	751	16,992

	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
Puneet Gulati	****************************************	500	0.03%	376	8,507

	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
R.Sowmya	****************************************	500	0.03%	375	8,484

				PAYMENT OF FIRST
		ON EFFECTIVE		TRANCHE CONSIDERATION
		DATE		ON FIRST CLOSING DATE
					First Tranche
		# of		First	Consideration
		shares	%	Tranche	Payable (In
Name	Bank Account Details	held	holding	Shares	USD)
	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
Rajneesh Khosla	****************************************	3,000	0.19%	2,253	50,975

	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
Rakesh Pande	****************************************	1,000	0.06%	751	16,992

	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
Reddy	****************************************	250	0.02%	187	4,231

PAYMENT OF FIRST
		ON EFFECTIVE		TRANCHE CONSIDERATION
		DATE		ON FIRST CLOSING DATE
First Tranche
		# of		First	Consideration
		shares	%	Tranche	Payable (In
Name	Bank Account Details	held	holding	Shares	USD)
****************************************
****************************************
****************************************
****************************************
****************************************
****************************************
****************************************
****************************************
Ruchi Kapoor	****************************************	1,875	0.12%	1,408	31,856

****************************************
****************************************
****************************************
****************************************
****************************************
****************************************
****************************************
S. Deepak	****************************************
Kumar	****************************************	1,000	0.06%	751	16,992

				PAYMENT OF FIRST
		ON EFFECTIVE		TRANCHE CONSIDERATION
		DATE		ON FIRST CLOSING DATE
					First Tranche
		# of		First	Consideration
		shares	%	Tranche	Payable (In
Name	Bank Account Details	held	holding	Shares	USD)
	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
Sameer	****************************************	2,000	0.12%	1,502	33,983

	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
Santosh Ramji	****************************************	1,000	0.06%	751	16,992

	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
Saurabh Chopra	****************************************	2,000	0.12%	1,502	33,983

				PAYMENT OF FIRST
		ON EFFECTIVE		TRANCHE CONSIDERATION
		DATE		ON FIRST CLOSING DATE
					First Tranche
		# of		First	Consideration
		shares	%	Tranche	Payable (In
Name	Bank Account Details	held	holding	Shares	USD)
	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
Shila Cyriac	****************************************	1,000	0.06%	751	16,992

	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
Shravan	****************************************	500	0.03%	376	8,507

	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
Sindhu Lekha	****************************************	250	0.02%	187	4,231

				PAYMENT OF FIRST
		ON EFFECTIVE		TRANCHE CONSIDERATION
		DATE		ON FIRST CLOSING DATE
					First Tranche
		# of		First	Consideration
		shares	%	Tranche	Payable (In
Name	Bank Account Details	held	holding	Shares	USD)
	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
Siva Kumar H	****************************************	250	0.02%	187	4,231

	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
Sneha Thakkar	****************************************	500	0.03%	376	8,507

	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
Sooraj	****************************************	250	0.02%	187	4,231

				PAYMENT OF FIRST
		ON EFFECTIVE		TRANCHE CONSIDERATION
		DATE		ON FIRST CLOSING DATE
					First Tranche
		# of		First	Consideration
		shares	%	Tranche	Payable (In
Name	Bank Account Details	held	holding	Shares	USD)
	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
Stephen Samuel	****************************************	3,000	0.19%	2,253	50,975

	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
Stuti	****************************************
Dhandhania	*****	250	0.02%	188	4,254

	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
Suchitra	****************************************	1,000	0.06%	751	16,992

PAYMENT OF FIRST
		ON EFFECTIVE		TRANCHE CONSIDERATION
		DATE		ON FIRST CLOSING DATE
First Tranche
		# of		First	Consideration
		shares	%	Tranche	Payable (In
Name	Bank Account Details	held	holding	Shares	USD)
****************************************
****************************************
****************************************
****************************************
****************************************
****************************************
****************************************
****************************************
Sudershan	****************************************	500	0.03%	375	8,484

****************************************
****************************************
****************************************
****************************************
****************************************
****************************************
****************************************
****************************************
Suresh Babu	****************************************
Perumal	*****	750	0.05%	563	12,738

PAYMENT OF FIRST
		ON EFFECTIVE		TRANCHE CONSIDERATION
		DATE		ON FIRST CLOSING DATE
First Tranche
		# of		First	Consideration
		shares	%	Tranche	Payable (In
Name	Bank Account Details	held	holding	Shares	USD)
****************************************
****************************************
****************************************
****************************************
****************************************
****************************************
****************************************
****************************************
Tarun Kumar	****************************************
Mukherjee	****************************************	250	0.02%	188	4,254

****************************************
****************************************
****************************************
****************************************
****************************************
****************************************
****************************************
****************************************
V. Makesh	****************************************	1,400	0.09%	1,051	23,779

****************************************
****************************************
****************************************
****************************************
****************************************
****************************************
****************************************
****************************************
Varun	****************************************
Mohanpuria	*****	500	0.03%	376	8,507

				PAYMENT OF FIRST
		ON EFFECTIVE		TRANCHE CONSIDERATION
		DATE		ON FIRST CLOSING DATE
					First Tranche
		# of		First	Consideration
		shares	%	Tranche	Payable (In
Name	Bank Account Details	held	holding	Shares	USD)
	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
VC. Radha	****************************************	500	0.03%	375	8,484

	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
Vikas Verma	****************************************	1,000	0.06%	751	16,992

	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
	****************************************
Vinay CR	****************************************	2,000	0.12%	1,502	33,983

PAYMENT OF FIRST
		ON EFFECTIVE		TRANCHE CONSIDERATION
		DATE		ON FIRST CLOSING DATE
First Tranche
		# of		First	Consideration
		shares	%	Tranche	Payable (In
Name	Bank Account Details	held	holding	Shares	USD)
****************************************
****************************************
****************************************
****************************************
****************************************
****************************************
****************************************
****************************************
Vinitha Unni	****************************************	500	0.03%	375	8,484

****************************************
****************************************
****************************************
****************************************
****************************************
****************************************
****************************************
****************************************
Vinoth Babu	****************************************	250	0.02%	188	4,254

OTHER
SHAREHOLDERS

PAYMENT OF FIRST
		ON EFFECTIVE		TRANCHE CONSIDERATION
		DATE		ON FIRST CLOSING DATE
First Tranche
		# of		First	Consideration
		shares	%	Tranche	Payable (In
Name	Bank Account Details	held	holding	Shares	USD)
****************************************
****************************************
****************************************
Tawny Dove	****************************************
Ltd.	****************************************
****************************************
****************************************
****************************************
	****************************************	180,830	11.18%	135,803	3,072,566
****************************************
****************************************
****************************************
****************************************
K. Ganesh	****************************************	56,900	3.52%	42,732	966,819
****************************************
****************************************
****************************************
****************************************
****************************************
****************************************
Spark Capital	****************************************
Advisors	****************************************
(India) Pvt	****************************************
Ltd.	****************************************
****************************************
****************************************
****************************************
****************************************
	****************************************	81,000	5.01%	60,831	1,376,312

PAYMENT OF FIRST
		ON EFFECTIVE		TRANCHE CONSIDERATION
		DATE		ON FIRST CLOSING DATE
First Tranche
		# of		First	Consideration
		shares	%	Tranche	Payable (In
Name	Bank Account Details	held	holding	Shares	USD)
****************************************
****************************************
****************************************
****************************************
****************************************
****************************************
****************************************
****************************************
****************************************
Raji Raju	****************************************
****************************************
****************************************
****************************************
****************************************
****************************************
****************************************
****************************************
****************************************
	****************************************	71,470	4.42%	53,674	1,214,383
****************************************
****************************************
****************************************
Glen M Springer	****************************************
****************************************
****************************************
	****************************************	38,710	2.39%	29,071	657,736
****************************************
Infernotions	****************************************
Corporation	****************************************
****************************************
	****************************************	20,670	1.28%	15,523	351,211

PAYMENT OF FIRST
		ON EFFECTIVE		TRANCHE CONSIDERATION
		DATE		ON FIRST CLOSING DATE
First Tranche
		# of		First	Consideration
		shares	%	Tranche	Payable (In
Name	Bank Account Details	held	holding	Shares	USD)
****************************************
****************************************
****************************************
****************************************
MS Krishnan	****************************************
****************************************
****************************************
****************************************
	****************************************	8,510	0.53%	6,391	144,597

GRAND TOTAL		1,618,060	100.00%	1,215,163	27,493,282

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Schedule 9
ALL CORPORATE APPROVALS AND APPROVALS REQUIRED FOR THE CONSUMMATION OF THE TRANSACTIONS
1.	Resolutions of the Board of Directors of the Company
The Company shall, on the First Closing Date, provide certified true copies of the following resolutions of the Board of Directors of the Company, on the letterhead of the Company, to the Purchaser:
a.	Transfer of Shares
RESOLVED that the transfer to WNS (Mauritius) Ltd of [•] equity shares of face value of Rs.[•] each, represented by the share certificates listed below, and each delivered with duly stamped and executed Share Transfer Forms, be and hereby is approved.

No. of Equity
		Distinctive nos.		Shares of
Transferor Name	Share Certificate no.	From	To	Rs.[•]/each

RESOLVED FURTHER, that Mr. /Ms. [•], Director of the Company, be and hereby is authorized by the Company to do all such acts, matters, deeds and things necessary or desirable in connection with or incidental to giving effect to the above resolution, including but not limited to making necessary entries in the Share Transfer Register and Register of Members of the Company, endorsing the share certificates involved under such transfers and to comply with all other requirements in this regard.
RESOLVED FURTHER, that Mr./ Ms. [•] Director of the Company be and hereby is authorized to arrange to file the required forms/ declarations with the Registrar of Companies.
b.	Employment Agreements
RESOLVED that pursuant to the Share Purchase Agreement executed by the Company and its shareholders with WNS (Mauritius) Limited, the execution by the Company of an Employment Agreement, as per the draft Employment Agreements placed before the Board, with each of the following persons [Insert names of Employees], of the Company be and hereby is approved.
RESOLVED FURTHER, that Mr. [•], Director of the Company, be and hereby are authorized to execute the said Employment Agreements on behalf of the Company.
c.	Change in Authorized Signatories for the Operation of the Company’s Bank Account

RESOLVED that in supercession of earlier resolution dated [                    ], authorizing Mr. [•], Mr. [•] and Mr. [•], to operate the bank accounts at the following banks [Insert Bank Details], the following personnel be authorized to operate the bank accounts at [Insert Bank Details], and the said banks be and hereby are authorized to honor cheques, bills of exchange, promissory notes and other orders drawn accepted, endorsed or made on behalf of the Company and to act on any instructions so given relating to the said accounts whether the same be in credit or overdrawn.
[Upto Rs 25 lakhs jointly by ]
[Mr.S.Ramakrishnan] or his authorised representative [Mr.Vinay Mishra]
or his authorised representative
[Above Rs. 25 lakhs jointly by]
[authorised representative of WNS]
[Mr. S.Ramakrishnan (or his authorised representative) or Mr.Vinay
Mishra (or his authorised representative)]
RESOLVED FURTHER, that each of Mr. [•] and Mr. [•], directors of the Company each be and hereby is severally authorized to forward a certified copy of the resolution to the banks for noting and effecting the change in the signatories as above.
d.	Resignation and Appointment of Directors
RESOLVED that each resignation letter received from [list resigning directors], dated                     , respectively, expressing his desire to resign from the Board of the Company effective from the date of this meeting, be and hereby is accepted with immediate effect.
RESOLVED FURTHER, that                     , being eligible to be appointed as director as per the applicable provisions of the Companies Act, and who is present in this meeting by special invitation, be and hereby is appointed director of the Company with immediate effect to fill in casual vacancy arising from the resignation of [list the names of one of the directors resigning] pursuant to section 262 of the Companies Act, 1956, read with Article [•] of the Articles of Association of the Company, and further, [                    ] shall hold the office of director until the next Annual General Meeting of the Company.
RESOLVED FURTHER, that                     , being eligible to be appointed as director as per the applicable provisions of the Companies Act, and who is present in this meeting by special invitation, be and hereby is appointed director of the Company with immediate effect to fill in casual vacancy arising from the resignation of [list the names of one of the directors resigning] pursuant to section 262 of the Companies Act, 1956, read with Article [•] of the Articles of Association of the Company, and further, [                    ] shall hold the office of director until the next Annual General Meeting of the Company.
RESOLVED FURTHER, that                     , being eligible to be appointed as director as per the applicable provisions of the Companies Act, and who is present in this meeting by special invitation, be and hereby is appointed director of the Company with immediate effect to fill in casual vacancy arising from the resignation of [list the names of one of the directors resigning] pursuant to section 262 of the Companies Act, 1956, read with Article [•] of the Articles of Association of the Company, and further, [                    ] shall hold the office of director until the next Annual General Meeting of the Company.
RESOLVED FURTHER, that                     , being eligible to be appointed as

director as per the applicable provisions of the Companies Act, and who is present in this meeting by special invitation, be and hereby is appointed director of the Company with immediate effect to fill in casual vacancy arising from the resignation of [list the names of one of the directors resigning] pursuant to section 262 of the Companies Act, 1956, read with Article [•] of the Articles of Association of the Company, and further, [                    ] shall hold the office of director until the next Annual General Meeting of the Company.
RESOLVED FURTHER, that Mr. [•] and Mr. [•], Directors of the Company, each be and hereby is severally authorized to file the prescribed forms for intimating resignation of the directors and appointment of new directors in their place with the Registrar of Companies as per statutory requirements.
e.	Convening of Extra-ordinary General Meeting of the Company
RESOLVED that an Extra-ordinary General Meeting of the Company be held on [Insert Date] at [Insert Time] at [Insert Address].
RESOLVED FURTHER, that the draft notice convening the Extra-ordinary General Meeting of the Company be placed before the meeting and initialed by the Chairman for identification be and is hereby approved.
RESOLVED FURTHER, that Mr. [___] of the Company be and is hereby authorized to issue notice of the Extra-ordinary General Meeting of the Company to the members of the Company at a shorter notice for convening the Extraordinary General Meeting.
f.	Amendment of the Articles of Association of the Company
RESOLVED that subject to the provisions of Section 31 of the Companies Act, 1956, and subject to the approval of the members of the Company in general meeting by passing a special resolution of the shareholders, the Articles of Association of the Company be amended in the form and manner similar to the draft Articles of Association tabled before the Board and duly initialed by the Chairman for the purpose of identification.
FURTHER RESOLVED, that a copy each of the above resolutions be signed by Mr. [•], Director of the Company and be forwarded to WNS (Mauritius) Limited, as a certified copy for their records.
RESOLVED FURTHER, that Mr. [___] of the Company be and is hereby authorized to file the amended copy of the Articles of association of the Company and file such others as are required to be filed with the Registrar of Companies, Karnataka.
2.	Resolutions of the members of the Company
The Company shall, on the First Closing Date, provide certified true copies of the following resolutions of the shareholders of the Company, on the letterhead of the Company, to the Purchaser:
a.	Amendment of the Articles of Association of the Company
RESOLVED that subject to the provisions of Section 31 of the Companies Act, 1956, the Articles of Association of the Company be amended in the form and manner similar to the draft Articles of Association tabled before the Board and duly initialed by the Chairman for the purpose of identification of the Chairman.
FURTHER RESOLVED, that a copy each of the above resolutions be signed by Mr. [•], Director of the Company and be forwarded to WNS (Mauritius) Limited, as a certified copy for their records.

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Schedule 10
LIST OF CUSTOMERS FOR WHICH MARKETICS WILL NEED TO GET SIGNED MSA AS CP TO CLOSING
None

The remainder of this page has intentionally been left blank

Schedule 11
DRAFT CONTRACT TO BE SIGNED FOR THOSE CUSTOMERS WHERE MSA IS REQUIRED TO BE SIGNED AS A CP TO
CLOSING
Not applicable.

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Schedule 12
CP CONFIRMATION FORM
Not applicable; intentionally left blank.

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Schedule 13
LIST OF ALL BUSINESS MATTERS IN RESPECT OF WHICH CONSENT OF THE PURCHASER WOULD BE REQUIRED BY THE FOUNDERS/KEY EMPLOYEES/COMPANY
a.	Except as agreed in the annual business plan.
a.	Commencement of any new line of business, which is unrelated to the Business.

b.	Commencement of unit / division in a new geographical territory for product. (Business can come from any geography and therefore this has been deleted).

c.	Capital expenditure including acquisition of assets, construction or lease, in excess of INR 2 million per annum.

d.	The formation of, investment in, or operation by the Company of any subsidiary, or collective investment vehicle.

e.	Setting up of salary and benefits of any employee with a total cost to the Company or any of its subsidiaries exceeding INR 5 Million per annum

f.	Changes to material accounting policies or practices, or any change in the financial year for preparation of audited accounts.
b.	Creation of investments other than short-term liquid investments in Banks or any activity relating to derivatives transaction.

c.	Divestment of or sale of assets of businesses, lease, license or exchange or pledge in any other way proposing to dispose off any assets or undertaking of the Company in excess of INR 5 Lakhs for individual transactions, or INR 2 million on a cumulative basis, in any financial year or substantially all of the assets or undertaking or the Company.

d.	Any agreement, arrangement, transaction or assignment of intellectual property rights including those relating to copyrights, trademarks, patents and designs.

e.	The creation of any indebtedness not contemplated in the annual operating budget of the Company.

f.	Recommend, giving or renewing of security for or the guaranteeing of debts or obligations of the Company or any Subsidiary Company and / or Affiliates of any Person.

g.	Appointment of marketing representatives/agents to whom payments on an annual basis are to be more than INR 10 million.

h.	Creating any lien or charges or proposing the acquisition, sale, lease, transfer, license or in any other way proposing to dispose off any assets or undertaking of the Company and / or its Affiliates in excess of INR 2.5 Million or more in a single transaction or on a cumulative basis i.e. in more than one transaction in any calendar year, or substantially all the assets or undertaking of the Company and / or its Affiliates

i.	The appointment, save for sales persons hired in the US per the agreed Business Plan or removal and determination of the terms of employment and any significant changes in the terms of the employment agreement of the Founders, Key Employees and any other employee with compensation exceeding USD 100,000 per annum.

j.	Related party transactions, agreements or arrangements between the Company and the Founders and any transaction, agreement or arrangement between the Company, and any entity or firm, in which any of the Founders are directly or indirectly in control of the business and/or has a financial interest of more than 2%.

k.	Commencement or settlement of litigation where the amount involved is above INR 1 Million in any particular financial year.

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Schedule 14
List of existing/potential customers of WNS and mechanism for giving credit to Selling Shareholders in case they achieve excess growth in such accounts.

Client	FY2008 Revenue (USD ’000)
GSK-EKC	3,291
NDE Analytics	2,202
GMAC	213
Travelocity	261
BA-KISS	112
Dunnhumby	755
AVIVA	140
Armstrong	1,044
EMC	220
LMS Alcoa	237
EMC Bear Stearns	0
St Paul’s Travelers	0
M&T Bank	0
First Horizon Bank	0
Daimler Chrysler and Daimler Chrysler Financial Services	0
GM	0
Kimberly Clarke	0
Diageo	0
Rio Tinto	0
Herbal Life	0
Pfizer	0
Bristol Myers Squibb	0
Total from clients	8,475

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Schedule 15
DISCLOSURE SCHEDULE
DISCLOSURES TO THE REPRESENTATIONS AND WARRANTIES OF THE FOUNDERS AND THE SELLING SHAREHOLDERS
1	This Schedule constitutes formal disclosure by the Company and the Selling Shareholders to the Purchaser for the purposes of the Agreement of the facts and circumstances which are or may be inconsistent with the Representations and Warranties or which otherwise give or may give rise to a Claim by the Purchaser. Such facts and circumstances will be deemed to qualify each specific Representation and Warranty accordingly.
2	Where brief particulars of a matter are set out or referred to in this schedule, or a document is referred to but not attached, or a reference is made to a particular part only of a document, full particulars of the matter and the document are deemed to be disclosed provided that the full document is otherwise available for inspection as a matter of public record, as defined below.
3	All disclosures are made specifically in respect of specific Representation or Warranty as provided hereinbelow.
4	Disclosures contained in this schedule are not to be taken to have the effect of or construed as adding or extending the scope of any of the Representations or Warranties.
The Selling Shareholders and the Company hereby disclose the also disclose the following:

Item	Disclosure
Information

All information in relation to the Company, the Business and the Founders, which would be material to the Purchaser for the purposes of purchasing the Sale Shares from the Founders in accordance with the terms of this Agreement, has been made available and disclosed to the Purchaser and such information is true and fair in all respects, and no such information omits to state any fact necessary to make such statements true and fair.
No disclosures

Item	Disclosure

Organization and Capital Structure of the Company

The Company is a private limited company incorporated under the provisions of the Act. The Company is duly organized and validly existing under Applicable Law. The Company has the corporate power and authority to own, operate and use its assets and carry on the Business as now conducted.
No disclosures

The authorized share capital of the Company is Rs. 20,00,000 (Rupees Twenty Lakhs only) divided into 20,00,000 (Twenty Lakh) Shares of Rupees one each. The issued and paid up share capital of the Company is Rs. 16,18,060 (Rupees Sixteen Lakhs, Eighteen Thousand and Sixty only) divided into 16,18,060 (Sixteen Lakhs, Eighteen Thousand and Sixty) Shares. Other than the Sale Shares, the Company has not issued any other shares of any nature whatsoever. There are no agreements, arrangements, options, warrants, calls or other rights relating to the issuance, sale or purchase of any of the Shares. There are no preemptive rights, rights of first refusal or other similar rights relating to any of the Shares. There are no voting trusts or other arrangements or understandings with respect to the voting of any of the Shares.
There are no agreements, arrangements, options, warrants, calls or other rights relating to the issuance, sale or purchase of any of the Shares, save and except:

Shareholders Agreement dated August 21, 2004 entered into between the Company, Mr. Ganesh Krishnan, M/s Spark Capital Advisors (India) Private Limited, Mr. S. Ramakrishnan, Mr. Vinay Mishra and Mr. Shankar Maruwada;

Subscription Agreement dated November 1, 2004 entered into between the Company and Mr. Glen M. Springer;

Shareholders Agreement dated July 18, 2005 entered into between the Company, Mr. Ganesh Krishnan, M/s Spark Capital Advisors (India) Private Limited, Mr. S. Ramakrishnan, Mr. Vinay Mishra , Mr. Shankar Maruwada and M/s Tawny Dove Limited;

Shareholders Agreement dated December 23, 2005 entered into between the Company, Mr. Raji Raju, Mr. S. Ramakrishna, Mr. Vinay Mishra, Mr. Shankar Maruwada, Mr. Ganesh Krishnan, Spark Capital Advisors and M/s Tawny Dove Limited; and

Share Subscription Agreement dated November 1, 2005 entered into between the Company and Infernotions Corporation.

Share Subscription Agreement dated August 17, 2006 entered into between the Company and M.S.Krishnan.

Item	Disclosure

The Company has delivered a true and complete copy of its Charter Documents, amended to date and in full force and effect on the date hereof, the minutes of the proceedings of the Board of Directors, committees (if any) and shareholders for the past four years to the Purchaser. To the best of the knowledge of its Founders, the Company is not in violation of any of the provisions of its Charter Documents. Also, to the best of the knowledge of it’s Founders, the Company has not committed any default in filing of appropriate returns, statements, reports, and all other statutory requirements have been complied with.
No disclosures.

Subsidiaries and Investments

Other than as set out in the Balance Sheets of the Company as on the Balance Sheet Date (as defined hereinafter), the Company does not have, and has never had, any subsidiaries and does not otherwise own, and has not otherwise owned, any shares in the capital of, or control of, directly or indirectly, any corporation, partnership, association, joint venture or other Person.
No disclosures.

Authority

The Company has the corporate power and authority to execute, deliver and perform the Definitive Agreements and any other documents which may be required to effect the transactions contemplated by the Definitive Agreements. Each of the Founders has the authority to execute, deliver and perform the Definitive Agreements and the transactions contemplated by the Definitive Agreements, and has where necessary, obtained shareholder and/or other consents required for the same. The execution, delivery and performance by the Company of the Definitive Agreements to which it is a party has been duly authorized and approved by the Board of Directors. The execution, delivery and performance by each of the Founders of each of the Definitive Agreements to which it is a party has been duly authorized and approved by any necessary corporate or other action.
Save and except:

Shareholders Agreement dated August 21, 2004 entered into between the Company, Mr. Ganesh Krishnan, M/s Spark Capital Advisors (India) Private Limited, Mr. S. Ramakrishnan, Mr. Vinay Mishra and Mr. Shankar Maruwada;

Subscription Agreement dated November 1, 2004 entered into between the Company and Mr. Glen M. Springer;

Shareholders Agreement dated July 18, 2005 entered into between the Company, Mr. Ganesh Krishnan, M/s Spark Capital Advisors (India) Private Limited, Mr. S. Ramakrishnan, Mr. Vinay Mishra , Mr. Shankar Maruwada and M/s Tawny Dove Limited;

Item	Disclosure

Shareholders Agreement dated December 23, 2005 entered into between the Company, Mr. Raji Raju, Mr. S. Ramakrishna, Mr. Vinay Mishra, Mr. Shankar Maruwada, Mr. Ganesh Krishnan, Spark Capital Advisors and M/s Tawny Dove Limited; and

Share Subscription Agreement dated November 1, 2005 entered into between the Company and Infernotions Corporation.

Share Subscription Agreement dated August 17, 2006 entered into between the Company and M.S.Krishnan.

To the best of the knowledge of the Founders, the execution, delivery and performance of the Definitive Agreements will not violate, conflict with, result in a breach of the terms, conditions or provisions of, or constitute a default, an event of default or an event creating rights of acceleration, modification, termination or cancellation or a loss of rights under any or all of the following: (1) any contract to which the Company or the Founders are parties; (2) any court order to which the Company or any Founder is a party or by which the Company or any Founder is bound; (3) any Laws affecting the Company or the Founders; or (4) any other binding obligations of the Company or the Founders.
No disclosures.

All Approvals or acts of, or the making by, the Company or the Founder(s) of any declarations, filings or registrations with any governmental bodies as may be required by Law in connection with the execution of the Definitive Agreements and the effecting of the transactions contemplated by the Definitive Agreements have been obtained and/or completed.
All approvals, declarations, filings and registrations required for the execution of the Definitive Agreements have been obtained.

Financial Statements

The Balance Sheets of the Company (balance sheets and statements of accounts) as of March 31, 2007 (the “Balance Sheet Date”), March 31, 2006, March 31, 2005 and March 31, 2004 (collectively the “Financial Statements”) have been provided to the Purchaser. The Financial Statements present fairly and truly in all
No disclosures save and except that the Balance Sheet of March 31, 2007 is proforma and un-audited.

Item	Disclosure
material respects the financial position and results of operations of the Company, as of the respective dates and for the respective periods covered thereby and have been or are prepared in accordance with Indian GAAP, consistently applied. The Financial Statements present true and complete representations of the assets and liabilities of the Company as of the dates specified therein. The Company has established and maintains, adheres to and enforces a system of internal accounting controls that are effective in providing assurance regarding the reliability, completeness and accuracy of financial reporting and the preparation of financial statements in accordance with Indian GAAP (including the Financial Statements).

Operations since Effective Date

Save and except as specifically disclosed in writing, since the Balance Sheet Date till First Closing Date:

There has been no Material Adverse Effect and/or no event which would materially affect the ability of the Company to continue to operate the Business as conducted, or as contemplated by this Agreement.
No disclosures.

The Company has not issued or authorized for issuance any equity shares, bond, note or other security of the Company.	No disclosures.

The Company has not without the consent of the Purchaser (if so required), incurred any material debt, obligation or liability that exceeds Rs. 5,00,000 in an individual transaction.	The agreement between Marketics Inc. and Gabriel Systems (Glen Springer) is being renewed.

The Company has not purchased, redeemed or otherwise acquired, directly or indirectly, any share or shares of the Company’s capital.	No disclosures.

The Company has not created, voluntarily or involuntarily, any Encumbrance upon any of its assets or properties.	No disclosures.

The Company has not sold any of its assets or properties which has a book value in excess of Rs. 1,00,000	No disclosures.

Item	Disclosure
The Company has not purchased any securities of any Person.	No disclosures.

The Company has not incurred any expenditure for the purchase, acquisition, construction or improvement of any equipment or capital asset in excess of Rs. 5,00,000 in an individual transaction.	The Company has purchased a back-up generator on April 05, 2007 worth approximately Rs. 7,31,500 (Rupees Eight Lakhs only).

The Company has not made any loan to any Person in excess of Rs. 10 Lakhs in the aggregate.	No disclosures.

The Company has not amended, terminated or failed to renew any material contract that is due for renewal.	No contracts relating to the top ten clients of the Company are pending renewal. The following agreements have not been renewed as of the date hereof, and are being renewed;

Agreement with Gabriel Systems (Glen Springer)

MSA with Avery Dennison

LOI with Huron Consulting

The Company has not failed to claim outstanding accounts receivables, deferred payments of accounts payable, or prepaid any obligation in excess of Rs. 10,00,000.	No disclosures.

To the best of the Founders Knowledge, the Company or its assets have not become subject to any Encumbrance.	No disclosures.

The Company has not changed its accounting methods or practices or, written off any reserves other than as disclosed in the financials	No disclosures save and except the change in accounting policy for revenue recognition in 2006-07 for US GAAP.

Item	Disclosure
The Company has not revalued its assets.	No disclosures.

To the best of the Founders Knowledge, the Company or its directors, officers or employees have not received any notices, or Knowledge of any nature whatsoever which would indicate litigation, liability, or any extraordinary cost from any third parties, past or present employees, or governmental bodies against the Company which shall result in a Material Adverse Effect.
No disclosures to the best of the Founders’ Knowledge.

(xix) The Company has not registered any transfer of Shares other than those recorded in the share transfer register issued to Employees prior to the Effective Date.	No disclosures.

(xxi) The Company has adequately provided for all amounts (including Taxes) that should have been accounted for or reserved by it in the ordinary course of business in accordance with Indian GAAP and the same is reflected in the financial statements
No disclosures.

(xxii) The Company has not made any investments, save and except for investments in the Subsidiary and capital expenditure not exceeding USD 50,000/-. For the purposes of this clause, the term, “Investments” shall be deemed to exclude fixed deposits, mutual funds and other money market instruments.
No disclosures.

No Undisclosed Liabilities

The Company has no material obligations or liabilities of any nature (whether accrued, absolute, contingent, or otherwise) other than:	No disclosures.

those set forth or adequately provided for in the Balance Sheet; and	No disclosures.

those incurred in the ordinary course of business since the Balance Sheet Date being 31 March 2006 and consistent with past practice.	No disclosures.

Taxes

The Company has filed or caused to be filed in a timely manner all Tax Returns	No disclosures.

Item	Disclosure
required to be filed by the First Closing Date. All Taxes due as of the First Closing Date have been paid. Further, there are no claims, proceedings or actions pending relating to Taxes, in respect of the Company.

Assets

All movable assets required for carrying on the Business of the Company as is presently being carried on: are in normal working condition and good working order subject to normal wear and tear; and	No disclosures.

Except as disclosed in the Financial Statements, all the assets of the Company, whether movable or immovable, real or tangible, are free and clear of all Encumbrances of any nature whatsoever and other than the Company, no other party, including the Founders, has any subsisting rights, claim or title over such assets, including the right to possess or use such assets.
Save assets that are bonded to fulfill STP requirements

The immovable assets of the Company, including, without limitation, equipment and machinery, owned, leased, or licensed by the Company or employed by it, are in serviceable condition and repair for use thereof in the ordinary course of business.
No disclosures.

Property Leases

Copies of each contract under which the Company leases, holds or operates any real property owned by any third Person or subleases any real property to any third Person has been made available to the Purchaser as disclosed in Schedule J.
See Schedule J to the Disclosure Letter

No material breach of any covenant affecting the freehold or leasehold title to any asset of the Company has occurred and in relation to each leasehold property, the	No disclosures.

Item	Disclosure
rent has been paid in accordance with the relevant agreements. There do not exist any easements over the immovable assets, which would materially affect the Company’s use and enjoyment of the immovable assets.

Where any immovable and movable assets are used in the Business but not owned by the Company or any facilities or services are provided to the Company by any third party, there has not occurred any event of default or any other event or circumstance, which may entitle any third party to terminate any agreement or license in respect of the provision of such facilities or services (or any event or circumstance which with the giving of notice and/or the lapse of time and/or a relevant determination would constitute such an event or circumstance).
No disclosures.

Governmental Permits

The Company possesses all licenses, permits, registrations, approvals and other authorizations from governmental authorities necessary to entitle it to carry on and conduct its Business as currently conducted (collectively “Governmental Permits”), except for governmental permits which, if not possessed by the Company, would not, individually or in the aggregate, be material to the Company. The Company has performed all obligations under each Governmental Permit which are required for such Governmental Permit to be continuing, valid and subsisting. No event has occurred or condition or state of facts exists which constitutes or, after notice or lapse of time or both, would constitute a breach or default under, or which would allow revocation or termination of, any Governmental Permit. To the best of the Founders Knowledge, the Company has not received notice of cancellation, default or any dispute concerning any Governmental Permit which, if not possessed by the Company, would, individually or in the aggregate, be material to the Company.
The Company possesses the following licenses, permits, registrations, approvals and other authorizations from governmental authorities
Provident Fund
Profession Tax
Commercial Tax Office (Sales Tax / VAT)
Shops & Establishment
STPI
Customs
Income Tax (PAN / TAN)
Ministry of Commerce (IEC)
Registrar of Companies
RBI approval for WOS in US

Item	Disclosure

Intellectual Property

The Company as reasonably permitted and disclosed, owns all the Intellectual Property. For the purposes of this Clause, the term “Intellectual Property” shall include all of the following categories of Intellectual Property owned by the Company: copyrights and all renewals thereof on software developed by the Company; trademarks, trade names, service marks, service names, logos and corporate names, both primary and secondary, together with all goodwill associated therewith and including, without limitation, all translations, adaptations, combinations and derivations of each of the foregoing; all other intellectual property, including but not limited to design rights, trade names and domain names;
No disclosures.

The Intellectual Property is fully transferable, assignable, alienable and licensable by the Company following the Effective Date without restriction and without payment of any kind to any third party.
No disclosures.

The Intellectual Property is free and clear of any liens, charges or any Encumbrance by whatever name and is freely transferable at the option of the Company.	No disclosures.

In each case in which the Company has acquired the Intellectual Property from any Person (including any Affiliate), the Company has obtained a valid and enforceable assignment sufficient to irrevocably transfer all rights in such Intellectual Property (including the right to seek past and future damages with respect thereto) to the Company. The Company has recorded each such assignment of the Intellectual Property with the appropriate authority.
No disclosures.

The Company has no Knowledge of any facts or circumstances that would render any Intellectual Property rights invalid or unenforceable.	No disclosures.

Item	Disclosure
The Company has not transferred ownership of, or granted any exclusive license of or right to use, or authorized the retention of any exclusive rights to use or joint ownership of, any Intellectual Property to any other Person (including to any Affiliate of Company). The Company has not allowed the Company’s rights in the Intellectual Property to lapse or enter the public domain.
No disclosures.

There are no contracts, licenses or agreements between the Company and any other Person with respect to any rights on the Intellectual Property, under which there is any dispute regarding the scope of such agreement, or performance under such agreement, including with respect to any payments to be made or received by the Company thereunder.
No disclosures.

To the Knowledge of the Founders, there is no suit, or notice whether pending for infringement against any of the Intellectual Property.	No disclosures.

Subsidiary

That the Subsidiary is a 100% subsidiary of the Company. For the purposes this sub-clause (m) the Company shall be referred to as the “Parent’.	No disclosures.

Other than Parent, the Subsidiary has no other affiliate or subsidiaries.	No disclosures.

The Subsidiary’s employees use the Connecticut location for all written communications including business cards and e-mail return addresses.	No disclosures.

Subsidiary has no office outside the United States of America.	No disclosures.

As to the Subsidiary, there have been no circumstances which have given rise to any insolvency proceedings occurring. For the purposes of this sub-clause, the term “insolvency proceedings” includes any form of bankruptcy, liquidation, receivership, administration, arrangement or plan with creditors, moratorium, stay or limitation of creditors’ rights, interim or provisional supervision by the court or court appointee, whether in the jurisdiction of the place of control, or of incorporation or residence, or elsewhere.
No disclosures.

Item	Disclosure
The Subsidiary and their respective directors, officers and employees has complied with all US federal, state and local statutory and regulatory duties.	The Subsidiary’s approvals for doing business in the State of New Jersey had lapsed and the Subsidiary is in the process of obtaining the requisite approvals.

The Subsidiary has been duly qualified to transact business as a foreign operating company in every state and other jurisdiction where it has conducted business and its in good standing (including for tax matters) in each such jurisdiction, and has received no notices of default, violation or breach of any of them.
The Subsidiary’s approvals for doing business in the State of New Jersey had lapsed and the Subsidiary is in the process of obtaining the requisite approvals.

The Parent has provided to the Purchaser copies of all agency, distributorship, marketing, purchasing, manufacturing or licensing agreements or arrangements to which the Subsidiary and/or any of its subsidiaries is a party.
No disclosures.

There is/ are no agreement(s) to which the Subsidiary is a party, which in any way restricts its freedom to carry on its business in the United States of America	No disclosures.

There is/are no agreement(s) or arrangement(s), to which the Subsidiary is a party, and which:

infringes any relevant anti-trust or similar legislation in any jurisdiction in which the Subsidiary carries on business or has assets or sales; or	No disclosures.

is void or unenforceable (whether in whole or in part) or may render the Subsidiary liable to proceedings under any such legislation as is referred to in subparagraph (a) above.	No disclosures.

There is/are no agreement(s) or arrangement(s) for any business practices to which the Subsidiary is now a party, or has been a party during the last two years, in respect of which:

any request for information, statement of objections or similar matter has been received from any court, tribunal, governmental, national or supra-national authority; or	No disclosures.

Item	Disclosure
any correspondence has been conducted between the Subsidiary and any court, tribunal, governmental, national or supra-national authority.	No disclosures.

There are no business machinery and equipment, motor vehicles any other fixed assets owned by the Subsidiary.	There are no fixed assets.

The Subsidiary has not entered into any hire purchase and leasing contracts with respect to any fixed assets.	There are no fixed assets.

There are no real properties owned, controlled, used or occupied by the Subsidiary (including any freehold, leasehold, mortgages).	The Subsidiary has entered into a lease agreement with Mr. Prabhu Jha, in respect of which Mr. Jha has waived his right to receive rent.

The Subsidiary has no equipment which is not: (a) in good repair and condition and/ or (b) in satisfactory working order and/or (c) properly serviced and maintained and/ or (d) in surplus to requirements of the business of the Subsidiary;
No disclosures.

The Subsidiary’s authorised share capital is 1,000 shares of Common Stock, no par value per share.	No disclosures.

The issued share capital of each class (indicating which shares are not fully paid up or credited as fully paid up) is: 1,000 shares of common stock.	The issued share capital of the Subsidiary consists of one share of the common stock.

There are no treasury shares, share option agreements or arrangements and/or preemption rights and/or conversion rights over the Subsidiary’s share capital (whether issued or not).	No disclosures.

There are no liens, mortgages, charges or encumbrances over the share capital of the Subsidiary.	No disclosures.

There are no contracts entered into by the Subsidiary within the past two years which are not entirely of an arm’s length nature.	The Company has advanced a zero interest loan to the Subsidiary of USD 475,913.00 in the aggregate.

Item	Disclosure
	Date of disbursement	Amount in USD

	15-Dec-05	41,000
	11-Jan-06 3-Apr-06 18-Apr-06 26-Apr-06 16-May-06 24-Jul-06 25-Aug-06 5-Sep-06	20,000 15,000 35,000 32,000 30,913 60,000 67,000 175,000

	Total	475,913

To the best of the Knowledge of the Founders, there are no breaches of contract which may give rise to any, litigation, arbitration or any other dispute resolution procedure involving the Subsidiary.	No disclosures.

There is no default by the Subsidiary and/or its subsidiaries under any agreement, trust deed, instrument or arrangement.	No disclosures.

There are no existing or pending litigations or judgments affecting the Subsidiary and/or its assets.	No disclosures.

To the best of the Knowledge of the Founders, there is no investigation, inquiry or enforcement proceedings or process by any governmental, administrative or regulatory body.	The Subsidiary’s approvals for doing business in the State of New Jersey had lapsed and the Subsidiary is in the process of obtaining the requisite approvals.

All current employees of Subsidiary have signed the three-page “Terms and Conditions of Employment” bearing 10 numbered paragraphs, in the form submitted to Purchaser on or about March 27, 2007 by Debbie Brosy. Subsidiary retains one original fully executed original of each such document.	No disclosures.

Item	Disclosure

The Company has presumed that all persons classified as consultants have been properly classified for all regulatory, tax and compliance purposes, and the Subsidiary is not liable for any taxes, insurance, compensation, pension or employment plan, registration, interest, penalties or other liabilities as to any consultant under applicable employment law.
No disclosures.

The Subsidiary has paid in full to all its employees or adequately accrued for in accordance with U.S. GAAP all wages, salaries, commissions, bonuses, benefits and other compensation due to or on behalf of such employees.
No disclosures.

The Subsidiary has no:

employee benefit plans (as defined in of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”)) and no bonus, stock option, stock purchase, restricted stock, incentive, deferred compensation, retiree medical or life insurance, supplemental retirement, severance or other benefit plans, programs or arrangements, and all employment, termination, severance or other contracts or agreements, whether legally enforceable or not, to which the Subsidiary is a party, with respect to which the Subsidiary has any obligation or which are maintained, contributed to or sponsored by the Subsidiary for the benefit of any current or former employee, officer or director of the Subsidiary, other than retention bonus as reflected in the Balance Sheets.
Employees of the Subsidiary are paid a retention bonus in the month of October every year in respect of the duration of the employee’s employment with the Subsidiary.

Employees of the Subsidiary are paid a discretionary performance based bonus in the month of June every year in respect of the performance of such employees in the preceding financial year.

employee benefit plan for which the Subsidiary could incur liability in the event such plan has been or were to be terminated;	No disclosures.

contracts, arrangements or understandings between the Selling Shareholders or any of their Affiliates and any employee of the Subsidiary, including, without limitation, any contracts, arrangements or understandings relating to the sale or change in control of the Subsidiary.
Save and except:

Shareholders Agreement dated August 21, 2004 entered into between the Company, Mr. Ganesh Krishnan, M/s Spark Capital Advisors (India) Private Limited, Mr. S. Ramakrishnan, Mr. Vinay Mishra and Mr. Shankar Maruwada;

Subscription Agreement dated November 1, 2004 entered into between the

Item	Disclosure
Company and Mr. Glen M. Springer;

Shareholders Agreement dated July 18, 2005 entered into between the Company, Mr. Ganesh Krishnan, M/s Spark Capital Advisors (India) Private Limited, Mr. S. Ramakrishnan, Mr. Vinay Mishra , Mr. Shankar Maruwada and M/s Tawny Dove Limited;

Shareholders Agreement dated December 23, 2005 entered into between the Company, Mr. Raji Raju, Mr. S. Ramakrishna, Mr. Vinay Mishra, Mr. Shankar Maruwada, Mr. Ganesh Krishnan, Spark Capital Advisors and M/s Tawny Dove Limited; and

Share Subscription Agreement dated November 1, 2005 entered into between the Company and Infernotions Corporation.

Share Subscription Agreement dated August 17, 2006 entered into between the Company and M.S.Krishnan.

To the best of the knowledge of the Founders, he Subsidiary is not liable to any third party for any infringement of intellectual property (including without limitation any patent, copyright, trade secret, or trademark) of a third party. Neither Parent nor Subsidiary has any actual notice of any claims of any such possible infringement or that any intellectual property of the Parent or Subsidiary is not validly owned by such entity.
No disclosures.

Liability

(i) The Company does not have any pending litigation arising out of any injury to individuals or property as a result of the use of any services of the Company in excess of USD 50,000/	No disclosures.

(ii) There are no loans taken, guarantees issued and other similar obligation assumed by the Company,.	None subsist, save and except those given in respect of STP bonding.

Item	Disclosure

(iii) To the best of the knowledge and belief of the Founders, there are no outstanding claims/liabilities of and/or against the Company that have resulted in the Company being in default of the above obligations or the above obligations being invoked, as applicable.
No disclosures.

Compliance with Laws and Litigation

The Company has complied with all Applicable Laws, is not in violation in respect of any Law, and has not received any notices of violation of any Law with respect to the conduct of Business or the ownership or operation of its assets. The Company has also complied with all US law and regulatory duties including all federal, state and local laws in so far as it relates to applicable Customer Contracts.
No disclosure.

There is no private or governmental action, suit proceeding, claim, arbitration or investigation pending before any agency, court or tribunal, foreign or domestic, which, to the Knowledge of the Founders, is threatened or ongoing against the Company.
No disclosures.

There is no judgment, decree or order against the Company, or any of its Founders (in their capacities as such), that could prevent, enjoin, or materially alter or delay any of the transactions contemplated by this Agreement, or that may be material to the Purchaser.
No disclosures.

The Company does not have any pending litigations from Tax or other authorities under any Law in force which currently have a bearing on the Business.	No disclosures.

Insurance

The list of all insurance policies covering the assets, business, equipment, properties and liabilities of the Company as set out in Schedule P has been provided to the Purchaser.	See Schedule P to the Disclosure Letter

Item	Disclosure
The insurance policies provide sufficient cover, commensurate as per normal industry practise, against any injury, damage, loss, harm of the entire assets, stock, machinery, stock in transit, liability and/or services of the Company.
No disclosures.

There is no claim by the Company pending under any of such policies.	No disclosures.

All premiums due and payable under all such policies have been paid and the Company is otherwise in compliance with the terms of such policies. There is no threatened termination of, or material premium increase with respect to, any of such policies in excess of Rs. 50,000.
No disclosures.

There are no insurance claims and liabilities, outstanding or otherwise, payable to any Person by the Company in excess of Rs. 5,00,000.	No disclosures.

Contracts

A list of the customer, and employee contracts, to which the Company is a party or by which it is bound, as set out in Schedule Q, has been provided to the Purchaser.	See Schedule Q to the Disclosure Letter

Each of the contracts to which the Company is a party (“Business Agreements”) constitutes a valid and binding obligation of the Company.	No disclosures.

Each of the contracts listed in (i) above, are in full force and will continue in full force and effect after the Effective Date without the consent, approval or act of, or the making of any filing with, any other party. To the best of the knowledge of the Founders, the Company is not in material breach or default under any of the Business Agreements.
See Schedule Q to the Disclosure Letter

Banks

The names and addresses of all banks at which the Company has an account has been set out in Schedule R hereto.	No disclosures

Item	Disclosure

Potential Conflicts of Interest

No Founder

owns, directly or indirectly, any interest in, or is an officer, director, employee or consultant of, any Person that is, or is engaged in Business as, a current competitor;	No disclosures.

owns, directly or indirectly, in whole or in part, any intellectual or other property that the Company uses in the conduct of the Business;	No disclosures.

has any claim whatsoever against, or owes any amount to, the Company, and	Rs. 1,92,000 has been paid by the Company as refundable deposit towards the residence of Shankar Maruwada. Rs. 1,25,000 has been paid by the Company as refundable eposit towards the residence of Mr. Vinay Mishra

has any agreement in relation to matters set out in (i) to (iii) above existing on the date hereof.	No disclosures.

Information Technology Matters:

(i) The use of the computer systems by the Company does not to the best of the Knowledge of the Founders, infringe the intellectual property rights of any third party.	No disclosures.

(ii) The Company has exclusive control of the operation of the computer systems and of the storage, processing and retrieval of all data stored on the computer systems and any intellectual property rights in such data are owned solely by the Company other than data provided by clients of the Company and consultants in the ordinary course of business.
The email server of the Company is maintained by Google Inc.

Item	Disclosure
Good Title

Each of the Selling Shareholders has and will have on the First Closing Date and the Second Closing Date, good and marketable title to the Sale Shares set forth opposite such Selling Shareholder’s name in Schedule 1 hereto, free and clear of any and all Encumbrances, equities, and claims whatsoever, with full right and authority to deliver the same under this Agreement, and upon delivery of the Shares set forth opposite such Selling Shareholder’s name in Schedule 1 hereto and payment of the consideration therefor as contemplated in this Agreement, will convey to the Purchaser good and marketable title to such Sale Shares free and clear of all Encumbrances, equities, pre-emptive rights, rights of first refusal, and any other claim of the Selling Shareholders or any third party.
No disclosures.

Employees

To the best of the knowledge of the Founders and based on the information obtained by them from the Employees, the details disclosed to the Purchaser by the Founders about the employees as set out in Schedule 5 are accurate, up to date and complete in all respects and not misleading. The particulars of the terms and conditions of employment of the employees as set out in Schedule 5 are accurate, up to date and complete in all respects and not misleading.
No disclosures

There are no employment-related disputes involving the employees as party (ies), or otherwise affecting their rights or obligations under the relevant employment agreement, pending or threatened against the Company and the Founders.
No disclosures.

There is no industrial or trade dispute or any dispute or negotiation regarding a claim with any trade union.	No disclosures.

To the best of the Founder’s Knowledge, no director or other Key Employee has received written intimation of their intent to terminate his/her employment with the Company as a result of the transactions contemplated by this Agreement or otherwise.
No disclosures.

Item	Disclosure
(y) Related Party Transactions

The Company is not party to any transactions with any related parties, being a related party as defined under the Act.	Save as disclosed in the Balance Sheets in respect of:

Sales commission paid to CRM Holding Private Limited,
Transaction Fees and other payments to Spark Capital
Advisors (India) Private Limited,
Professional fees paid to Mr. MS Krishnan;
Professional fees and commissions paid to Mr. Glen
Springer;
Retainership fees paid to Infernotions Corporation;
Zero interest loans advanced to the Subsidiary;
Sales commissions paid to the Subsidiary;
Professional fees paid by the Subsidiary;
Salaries paid to employees.

(ii) No related party or any member of his or her immediate family is indebted to the Company, nor is the Company indebted (or committed to make loans or extend or guarantee credit) to any of them	Rs. 1,92,000 has been paid by the Company as refundable deposit towards the residence of Shankar Maruwada.

Rs. 1,25,000 has been paid by the Company as refundable eposit towards the residence of Mr. Vinay Mishra

(zb) Other

To the best of the knowledge of the Founders, The Historical Revenue and PAT for the Company is in line with Indian GAAP and normal business practices of the past	No disclosures.

Each of the representations and warranties shall be construed as a separate representation, warranty, covenant or undertaking, as the case may be, and shall not be limited by the terms of any other representation or warranty or by any other term of this Agreement.
Not applicable.

There have been no Stock Options (whether vested or not) capable of being converted into Shares at any time in future and the shareholding pattern of the Company, as of the date of this Agreement and immediately prior to the First Closing Date, is as set forth in Schedule 1 hereof.
There are no such options currently subsisting.

Item	Disclosure

The Company, as of the date of this Agreement, is not in anyway indebted to any third party with respect to any loans, advances, financial assistance or credit facilities provided to the Company;	Save and except any customer advances and current liabilities and provisions including employee, vendor and creditor dues as provided for in the Balance Sheets.

The Company has not, as of the date of this Agreement, availed of any foreign currency denominated loans;	No disclosures.

As of the First Closing Date, other than the shareholders agreements terminated in accordance with section 3.2 (j) there exist no other agreements relating to the Shares and governance of the Company.	No disclosures.

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Schedule J to Disclosure Letter — List of Leases
Rent Agreement/Lease Deed made between Mr. Arvinder Singh, Mr. Tarunjit Singh, Ms. Majeet Kaur, Mr. Gagandeep Singh of the First Part and Marketics Technologies (India) Pvt. Ltd. of the Second Part

Sl No.	Description of Property	Area	Date
1.	No. 1137, 100 Feet Road, HAL II Stage, Indiranagar, Bangalore 560 038, comprising the Ist floor of the built-up area of the said property without car-parking facility within the Premises.	4000 sq. ft.	July 1, 2006 (Rent Agreement)

2.	No. 1137, 100 Feet Road, HAL II Stage, Indiranagar, Bangalore 560 038, comprising the 2nd floor of the built-up area of the said property without car-parking facility within the Premises.	4116 sq. ft.	January 21, 2006 (Rent Agreement)

3.	No. 1137, 100 Feet Road, HAL II Stage, Indiranagar, Bangalore 560 038, comprising the 3rd floor of the built-up area of the said property.	3870 sq. ft.	November 1, 2005 (Lease Deed)

4.	No. 1137, 100 Feet Road, HAL II Stage, Indiranagar, Bangalore 560 038, comprising the 4th floor of the built-up area of the said property.	450 sq. ft.	November 1, 2005 (Rent Agreement)

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Schedule P to Disclosure Letter — List of Insurance Policies of the Company

Type of
insurance	Name of		Validity			Premium
policy	Insurer	Policy No.	Period	Description of insurance	Total Sum Insured	payable
Compact Policy	United India Insurance Company Limited	071600/ 48/ 06/ 88/ 00000909	October 19, 2006 to October 18, 2007	I. Buildings, Contents including incidental stock	Building: 50,00,000 All other contents: 1,25,08,321	Rs. 81,229 Extra premium: 18,569 (Paid on 13.2.2007)

Loss or damage to
1. buildings,
2. contents and
3. legal liability arising
    as tenants of the
    insured premises
due to fire, lightning, aircraft damage, riot, strike, malicious damage, storm, cyclone, typhoon, tempest, hurricane, tornado, flood,	All other contents: 1,25,08,321

Electrical and Mechanical Appliances: 44,19,972
Electronic Equipments: 41,39,244
Wages and Salary (In transit): 2,00,000

Money in Office in locked safe outside business hours: 20,000
inundation, impact damage, landslide, missile testing operations, bursting / overflowing of water tanks, leakage from automatic sprinkler, bush fire.	Public Liability: 10,000 Computers: 16,59,517 (added on 13.2.2007) Baggage: Rs.5,000
Special Contingency policy for Laptops, Mobiles, etc Rs.23,87,387/-
Special Contingency policy for Laptops, Mobiles,
Compact Insurance for other fixed assets.
					Rs. 1,94,73,656	Rs.67,771/- Paid on 18-Oct-06 Extra premium: 13,292 (Paid on 13.2.2007

				II. Burglary and Housebreaking Loss or damage to the contents of the insured premises due to burglary and housebreaking	The schedule appended does not disclose premium amounts paid for insurance on Personal Accident and

Type of
insurance	Name of		Validity			Premium
policy	Insurer	Policy No.	Period	Description of insurance	Total Sum Insured	payable
				III. Electrical and Mechanical Appliances Loss or damage due to unforeseen and sudden accidental physical damage caused by mechanical and electrical breakdown IV. Electronic Appliances	Infidelity/ Dishonesty of Employees, therefore, these insurance covers have not been subscribed to by the company.
Loss or damage due to any case other than those specifically excluded
V. Money
Loss due to accident of money relating to profession or business while in transit from and to the insured premises
VI. Personal Accident
Compensation for death, disablement solely and directly caused by accidental, violent, external and visible means.
VII. Infidelity/Dishonesty of Employees

Type of
insurance	Name of		Validity			Premium
policy	Insurer	Policy No.	Period	Description of insurance	Total Sum Insured	payable
Direct pecuniary loss caused by act of fraud or dishonesty
VIII. Legal liability
To pay compensation for injury or damage to third parties and employees
IX. Fixed glass/ sanitary fittings/ neon signs/ hoardings

Loss or damage due to accidental breakage
Group mediclaim policy	United India Insurance Company Limited	071600/ 48/ 06/ 21/ 00000247	June 1, 2006 to May 31, 2007	Insured event: hospitalization expenses in the event of disease, illness or bodily injury.

Maternity Expenses covered

Exclusions:
Pre-existing diseases,

Any disease not stated in the insurance contract injury/disease attributable to war/foreign invasion

Cost of spectacles, lenses

Dental treatment

Circumcision Convalescence, general debility	190 employees @ 1,00,000 = 1,90,00,000

Details
On 1.2.2007
Added 1 @ 1,00,000 = 1,00,000

On 4.1.2007
Added 9 @ 1,00,000 = 9,00,000

On 22.11.2006
Added 19 @ 1,00,000 = 19,00,000

On 20.11.2006
Deleted 15 @ 1,00,000 =
15,00,000

2,60,016 Details 8.2.2007 Rs.451 1.2.2007 Rs. 478 4.1.2007 5,364 22.11.2006 Rs. 20,053 20.11.2006 Recd: Rs. 5253 18.10.2006

Type of
insurance	Name of		Validity			Premium
policy	Insurer	Policy No.	Period	Description of insurance	Total Sum Insured	payable
				Charges for diagnosis Expenses for vitamins Treatment arising from pregnancy Naturopathy treatment	On 18.10.2006 Added 24 @ 1,00,000 = 24,00,000 On 18.10.2006 Deleted 15 @ 1,00,000 = 15,00,000	21,091 18.10.2006 Recd: Rs. 13,259

Commercial General Liability Policy	Tata AIG General Insurance Co. Ltd.	0300003020	January 3, 2007 to January 2, 2008	A. Bodily injury and Property Damage

Exclusions:
Expected injury, Contractual liability on the part of the insured, Liquor liability, liability under the workmen’s compensation act and similar laws, employer’s liability, injury arising out of pollution/ use of aircraft, auto, watercraft, mobile equipment, war

B. Personal and Advertising Injury Liability	General Aggregate Limit: INR 88,700,000 Any one occurrence and in the aggregate

Personal & Advertising Injury Limit: INR 44,350,000. Any one occurrence and in the aggregate

Fire Damage Limit: INR 221,750 per occurrence

					Medical expense limit: INR 44,350 per person	Rs. 3,43,471
C. Medical Payments D. Territory & jurisdiction:Worldwide including USA & Canada Exclusions:
1. Advertising legal liability

Type of
insurance	Name of		Validity			Premium
policy	Insurer	Policy No.	Period	Description of insurance	Total Sum Insured	payable
				2. Care, Custody & Control
				3. Professional liability
				4. Fines, Penalties, Punitive, Exemplary damage.
				5. War and Terrorism
				6. Property damage to electronic data (computer software manufacturing)
Professional Liability Policy	Tata AIG General Insurance Co. Ltd	2300001446	January 3, 2007 to January 2, 2008	All damages resulting from any claim for any breach of duty, infringement of intellectual property, defamation, fraud/dishonesty of employees	Limit of Liability: 90,000,000 (in aggregate)	Rs. 7,57,620
				Endorsements: USA/Canada jurisdiction endorsement
				Exclusions:
				Anti-trust violations Failure to achieve legally required standard of care Inaccurate pre-assessment cost of performing professional services Claim arising out of employment discrimination Insolvency.

Type of
insurance	Name of		Validity			Premium
policy	Insurer	Policy No.	Period	Description of insurance	Total Sum Insured	payable
Failure of infrastructure Joint ventures Arising out of misdeeds Pollution
Comprehensive Umbrella Liability Policy	Tata AIG General Insurance Co. Ltd	0300003797	August 17, 2006 to August 17, 2007	Territory & jurisdiction: Worldwide including USA & Canada Exclusions:	Limit of Liability: 92,000,000 (US$2,000,000) Any one event and in aggregate	Rs. 2,50,000
Occupational diseases as defined under the Workmen’s Compensation Act are not covered under this policy. Laws:
Workmen’s Compensation Policy Workers Compensation and Employers Liability Policy	Tata AIG General Insurance Co. Ltd The Hartford	0300003611 76 WEG RQ6511	June 26, 2006 to June 25, 2007 June 2006 to June 2007	1. Workmen’s Compensation Act, 1923 2. Fatal Accidents Act, 1855	Limit of Liability: 85,000,000	Rs. 1,26,607
Coverage: 1. Worker’s Compensation Insurance

Type of
insurance	Name of		Validity			Premium
policy	Insurer	Policy No.	Period	Description of insurance	Total Sum Insured	payable
as applies to the Worker’s Compensation Law of the states: CA, CT, GA.
2. Employer’s Liability Insurance:
7. Bodily injury by Accident:$100,000 each accident. 8. Bodily injury by disease: $500,000 each accident. 1. Bodily injury by disease: $100,000 each employee.
Crime Insurance policy	HDFC Chubb General Insurance	EPC0000024000 100	January 3, 2007 to January 2, 2008	2. Loss of money/securities caused by theft or forgery by an Employee	Limit of Liability: Employee Theft: 88,700,000 Premises Coverage: 88,700,000	Rs. 448,006
	Company Ltd.			3. Loss caused by	Transit Coverage: 88,700,000
				actual destruction, disappearance or computer theft of money or securities from premises	Depositors Forgery Coverage: 88,700,000 Computer Fraud Coverage: 88,700,000

4. Loss due to destruction, disappearance of money or securities while in transit from and to the insured premises in the hands of the insured, partner of the

Type of
insurance	Name of		Validity			Premium
policy	Insurer	Policy No.	Period	Description of insurance	Total Sum Insured	payable
insured or an employee.
5. losses cause by forgery or alteration of, or in any cheque, draft, promissory note, Bill of exchange or similar instrument.
6. Loss resulting from Computer fraud

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Schedule Q to Disclosure Letter — List of Customer Contracts of the Company

Name of Company	Name of Contract	Date
International Business Machines Corporation	Technical Services Agreement.	February 13, 2006

	Procurement Agreement for Exchange of Confidential Information.	August 22, 2005

	Statement of Work (including Amendment to the SOW).	May 1, 2006 (Amendment dated July 11, 2006 and February 22, 2007)

Proctor & Gamble Home Products Ltd.	The Master Agreement (expired on February 5, 2004)	August 6, 2003

	The Master Agreement (expired on February 5, 2005).	February 6, 2004

	China Whisper SEM Research Contract (expired)	February 3, 2006

	Confidentiality disclosure agreement	July 13, 2006

Procter & Gamble (GuangZhou) Limited	China retailer differential analysis contract (expired on December 30, 2004)	September 30, 2004

Procter & Gamble Home Products Ltd. and ACNielsen Korea Limited	Third Party Access Agreement	August 24, 2004

The Coca Cola Company, 1 Coca Cola Plaza N.W., Atlanta, Georgia 30313, USA (“TCCC”)	Master Agreement for Research Services	September 1, 2004

	Portfolio Optimization for the Coca Cola Company	September 24, 2004

	Statement of Work # 1	September 1, 2004

	Statement of Work for CBL (TCCC uses CBL studies for its strategic marketing decision) (expired on October 31, 2005).	April 1, 2005

	Onsite Business Analyst Statement of Work	September 25, 2006

	Corporate K&I Analytics Support	December 27, 2006

	Statement of Work	December 8, 2006

Resort Condominiums, LLC	Agreement laying down the framework for the provision of services.	Not Mentioned

	Master Information Technology & Computer Consulting Services Agreement	January 1, 2006

	Statement of Work for Global Revenue Management and Analytics.	January 1, 2007

Name of Company	Name of Contract	Date
	Statement of Work for Global Revenue Management and Analytics. (expired on December 31, 2006).	January 1, 2006

	Statement of Work for Price Estimation Project (expired on January 7, 2007).	July 1, 2006

A.S. Watson Group	Contract for consulting services (expired on October 15, 2005).	July 1, 2005

	Contract for consulting services (expired on September 30, 2005)	August 15, 2005

Tata Consultancy Services	Business associate agreement (expired on December 31, 2003).	April 1, 2003

	Extension of Agreement dated April 1, 2003 (expired on December 31, 2004).	January 1, 2004

	Extension of Agreement dated April 1, 2003 (expired on December 31, 2005).	December 15, 2004

Avery Dennison Office Products Company	Confidentiality/non-disclosure agreement	July 26, 2004

	Confidentiality/non-disclosure agreement	January 1, 2005

	Letter of Intent	September 16, 2005

	Letter of Intent	June 3, 2005

	Master Services Consulting Agreement (expired on February 28, 2007) Amendment to Master Services Consulting Agreement (March 1 to April 30, 2007)	March 1, 2006 March 23, 2007

Miller Brewing Company	Proposal for ‘Strategic Brand Scorecard’	July 25, 2005

PepsiCo Foods (China) Ltd Co	Agreement (to analyze the data given by clients more closely to obtain a deeper understanding of snacks in China)	November 1, —

MMA/Carat, Inc	Confidentiality Agreement	January 6, 2005

Dunnhumby	Agreement for Services	December 31, 2006

VNU Business Media	Proposal for Sales Support Desk	February 3, 2005

GS	Statement of Work	January 6, 2004

Remy Cointreau	Proposal	December 20, 2005

ARCADIA Damsmanlik Hizmetleri Ltd. Sti	Market Information Equity Analysis Contract	04/07/2006

Name of Company	Name of Contract	Date
USHE (NBC Universal Inc.)	Consulting Services Agreement	December 1, 2006
	Statement of Work for Insights/ Analytic Execution	December 1, 2006

Government Employees Insurance Companies	Confidentiality & Non-Disclosure Agreement	February 14, 2006

	Statement of Work for Screens for Online Applicants Processing Addendum (New York)	December 24, 2006

	Statement of Work for Screens for Online Applicants Processing Addendum (New York) (ended on June 29, 2006)	April 4, 2006

	Statement of Work for Screens for Online Applicants Processing Addendum (Five City Addendum) (ended on August 11, 2006)	July 10, 2006

Infernotions Corporation	Agreement for Services (ended on September 31, 2006)	September 26, 2005

ADAC Laboratories (a Philips Medical Systems Company)	Consulting Services Agreement	February 15, 2006

Gabriel Systems Inc.	Consulting Services Agreement	September 1, 2005

Carlson Marketing Worldwide Inc.	Independent Contractor Agreement	January 1, 2007

M.S.Krishnan	Consulting Agreement	November 1, 2005

Coca- Cola (China) Beverages Ltd.	Services Agreement	April 11, 2007

Levi Strauss & Co	Services Agreement	October 7, 2005

Research Solutions LLC	Consulting Agreement	April 1, 2005

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Schedule R to Disclosure Letter
List of Bank Accounts
Details of Bank Accounts
A. Marketics Technologies India Private Limited

Sl. No.	Account Number	Account	Bank Name	Bank Address	Authorised Signatories	Signing limits
1	************	Current	ICICI Bank Limited	ICICI Bank Limited, Koramangala Branch, # 366-367,1-a Main, VII Block, Koramangala, Bangalore 560 095, India.	S.Ramakrishnan, Vinay Mishra, Shankar Maruwada, V.Krishnaraj & Ruchi Kapoor	All cheques above Rs.20,000 are to be signed by any 2 of the authorised signatories mentioned above.

2	************	EEFC	ICICI Bank Limited	ICICI Bank Limited, Indiranagar Branch, Salarpuria House, 496, CMH Road, Indiranagar, Bangalore 560 008, India	S.Ramakrishnan, Vinay Mishra, Shankar Maruwada, V.Krishnaraj & Ruchi Kapoor	All cheques above Rs.20,000 are to be signed by any 2 of the authorised signatories mentioned above.

3		Fixed Deposit	ICICI Bank Limited	ICICI Bank Limited, Koramangala Branch, # 366-367,1-a Main, VII Block, Koramangala, Bangalore 560 095, India.	Not Applicable

4	************ ********	Fixed Deposit	State Bank of Mysore	HAL 2nd Stage Branch, Indiranagar, Bangalore 560038.	Not Applicable
B. Marketics Inc.

Sl. No.	Account Number	Account	Bank Name	Bank Address	Authorised Signatories	Signing limits
1	************	Current	Bank Of America	# 789, Howard Avenue, New Haven, CT-06510.	Vinay Mishra	No signing limit.

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Schedule 16
LIST OF ANY MACHINERY AND EQUIPMENT, MOTOR VEHICLES ANY OTHER
FIXED ASSETS OWNED BY THE SUBSIDIARY
     None.

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Schedule 17
DETAILS OF ANY EQUIPMENT OF THE SUBSIDIARY WHICH IS NOT: (A) IN GOOD REPAIR AND CONDITION AND/ OR
(B) IN SATISFACTORY WORKING ORDER AND/OR (C) PROPERLY SERVICED AND MAINTAINED AND/ OR (D) IN
SURPLUS TO REQUIREMENTS OF THE BUSINESS OF THE SUBSIDIARY
None.

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Schedule 18A
LETTERS FORMAT TO BE PROVIDED AS PER CLAUSE 3.2(n)
Date: April      , 2007
To,
WNS (Mauritius) Limited
10, Frere Felix de Valois Street,
Port Louis,
Mauritius
Dear Sir,
I,                      [Name], is currently working as an employee of Marketics Technologies (India) Private Limited (“Company”). As on the date hereof, I own and hold                      equity shares of Rs.1 each (“Equity Shares”) in the Company, free of any encumbrance or lien.
Apart from the Equity Shares owned and held by me, please note that as on the date hereof (i.e., April 1, 2007):
1	I do not have any outstanding Stock options in the Company or the subsidiary of the Company, which are capable of conversion into any class of shares (including Equity Shares) in the Company or the subsidiary; and

2	I do not have any rights whatsoever, to be issued any class of shares (including Equity Shares) in the Company or the subsidiary.
I further confirm that I have delivered cheque no.                      drawn on                                          bank for a sum of                      in favour of Marketics Technologies (India) Private Limited in accordance with Clause 3.2(p) of the share purchase agreement referred above, towards total repayment of loan availed by me for a sum of                      for purposes of exercise of all outstanding employee stock options and there are no further outstanding dues in this regard owed by me to the Company.
I further understand that under the provisions of the Share Purchase Agreement to be executed with the Company, WNS (Mauritius) Limited intends to purchase the Equity Shares held by me. In this connection, I hereby convey my consent for transfer of            Equity Shares for a total sales consideration of           . In accordance with the terms of the Share Purchase Agreement, the sale consideration for transfer of Equity Shares may be credited to the Bank Account as per the details below:
1	Name of the Bank:

2	Address of the Branch:

3	Bank Account Number:

4	SWIFT Code:

Thanking you, Yours sincerely,

Name:

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Schedule 18B
LETTERS FORMAT TO BE PROVIDED AS PER CLAUSE 3.2(n)
Date: April 7, 2007
To,
WNS (Mauritius) Limited
10, Frere Felix de Valois Street,
Port Louis,
Mauritius
Dear Sir,
I,                      [Name], is currently is currently engaged as                      in Marketics Technologies (India) Private Limited (“Company”). As on the date hereof, I own and hold                      equity shares of Rs.1 each (“Equity Shares”) in the Company, free of any encumbrance or lien.
Apart from the Equity Shares owned and held by me, please note that as on the date hereof (i.e., April 7, 2007):
3.	I do not have any outstanding Stock options in the Company or the subsidiary of the Company, which are capable of conversion into any class of shares (including Equity Shares) in the Company or the subsidiary; and
4.	I do not have any rights whatsoever, to be issued any class of shares (including Equity Shares) in the Company or the subsidiary.
I further understand that under the provisions of the Share Purchase Agreement to be executed with the Company, WNS (Mauritius) Limited intends to purchase the Equity Shares held by me. In this connection, I hereby convey my consent for transfer of                      Equity Shares for a total sales consideration of                     . In accordance with the terms of the Share Purchase Agreement, the sale consideration for transfer of Equity Shares may be credited to the Bank Account as per the details below:
5.	Name of the Bank:

6.	Address of the Branch:

7.	Bank Account Number:

8.	SWIFT Code:

Thanking you, Yours sincerely,

Name:

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Schedule 19
POWER OF ATTORNEY BY THE SELLING SHAREHOLDERS IN FAVOUR OF THE PURCHASER TO VOTE ON SECOND TRANCHE SHARES AS PER DIRECTION OF THE PURCHASER
IRREVOCABLE POWER OF ATTORNEY
TO ALL TO WHOM THESE PRESENTS SHALL COME
I, Ramakrishnan, duly authorised agent and attorney-in-fact for and on behalf of the persons as listed in Annexure A, who are each absolute legal and beneficial owners of equity shares of the face value of Rs.1 (Rupees One Only) of Marketics Technologies (India) Private Limited, a company incorporated under the Companies Act, 1956 having its registered office at # 1137, RG Towers, 100 Feet Road, Indiranagar, Bangalore 560038 (the “Company”) (hereinafter collectively referred to as the “Grantors” and individually as the “Grantor” which expression shall unless repugnant to the context or meaning thereof be deemed to mean and include their heirs, legal representatives and administrators):
WHEREAS
A.	The Grantors are selling their shares in the Company to WNS (Mauritius) Limited, a company organized under the laws of the Republic of Mauritius, and having its registered office at 10, Frere Felix de Valois Street, Port Louis, Mauritius (hereinafter referred to as the “Purchaser”) (such purchase of shares of the Company is hereinafter referred to as the “Transaction”), for which purpose it is proposed that the Purchaser, the company and the shareholders of the Company enter into a Share Purchase Agreement (the “Share Purchase Agreement”).
B.	The Grantors further recognize that under Clause 3.5 C (iv) of the Share Purchase Agreement, each of the Grantors are required execute a power of attorney authorizing the Purchaser to exercise voting rights in respect of shares held by the Grantors.
C.	In this regard, the Grantors, represented by Mr. Ramakrishnan, their duly authorised agent and attorney-infact, execute in favour of the Purchaser as Attorney, this irrevocable and unconditional (subject to the provisions of Clause 3 of this Power of Attorney) power of attorney authorising and empowering the Attorney to be the Grantor’s true and lawful attorney for and on their behalf and in their name to do and execute, perform all and every of the following acts, deeds, matters and things relevant or necessary in respect of the shares held by the Grantors;
NOW KNOW YE that I, Ramakrishnan, duly authorised agent and attorney-in-fact for and on behalf of the Grantors, DO hereby (subject to the provisions of Clause 3 of this Power of Attorney) nominate, constitute and appoint the Attorney to be the true and lawful Attorney of the Grantors and for and on behalf of the Grantors and in the name of the Grantors to do execute and perform all or any of the following acts, deeds, matters and things :
1	Grant of Irrevocable Proxy: Each Grantor hereby appoints (subject to the provisions of Clause 3 of this Power of Attorney) the Purchaser and any designee of the Purchaser, and each of them individually, as such Grantor’s proxy and attorney-in-fact, with full power of substitution and re-substitution, to vote or act by written consent, in respect of the shares held by the Grantors, in any manner as such Purchaser may deem fit, during the term of the Share Purchase Agreement. The Grantors shall promptly cause a copy of this Irrevocable Power of Attorney to be deposited with the Company at its principal place of business and cause the Company to record, acknowledge and accept the terms and conditions hereof. Each Grantor shall (subject to the provisions of Clause 3 of this Power of Attorney) take such further action or execute such other instruments as may be necessary to effectuate the intent of this proxy.
2	Nature of Irrevocable Proxy: The proxy and power of attorney granted pursuant to paragraph 1 above by each Grantor shall (subject to the provisions of Clause 3 of this Power of Attorney) be irrevocable during the term of the Share Purchase Agreement and shall be deemed to be coupled with an interest sufficient in law to support an irrevocable proxy and shall revoke any and all prior proxies granted by such Grantor. The power of attorney granted by each Grantor herein is a durable power of attorney and shall survive (subject to the provisions of Clause 3 of this Power of Attorney) the dissolution, bankruptcy, death or incapacity of such Grantor. The Grantors further authorize the Purchaser (subject to the provisions of Clause 3 of this Power of Attorney) to do execute and perform all or any of the following acts, deeds, matters and things:
(i)	to sign, seal, deliver, swear, execute any document required to be executed by the Grantors pursuant to the terms and conditions of this Irrevocable Power of Attorney;

(ii)	to take such action on behalf of the Grantors as may be required to be taken by the Purchaser in the capacity of a Shareholder of the Company;

(iii)	For more effectually doing, effecting, and performing the several matters and things aforesaid;

(iv)	To appoint from time to time such person or persons as the Attorney may think fit as their substitute or substitutes to do execute and perform all or any such matters and things as aforesaid and any such substitute or substitutes at pleasure to remove and to appoint another or others in their place and the Grantors hereby agree at all times to ratify and confirm whatsoever the Attorney or any such substitute or substitutes shall lawfully do or cause or to be done.
3	The Grantors undertake to ratify (subject to the provisions of Clause 3 of this Power of Attorney) all future acts done by the Attorney.
4	The Grantors shall not (subject to the provisions of Clause 3 of this Power of Attorney) revoke the authorization granted to the Attorney under this letter till such time that any of the Share Purchase Agreement is in force and effect.
3.	Rights of Revocation: Notwithstanding anything to the contrary contained herein, I may unilaterally revoke this Power of Attorney upon the earlier of:
1	the termination of the Share Purchase Agreement; and

2	the title to the Second Tranche Shares (as defined in the Share Purchase Agreement) is transferred to the Purchaser in accordance with the provisions of the Share Purchase Agreement; and

3	the title to the First Tranche Shares (as defined in the Share Purchase Agreement) is transferred back to the Grantors by the Purchaser in accordance with the provisions of the Share Purchase Agreement.
In relation to the aforesaid, the terms contained in this Power of Attorney supersedes all previous agreements and understanding (whether oral or written). All capitalized terms used but not defined in this Irrevocable Power of Attorney shall have the same meaning as ascribed to them in the Share Purchase Agreement.
AND IT IS HEREBY CONFIRMED AND DECLARED THAT this Power of Attorney shall be valid, effective, operative and irrevocable.
IN WITNESS WHEREOF Mr. Ramakrishnan, the duly authorised agent and attorney-in-fact of the Grantors, has executed these presents at       this       day of April, 2007.

Mr. Ramakriashnan

In the presence of
1
2
NOTARY PUBLIC

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Schedule 20
LIST OF SELLING SHAREHOLDERS WHO HAVE EXECUTED POWER OF ATTORNEY IN
FAVOUR OF MR. S. RAMAKRISHNAN IN RELATION TO THE NEGOTIATION AND EXECUTION
OF THIS AGREEMENT
KEY EMPLOYEES:

1	Krishnaraj Venkatraman
2	Anuradha Sharma
3	Amitabh Bose
4	Parthasarathy Vallabhajosyula
5	Sanjit Bhoumik
6	Rajesh Kumar Bhat
7	Vijay Jumani
8	Rajeev Sinha
9	Rajesh Apkari
10	Sanjay Dattatri
OTHER EMPLOYEES:

1	Abhishek Ranjan Jha
2	Ajay
3	Aju Abraham
4	Annie Thomas
5	Arjun Madhavan
6	Arpan Gupta
7	Ashish Kumar
8	Ashish Mahajan
9	Bhargavi
10	Charles
11	Dechen
12	Dibyojyoti Haldar
13	Dipayan Chakraborty
14	Doyel
15	Durga Prasad
16	Eronesu Kar
17	G K Suresu Kumar
18	G.Vijaya
19	Gaurav Gupta
20	Gautam Munshi
21	Giridhar
22	GKR Krishnan
23	Hemalatha Dave
24	Kakul
25	Kamal Mishra
26	Krishnan Seshadri
27	Malavika
28	Malini
29	Manik Bhandari
30	Manoranjan
31	Milind Kelkar
32	Muralidhar Sundar
33	Neerav Naik
34	Nethravathy
35	Nidhi Gupta
36	Nikhil Deshpande
37	Nikunj
38	Pavan Bhat
39	Pradeep

40	Praveen Hullur
41	Praveen Singh
42	Pravin Nampoothiri
43	Pritha Choudhuri
44	Puneet Gulati
45	R.Sowmya
46	Rajneesh Khosla
47	Rakesh Pande
48	Reddy
49	Ruchi Kapoor
50	S. Deepak Kumar
51	Sameer
52	Santosh Ramji
53	Saurabh Chopra
54	Shila Cyriac
55	Shravan
56	Sindhu Lekha
57	Siva Kumar H
58	Sneha Thakkar
59	Sooraj
60	Stephen Samuel
61	Stuti Dhandhania
62	Suchitra
63	Sudershan
64	Suresh Babu Perumal
65	Tarun Kumar Mukherjee
66	V. Makesh
67	Varun Mohanpuria
68	VC.Radha
69	Vikas Verma
70	Vinay CR
71	Vinitha Unni
72	Vinoth Babu
OTHER SHAREHOLDERS

1	Glen M Springer
2	Infernotions Corporation
3	MS Krishnan

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Schedule 21
LIST OF EACH SELLING SHAREHOLDERS, ALONG WITH WIRE TRANSFER DETAILS AND DETAILS OF THE AMOUNTS TO BE PAID TO THEM ON SECOND CLOSING DATE

			Second Tranche
		SECOND	Escrow
		TRANCHE	Consideration (In
Name	Bank Account Details	SHARES	USD)
FOUNDERS:

**************************************** **************************************** **************************************** **************************************** ****************************************
****************************************
	****************************************
S. Ramakrishnan	**************************************** **************************************** ****************************************	76,799	477,826

****************************************
****************************************
****************************************
****************************************
	****************************************

Vinay Mishra	**************************************** **************************************** **************************************** **************************************** ****************************************	76,774	477,671

			Second Tranche
		SECOND	Escrow
		TRANCHE	Consideration (In
Name	Bank Account Details	SHARES	USD)
****************************************
****************************************
****************************************
****************************************
	****************************************

Shankar Maruwada	**************************************** **************************************** **************************************** **************************************** ****************************************	76,777	477,687

KEY EMPLOYEES:

****************************************
****************************************
****************************************
****************************************
	****************************************

Krishnaraj Venkatraman	**************************************** **************************************** **************************************** **************************************** ****************************************	18,419	114,596

****************************************
****************************************
****************************************
****************************************
	****************************************

Anuradha Sharma	****************************************	3,735	23,238

			Second Tranche
		SECOND	Escrow
		TRANCHE	Consideration (In
Name	Bank Account Details	SHARES	USD)
	**************************************** **************************************** **************************************** ****************************************

****************************************
****************************************
****************************************
****************************************
	****************************************

Amitabh Bose	**************************************** **************************************** **************************************** **************************************** ****************************************	3,735	23,238

****************************************
****************************************
****************************************
****************************************
	****************************************

Parthasarathy Vallabhajosyula	**************************************** **************************************** **************************************** **************************************** ****************************************	591	3,679

Sanjit Bhoumik	**************************************** ****************************************	1,245	7,746

			Second Tranche
		SECOND	Escrow
		TRANCHE	Consideration (In
Name	Bank Account Details	SHARES	USD)
	**************************************** **************************************** ****************************************
****************************************
****************************************
****************************************
****************************************
	****************************************

****************************************
****************************************
****************************************
****************************************
	****************************************
Rajesh Kumar Bhat	**************************************** **************************************** **************************************** **************************************** ****************************************	7,470	46,477

****************************************
****************************************
****************************************
****************************************
	****************************************
Vijay Jumani	**************************************** **************************************** **************************************** **************************************** ****************************************	2,117	13,168

Rajeev Sinha	**************************************** ****************************************	249	1,549

			Second Tranche
		SECOND	Escrow
		TRANCHE	Consideration (In
Name	Bank Account Details	SHARES	USD)
	**************************************** **************************************** **************************************** ****************************************
****************************************
****************************************
****************************************
****************************************
	****************************************

****************************************
****************************************
****************************************
****************************************
	****************************************

Rajesh Apkari	**************************************** **************************************** **************************************** **************************************** ****************************************	249	1,549

****************************************
****************************************
****************************************
****************************************
	****************************************

Sanjay Dattatri	**************************************** **************************************** **************************************** **************************************** ****************************************	3,735	23,238

OTHER EMPLOYEES:

Abhishek Ranjan Jha	**************************************** ****************************************	62	387

			Second Tranche
		SECOND	Escrow
		TRANCHE	Consideration (In
Name	Bank Account Details	SHARES	USD)
	**************************************** **************************************** ****************************************
****************************************
****************************************
****************************************
****************************************
	****************************************

****************************************
****************************************
****************************************
****************************************
	****************************************
Ajay	**************************************** **************************************** **************************************** **************************************** ****************************************	124	775

****************************************
****************************************
****************************************
****************************************
	****************************************
Aju Abraham	**************************************** **************************************** **************************************** **************************************** ****************************************	62	387

Annie Thomas	**************************************** **************************************** **************************************** ****************************************	249	1,549

			Second Tranche
		SECOND	Escrow
		TRANCHE	Consideration (In
Name	Bank Account Details	SHARES	USD)
****************************************
****************************************
****************************************
****************************************
****************************************
	****************************************

****************************************
****************************************
****************************************
****************************************
	****************************************

****************************************
****************************************
****************************************
****************************************
	****************************************
Arjun Madhavan	**************************************** **************************************** **************************************** **************************************** ****************************************	125	775

****************************************
****************************************
****************************************
****************************************
	****************************************
Arpan Gupta	**************************************** **************************************** **************************************** **************************************** ****************************************	498	3,098

Ashish Kumar	**************************************** **************************************** **************************************** **************************************** ****************************************	124	775

			Second Tranche
		SECOND	Escrow
		TRANCHE	Consideration (In
Name	Bank Account Details	SHARES	USD)
****************************************
****************************************
****************************************
****************************************
	****************************************

****************************************
****************************************
****************************************
****************************************
	****************************************
Ashish Mahajan	**************************************** **************************************** **************************************** **************************************** ****************************************	124	775

****************************************
****************************************
****************************************
****************************************
	****************************************
Bhargavi	**************************************** **************************************** **************************************** **************************************** ****************************************	62	387

****************************************
****************************************
****************************************
****************************************
	****************************************
Charles	**************************************** ****************************************	249	1,549

			Second Tranche
		SECOND	Escrow
		TRANCHE	Consideration (In
Name	Bank Account Details	SHARES	USD)
	**************************************** **************************************** ****************************************

****************************************
****************************************
****************************************
****************************************
	****************************************
Dechen	**************************************** **************************************** **************************************** **************************************** ****************************************	63	387

****************************************
****************************************
****************************************
****************************************
	****************************************
Dibyojyoti Haldar	**************************************** **************************************** **************************************** **************************************** ****************************************	249	1,549

****************************************
****************************************
****************************************
****************************************
	****************************************
Dipayan Chakraborty	**************************************** **************************************** **************************************** **************************************** ****************************************	996	6,197

			Second Tranche
		SECOND	Escrow
		TRANCHE	Consideration (In
Name	Bank Account Details	SHARES	USD)
	**************************************** **************************************** **************************************** **************************************** ****************************************
Doyel	**************************************** **************************************** **************************************** ****************************************	124	775

	**************************************** **************************************** **************************************** **************************************** ****************************************
Durga Prasad	**************************************** **************************************** **************************************** **************************************** ****************************************	249	1,549

	**************************************** **************************************** **************************************** **************************************** ****************************************
Eronesu Kar	**************************************** **************************************** **************************************** **************************************** ****************************************	124	775

G K Suresu Kumar	**************************************** ****************************************	249	1,549

			Second Tranche
		SECOND	Escrow
		TRANCHE	Consideration (In
Name	Bank Account Details	SHARES	USD)
	**************************************** **************************************** **************************************** ****************************************
	**************************************** **************************************** **************************************** ****************************************

	**************************************** **************************************** **************************************** **************************************** ****************************************
G. Vijaya	**************************************** **************************************** **************************************** **************************************** ****************************************	124	775

	**************************************** **************************************** **************************************** **************************************** ****************************************
Gaurav Gupta	**************************************** **************************************** **************************************** **************************************** ****************************************	249	1,549

Gautam Munshi	**************************************** **************************************** **************************************** ****************************************	623	3,873

			Second Tranche
		SECOND	Escrow
		TRANCHE	Consideration (In
Name	Bank Account Details	SHARES	USD)
	****************************************
	**************************************** **************************************** **************************************** **************************************** ****************************************

	**************************************** **************************************** **************************************** **************************************** ****************************************
Giridhar	**************************************** **************************************** **************************************** **************************************** ****************************************	373	2,324

	**************************************** **************************************** **************************************** **************************************** ****************************************
GKR Krishnan	**************************************** **************************************** **************************************** **************************************** ****************************************	747	4,648

	**************************************** **************************************** **************************************** **************************************** ****************************************
Hemalatha Dave	****************************************	63	387

			Second Tranche
		SECOND	Escrow
		TRANCHE	Consideration (In
Name	Bank Account Details	SHARES	USD)
	**************************************** **************************************** **************************************** ****************************************

	**************************************** **************************************** **************************************** **************************************** ****************************************
Kakul	**************************************** **************************************** **************************************** **************************************** ****************************************	124	775

	**************************************** **************************************** **************************************** **************************************** ****************************************
Kamal Mishra	**************************************** **************************************** **************************************** **************************************** ****************************************	373	2,324

	**************************************** **************************************** **************************************** **************************************** ****************************************
Krishnan Seshadri	**************************************** **************************************** ****************************************	249	1,549

			Second Tranche
		SECOND	Escrow
		TRANCHE	Consideration (In
Name	Bank Account Details	SHARES	USD)
	**************************************** ****************************************

	**************************************** **************************************** **************************************** **************************************** ****************************************
Malavika	**************************************** **************************************** **************************************** **************************************** ****************************************	63	387

	**************************************** **************************************** **************************************** **************************************** ****************************************
Malini	**************************************** **************************************** **************************************** **************************************** ****************************************	62	387

Manik Bhandari	**************************************** **************************************** **************************************** **************************************** ****************************************	249	1,549

Manoranjan	**************************************** **************************************** **************************************** **************************************** ****************************************	124	775

			Second Tranche
		SECOND	Escrow
		TRANCHE	Consideration (In
Name	Bank Account Details	SHARES	USD)
	**************************************** **************************************** **************************************** **************************************** ****************************************

	**************************************** **************************************** **************************************** **************************************** ****************************************
Milind Kelkar	**************************************** **************************************** **************************************** **************************************** ****************************************	1,307	8,133

	**************************************** **************************************** **************************************** **************************************** ****************************************
Muralidhar Sundar	**************************************** **************************************** **************************************** **************************************** ****************************************	124	775

	**************************************** **************************************** **************************************** **************************************** ****************************************
Neerav Naik	****************************************	249	1,549

			Second Tranche
		SECOND	Escrow
		TRANCHE	Consideration (In
Name	Bank Account Details	SHARES	USD)
	**************************************** **************************************** ****************************************

	**************************************** **************************************** **************************************** **************************************** ****************************************
Nethravathy	**************************************** **************************************** **************************************** ****************************************	62	387

	**************************************** **************************************** **************************************** **************************************** ****************************************
Nidhi Gupta	**************************************** **************************************** **************************************** ****************************************	124	775

	**************************************** **************************************** **************************************** **************************************** ****************************************
Nikhil Deshpande	**************************************** **************************************** **************************************** **************************************** ****************************************	62	387

			Second Tranche
		SECOND	Escrow
		TRANCHE	Consideration (In
Name	Bank Account Details	SHARES	USD)
	**************************************** **************************************** **************************************** **************************************** ****************************************
Nikunj	**************************************** **************************************** **************************************** ****************************************	125	775

	**************************************** **************************************** **************************************** **************************************** ****************************************
Pavan Bhat	**************************************** **************************************** **************************************** ****************************************	124	775

	**************************************** **************************************** **************************************** **************************************** ****************************************
Pradeep	**************************************** **************************************** **************************************** ****************************************	62	387

Praveen Hullur	**************************************** **************************************** **************************************** ****************************************	124	775

			Second Tranche
		SECOND	Escrow
		TRANCHE	Consideration (In
Name	Bank Account Details	SHARES	USD)
	****************************************
	**************************************** **************************************** **************************************** **************************************** ****************************************

	**************************************** **************************************** **************************************** **************************************** ****************************************
Praveen Singh	**************************************** **************************************** **************************************** **************************************** ****************************************	125	775

	**************************************** **************************************** **************************************** **************************************** ****************************************
Pravin Nampoothiri	**************************************** **************************************** **************************************** **************************************** ****************************************	125	775

Pritha Choudhuri	**************************************** **************************************** **************************************** **************************************** ****************************************	249	1,549

			Second Tranche
		SECOND	Escrow
		TRANCHE	Consideration (In
Name	Bank Account Details	SHARES	USD)
****************************************
****************************************
****************************************
****************************************
	****************************************

****************************************
****************************************
****************************************
****************************************
	****************************************
Puneet Gulati	**************************************** **************************************** **************************************** **************************************** ****************************************	124	775

****************************************
****************************************
****************************************
****************************************
	****************************************
R.Sowmya	**************************************** **************************************** **************************************** **************************************** ****************************************	125	775

****************************************
****************************************
****************************************
****************************************
	****************************************
Rajneesh Khosla	**************************************** ****************************************	747	4,648

			Second Tranche
		SECOND	Escrow
		TRANCHE	Consideration (In
Name	Bank Account Details	SHARES	USD)
	**************************************** **************************************** ****************************************

****************************************
****************************************
****************************************
****************************************
	****************************************
Rakesh Pande	**************************************** **************************************** **************************************** **************************************** ****************************************	249	1,549

****************************************
****************************************
****************************************
****************************************
	****************************************
Reddy	**************************************** **************************************** **************************************** **************************************** ****************************************	63	387

****************************************
****************************************
****************************************
****************************************
	****************************************
Ruchi Kapoor	**************************************** **************************************** **************************************** **************************************** ****************************************	467	2,905

			Second Tranche
		SECOND	Escrow
		TRANCHE	Consideration (In
Name	Bank Account Details	SHARES	USD)

****************************************
****************************************
****************************************
****************************************
	****************************************
S. Deepak Kumar	**************************************** **************************************** **************************************** **************************************** ****************************************	249	1,549

****************************************
****************************************
****************************************
****************************************
	****************************************
Sameer	**************************************** **************************************** **************************************** **************************************** ****************************************	498	3,098

****************************************
****************************************
****************************************
****************************************
	****************************************
Santosh Ramji	**************************************** **************************************** **************************************** **************************************** ****************************************	249	1,549

Saurabh Chopra	****************************************	498	3,098

			Second Tranche
		SECOND	Escrow
		TRANCHE	Consideration (In
Name	Bank Account Details	SHARES	USD)
	**************************************** **************************************** **************************************** ****************************************
****************************************
****************************************
****************************************
****************************************
	****************************************

****************************************
****************************************
****************************************
****************************************
	****************************************
Shila Cyriac	**************************************** **************************************** **************************************** **************************************** ****************************************	249	1,549

****************************************
****************************************
****************************************
****************************************
	****************************************
Shravan	**************************************** **************************************** **************************************** **************************************** ****************************************	124	775

Sindhu Lekha	**************************************** **************************************** **************************************** ****************************************	63	387

			Second Tranche
		SECOND	Escrow
		TRANCHE	Consideration (In
Name	Bank Account Details	SHARES	USD)
****************************************
****************************************
****************************************
****************************************
	****************************************

****************************************
****************************************
****************************************
****************************************
	****************************************
Siva Kumar H	**************************************** **************************************** **************************************** **************************************** ****************************************	63	387

****************************************
****************************************
****************************************
****************************************
	****************************************
Sneha Thakkar	**************************************** **************************************** **************************************** **************************************** ****************************************	124	775

Sooraj	**************************************** **************************************** **************************************** **************************************** ****************************************	63	387

			Second Tranche
		SECOND	Escrow
		TRANCHE	Consideration (In
Name	Bank Account Details	SHARES	USD)
****************************************
****************************************
****************************************
****************************************
	****************************************

****************************************
****************************************
****************************************
****************************************
	****************************************
Stephen Samuel	**************************************** **************************************** **************************************** **************************************** ****************************************	747	4,648

****************************************
****************************************
****************************************
****************************************
	****************************************
Stuti Dhandhania	**************************************** **************************************** **************************************** **************************************** ****************************************	62	387

****************************************
****************************************
****************************************
****************************************
	****************************************
Suchitra	**************************************** ****************************************	249	1,549

			Second Tranche
		SECOND	Escrow
		TRANCHE	Consideration (In
Name	Bank Account Details	SHARES	USD)
	**************************************** **************************************** ****************************************

****************************************
****************************************
****************************************
****************************************
	****************************************
Sudershan	**************************************** **************************************** **************************************** **************************************** ****************************************	125	775

****************************************
****************************************
****************************************
****************************************
	****************************************
Suresh Babu Perumal	**************************************** **************************************** **************************************** **************************************** ****************************************	187	1,162

****************************************
****************************************
****************************************
****************************************
	****************************************
Tarun Kumar Mukherjee	**************************************** **************************************** **************************************** **************************************** ****************************************	62	387

			Second Tranche
		SECOND	Escrow
		TRANCHE	Consideration (In
Name	Bank Account Details	SHARES	USD)
****************************************
****************************************
****************************************
****************************************
	****************************************
V. Makesh	**************************************** **************************************** **************************************** **************************************** ****************************************	349	2,169

****************************************
****************************************
****************************************
****************************************
	****************************************
Varun Mohanpuria	**************************************** **************************************** **************************************** **************************************** ****************************************	124	775

****************************************
****************************************
****************************************
****************************************
	****************************************
VC. Radha	**************************************** **************************************** **************************************** **************************************** ****************************************	125	775

Vikas Verma	**************************************** **************************************** ****************************************	249	1,549

			Second Tranche
		SECOND	Escrow
		TRANCHE	Consideration (In
Name	Bank Account Details	SHARES	USD)
****************************************
****************************************
****************************************
****************************************
****************************************
****************************************
	****************************************

****************************************
****************************************
****************************************
****************************************
****************************************

Vinay CR	**************************************** **************************************** **************************************** ****************************************	498	3,098

****************************************
****************************************
****************************************
****************************************
	****************************************
Vinitha Unni	**************************************** **************************************** **************************************** **************************************** ****************************************	125	775

Vinoth Babu	**************************************** **************************************** **************************************** **************************************** ****************************************	62	387

			Second Tranche
		SECOND	Escrow
		TRANCHE	Consideration (In
Name	Bank Account Details	SHARES	USD)
****************************************
****************************************
****************************************
****************************************
	****************************************

OTHER SHAREHOLDERS

****************************************
****************************************
****************************************
****************************************
	****************************************

Tawny Dove Ltd.	**************************************** **************************************** **************************************** ****************************************	45,027	280,145

K. Ganesh	**************************************** **************************************** **************************************** **************************************** ****************************************	14,168	88,152

Second Tranche
		SECOND	Escrow
		TRANCHE	Consideration (In
Name	Bank Account Details	SHARES	USD)
Spark Capital Advisors (India) Pvt Ltd.	****************************************
****************************************
****************************************
****************************************
****************************************
****************************************
****************************************
****************************************
****************************************
****************************************

	**************************************** **************************************** **************************************** **************************************** ****************************************	20,169	125,487

			Second Tranche
		SECOND	Escrow
		TRANCHE	Consideration (In
Name	Bank Account Details	SHARES	USD)
Raji Raju	****************************************
****************************************
****************************************
****************************************
****************************************
****************************************
****************************************
****************************************
****************************************
****************************************
****************************************
****************************************
****************************************
****************************************
****************************************
****************************************
****************************************
****************************************
	****************************************	17,796	110,723

Glen M Springer	**************************************** **************************************** **************************************** **************************************** **************************************** **************************************** ****************************************	9,639	59,970

	**************************************** **************************************** **************************************** ****************************************
Infernotions Corporation	****************************************	5,147	32,022

			Second Tranche
		SECOND	Escrow
		TRANCHE	Consideration (In
Name	Bank Account Details	SHARES	USD)
MS Krishnan	**************************************** **************************************** **************************************** **************************************** **************************************** **************************************** **************************************** **************************************** ****************************************	2,119	13,184

GRAND TOTAL		402,897	2,506,731

The remainder of this page has intentionally been left blank

Schedule 22
PROPORTION OF EARNOUT CONSIDERATION PAYABLE TO EACH OF THE SELLING
SHAREHOLDER

	SECOND	Proportion of Earnout
	TRANCHE	Consideration Payable To Each
Name	SHARES	Of the Selling Shareholder
FOUNDERS:
S. Ramakrishnan	76,799	19.06%
Vinay Mishra	76,774	19.06%
Shankar Maruwada	76,777	19.06%
KEY EMPLOYEES:
Krishnaraj Venkatraman	18,419	4.57%
Anuradha Sharma	3,735	0.93%
Amitabh Bose	3,735	0.93%
Parthasarathy Vallabhajosyula	591	0.15%
Sanjit Bhoumik	1,245	0.31%
Rajesh Kumar Bhat	7,470	1.85%
Vijay Jumani	2,117	0.53%
Rajeev Sinha	249	0.06%
Rajesh Apkari	249	0.06%
Sanjay Dattatri	3,735	0.93%
OTHER EMPLOYEES:
Abhishek Ranjan Jha	62	0.02%
Ajay	124	0.03%
Aju Abraham	62	0.02%
Annie Thomas	249	0.06%
Arjun Madhavan	125	0.03%
Arpan Gupta	498	0.12%
Ashish Kumar	124	0.03%
Ashish Mahajan	124	0.03%
Bhargavi	62	0.02%
Charles	249	0.06%
Dechen	63	0.02%
Dibyojyoti Haldar	249	0.06%
Dipayan Chakraborty	996	0.25%
Doyel	124	0.03%
Durga Prasad	249	0.06%
Eronesu Kar	124	0.03%
G K Suresu Kumar	249	0.06%
G.Vijaya	124	0.03%
Gaurav Gupta	249	0.06%
Gautam Munshi	623	0.15%
Giridhar	373	0.09%
GKR Krishnan	747	0.19%
Hemalatha Dave	63	0.02%
Kakul	124	0.03%
Kamal Mishra	373	0.09%
Krishnan Seshadri	249	0.06%
Malavika	63	0.02%
Malini	62	0.02%
Manik Bhandari	249	0.06%

1

	SECOND	Proportion of Earnout
	TRANCHE	Consideration Payable To Each
Name	SHARES	Of the Selling Shareholder
Manoranjan	124	0.03%
Milind Kelkar	1,307	0.32%
Muralidhar Sundar	124	0.03%
Neerav Naik	249	0.06%
Nethravathy	62	0.02%
Nidhi Gupta	124	0.03%
Nikhil Deshpande	62	0.02%
Nikunj	125	0.03%
Pavan Bhat	124	0.03%
Pradeep	62	0.02%
Praveen Hullur	124	0.03%
Praveen Singh	125	0.03%
Pravin Nampoothiri	125	0.03%
Pritha Choudhuri	249	0.06%
Puneet Gulati	124	0.03%
R.Sowmya	125	0.03%
Rajneesh Khosla	747	0.19%
Rakesh Pande	249	0.06%
Reddy	63	0.02%
Ruchi Kapoor	467	0.12%
S. Deepak Kumar	249	0.06%
Sameer	498	0.12%
Santosh Ramji	249	0.06%
Saurabh Chopra	498	0.12%
Shila Cyriac	249	0.06%
Shravan	124	0.03%
Sindhu Lekha	63	0.02%
Siva Kumar H	63	0.02%
Sneha Thakkar	124	0.03%
Sooraj	63	0.02%
Stephen Samuel	747	0.19%
Stuti Dhandhania	62	0.02%
Suchitra	249	0.06%
Sudershan	125	0.03%
Suresh Babu Perumal	187	0.05%
Tarun Kumar Mukherjee	62	0.02%
V. Makesh	349	0.09%
Varun Mohanpuria	124	0.03%
VC.Radha	125	0.03%
Vikas Verma	249	0.06%
Vinay CR	498	0.12%
Vinitha Unni	125	0.03%
Vinoth Babu	62	0.02%
OTHER SHAREHOLDERS
Tawny Dove Ltd.	45,027	11.18%
K. Ganesh	14,168	3.52%
Spark Capital Advisors (India) Pvt Ltd.	20,169	5.01%
Raji Raju	17,796	4.42%
Glen M Springer	9,639	2.39%

2

	SECOND	Proportion of Earnout
	TRANCHE	Consideration Payable To Each
Name	SHARES	Of the Selling Shareholder
Infernotions Corporation	5,147	1.28%
MS Krishnan	2,119	0.53%

GRAND TOTAL	402,897	100.00%

The remainder of this page has intentionally been left blank

3

Schedule 23
LIST OF POWER OF ATTONEYS EXECUTED IN FAVOUR OF S.
RAMAKRISHNAN

Krishnaraj Venkataraman	Vide Power of Attorney dated April 13, 2007
Anuradha Sharma	Vide Power of Attorney dated April 13, 2007
Amitabh Bose	Vide Power of Attorney dated n April 13, 2007
Parthasarathy Vallabhajosyula	Vide Power of Attorney dated April 8, 2007
Sanjit Bhoumick	Vide Power of Attorney dated April 13, 2007
Rajesh Kumar Bhatt	Vide Power of Attorney dated April 13, 2007
Vijay Jumani	Vide Power of Attorney dated April 13, 2007
Rajeev Sinha	Vide Power of Attorney dated April 13, 2007
Rajesh Apkari	Vide Power of Attorney dated April 13, 2007
Sanjay Dattatri	Vide Power of Attorney dated April 13, 2007
Abhishek Ranjan Jha	Vide Power of Attorney dated April 13, 2007
Ajay Gopikrishnan	Vide Power of Attorney dated April 13, 2007
Aju Abraham	Vide Power of Attorney dated April 13, 2007
Annie Thomas	Vide Power of Attorney dated April 13, 2007
Arjun Madhavan	Vide Power of Attorney dated April 13, 2007
Arpan Gupta	Vide Power of Attorney dated April 13, 2007
Ashish Kumar	Vide Power of Attorney dated April 17, 2007
Ashish Mahajan	Vide Power of Attorney dated April 13, 2007
Bhargavi Narasapuram	Vide Power of Attorney dated April 13, 2007
Abel Charles M K Amos	Vide Power of Attorney dated April 14, 2007
Dechen Dorjee	Vide Power of Attorney dated April 13, 2007
Dibyojyoti Haldar	Vide Power of Attorney dated April 13, 2007
Dipayan Chakraborty	Vide Power of Attorney dated April 13, 2007
Doyel Kar	Vide Power of Attorney dated April 13, 2007
Durga Prasad	Vide Power of Attorney dated April 13, 2007
Eronesu Kar	Vide Power of Attorney dated April 20, 2007
G K Suresu Kumar	Vide Power of Attorney dated April 13, 2007
G.Vijaya	Vide Power of Attorney dated April 13, 2007
Gaurav Gupta	Vide Power of Attorney dated April 16, 2007
Gautam Munshi	Vide Power of Attorney dated April 16, 2007
R Giridhar	Vide Power of Attorney dated April 13, 2007
GKR Krishnan	Vide Power of Attorney dated April 13, 2007
Hemalatha Dave	Vide Power of Attorney dated April 13, 2007
Kakul Paul	Vide Power of Attorney dated April 13, 2007
Kamal Narayan Mishra	Vide Power of Attorney dated April 13, 2007
Krishnan Seshadri	Vide Power of Attorney dated April 13, 2007
Malavika V	Vide Power of Attorney dated April 13, 2007
T Malini	Vide Power of Attorney dated April 13, 2007
Manik Bhandari	Vide Power of Attorney dated April 11, 2007
Manoranjan Pappanayak	Vide Power of Attorney dated April 13, 2007
Milind Kelkar	Vide Power of Attorney dated April 16, 2007

1

Muralidhar Sundar	Vide Power of Attorney dated April 13, 2007
Neerav Naik	Vide Power of Attorney dated April 13, 2007
Nethravathy S	Vide Power of Attorney dated April 13, 2007
Nidhi Gupta	Vide Power of Attorney dated April 13, 2007
Nikhil Deshpande	Vide Power of Attorney dated April 13, 2007
Nikunj Vohra	Vide Power of Attorney dated April 13, 2007
Pavan Bhat	Vide Power of Attorney dated April 13, 2007
Pradeep J.P	Vide Power of Attorney dated April 13, 2007
Praveen Hullur	Vide Power of Attorney dated April 14, 2007
Praveen Singh	Vide Power of Attorney dated April 13, 2007
Pravin Nampoothiri	Vide Power of Attorney dated April 16, 2007
Pritha Choudhuri	Vide Power of Attorney dated April 13, 2007
Puneet Gulati	Vide Power of Attorney dated April 13, 2007
R.Sowmya	Vide Power of Attorney dated April 14, 2007
Rajneesh Khosla	Vide Power of Attorney dated April 13, 2007
Rakesh Pande	Vide Power of Attorney dated April 13, 2007
V K Venkataswamy Reddy	Vide Power of Attorney dated April 13, 2007
Ruchi Kapoor	Vide Power of Attorney dated April 16, 2007
S Deepak Kumar	Vide Power of Attorney dated April 13, 2007
Sameer Mulabagal	Vide Power of Attorney dated April 13, 2007
Santosh Ramji	Vide Power of Attorney dated April 13, 2007
Saurabh Chopra	Vide Power of Attorney dated April 13, 2007
Shila Cyriac	Vide Power of Attorney dated April 13, 2007
Shravan Pai	Vide Power of Attorney dated April 13, 2007
Sindhu Lekha S	Vide Power of Attorney dated April 13, 2007
Shivakumar Hanjagimath	Vide Power of Attorney dated April 13, 2007
Sneha Thakkar	Vide Power of Attorney dated April 13, 2007
Sooraj M S	Vide Power of Attorney dated April 13, 2007
Stephen Samuel	Vide Power of Attorney dated April 13, 2007
Stuti Dhandhania	Vide Power of Attorney dated April 14, 2007
Suchitra Kolluru	Vide Power of Attorney dated April 13, 2007
Sudarshan Gangrade	Vide Power of Attorney dated April 13, 2007
Suresh Babu Perumal	Vide Power of Attorney dated April 13, 2007
Tarun Kumar Mukherjee	Vide Power of Attorney dated April 14, 2007
V. Makesh	Vide Power of Attorney dated April 13, 2007
Varun Mohanpuria	Vide Power of Attorney dated April 13, 2007
VC.Radha	Vide Power of Attorney dated April 13, 2007
Vikas Verma	Vide Power of Attorney dated April 13, 2007
Vinay CR	Vide Power of Attorney dated April 11, 2007
Vinitha Unni	Vide Power of Attorney dated April 16, 2007
Vinoth Babu	Vide Power of Attorney dated April 16, 2007
Glen Springer	Vide Power of Attorney dated April 11, 2007
Infernotions Corporation	Vide Power of Attorney dated April 9, 2007
MS Krishnan	Vide Power of Attorney dated April 10, 2007

2

Schedule 24
Addresses and Other Details of Selling Shareholders

Sl.
Nos.	Name	Father’s name	Age	Present residential address	Nationality

				94,Rama Krishnappa
				Road, Cox Town,
1	Abhishek Ranjan Jha	B.K. Jha	24	Bangalore— 560005.	Indian

				B1, Manikanta
				Residency, Vignana
2	Dibyojyoti Haldar	A K Haldar	26	Nagar, Blore—75	Indian

				1-4B, Alps Estate,
				460/1 Sarjapur Road,
				Kaikondanahalli,
3	Rajesh Apkari	A Nagarajan Rao	36	Bangalore — 560035	Indian

				#49, Old
				Thippsandara, Indira
4	Manoranjan Pattanayak	Akshaya Kumar Pattanayak	31	nagar, Bangalore—38	Indian

				Flat No. G1/A,
				Priyanka Paradise, 1st
				Cross, Kaggadasapura,
				C.V. Raman Nagar,
5	Muralidhar Sundar	Alagarsamy	32	Bangalore — 560 093.	Indian

				1020/C 17th D cross,
				2nd Stage,
				Indiranagar, Bangalore
6	Doyel Kar	Amal Kar	30	38	Indian

				Flat C-402 Spartan
				Heights Building ,
				16/17 Richmond Road,
7	Gautam Munshi	Ashish Munshi	30	Bangalore 560025	Indian

				204, Maitree
				Appartment, Ashiana
				Road, Patna, Bihar —
8	Ashish Kumar	Ashok Kumar Gupta	31	25	Indian

				Door No. C1, Karthik
				Koushalya
				Apartments,
				Malleshpalya, 5th
				Main, 4th Cross,
9	Eronesu Kar	Asish Kar	29	Bangalore—560075	Indian

				#1083, Mahalakshmi
				Nilaya, Vijanapura,
				Dooravaninagar post,
10	VC.Radha	B.V. Govindaraju	30	Bangalore — 560 016	Indian

				#24,1st Floor,Ganesha
				Nilaya, 1st Cross,
				Dinnur,R.T.Nagar—
11	Hemalatha Dave	Babulal Dave	26	560032	Indian

				#1006, 2nd cross, 13th
				main, HAL Stage-2,
				Indiranagar,
12	Santosh Ramji	Cheekatla Suryanarayana	30	Bangalore— 560038	Indian

				408, A4, Ganga Block,
13	Nikunj	Col Niraj Vohra	25	NGV	Indian

				# 70, 3rd Cross, Near
14	Dechen	NIM Dorjee Bhutia	26	Kaveri Nursing Home,	Indian

3

Sl.
Nos.	Name	Father’s name	Age	Present residential address	Nationality
				Madiwala, Blore — 68

				#303, Saptgiri
		Dr. Narendra		Mension, 16D Main,
		Kumar		HAL II, Indiranagar,
15	Varun Mohanpuria	Mohanpuria	26	Bangalore	Indian

				102/B, 1st Cross, 18th
				Main, 6th Block,
				Koramangla,
16	Nidhi Gupta	Dr. Surendra Kumar Jain	27	Bangalore	Indian

				622 B, VI Main, III
				Phase, BDA Housing
				Colony, Domlur II
				Stage, Bangalore —
17	Vinoth Babu	Elakkumanan P	25	560071	Indian

				Flat GC, Golden
				Daffodills, 13th Main
				I cross Kodihalli
18	Rakesh Pande	G.C. Pande	28	Bangalore—08	Indian

				No 5, 9th Main, 15th
				Cross, Lakkasandra,
19	G K Suresu Kumar	G.GUNASEK ARAN	29	Bangalore — 560030.	Indian

				603, Flat C, Swathi
				Apartments, 29th
				Cross Street, Indira
				Nagar, Chennai
20	Sanjay Dattatri	Gangadhar Rao Dattatri	38	600020	Indian

				#185, Ground floor,
				5th main,
				KEB Layout, BTM 1st
				Stage,
21	Praveen Hullur	Ghatigeppa M Hullur	26	Bangalore—75	Indian

				# 37, “SUMEGHA”
				11th Cross Prashanth
				Nagar Bangalore —
22	Pavan Bhat	Ishwar Bhat	30	560079	Indian

				G-007, Golden
				Residency, Sarjapur
				Outer ring road,
				Bellandhur, Bangalore
23	Vinitha Unni	K.V. Unni	27	— 37	Indian

				Flat No.T - 405, Purva
				Park, MSO
				Colony, Cox
				Town, Bangalore —
24	Rajneesh Khosla	Late I.B.Khosla	34	56005	Indian

				2586, 17th Main, 2nd
				Cross, HAL 2nd
				Stage, Indiranagar,
25	Neerav Naik	Late Mr. Rajendra Naik	28	PIN-560008	Indian

				101, MCMR
				MANSION, 3RD
				MAIN, 2ND CROSS,
				NEW
				THIPPASANDRA,
26	Sameer Mulbagal	M. K. MULBAGAL	34	BANGALORE—	INDIAN

4

Sl.
Nos.	Name	Father’s name	Age	Present residential address	Nationality
				560075

				#9, Shree Gokulam,
				5th Cross Abhiyah
				Reddy Layout,
				Kagadaspura,
27	Aju Abraham	M.V. Abraham	29	Bangalore — 73	Indian

				#233/A, 5th cross, 2nd
				Main, New
				Thippasandra,
28	Sindhu Lekha S	M.Velayudhan Pillai	32	Bangalore — 560075	Indian

				402 Prudential
				Maruthi Apartments
				2nd Cross Wind
				Tunnel Road
				Murugeshpalaya
29	Dipayan Chakraborty	N G Chakraborty	26	Bangalore	Indian

30	Giridhar	N Ramachandran	32	Will snd you later	Indian

				#1227/68, 1st Main
				Road, M.C
				Layout, Vijayanagar,
31	Bhargavi	N. MohanReddy	25	Banagalore—560079.	Indian

				No. 713,
				Manimandiram, 5th
				Main, 3rd block, BEL
				Layout,
				Vidyaranyapura,
32	Sooraj	P. Sukumaran Nair	28	Bangalore—560097	Indian

				S 202, HM
				Tambourine,
				Jaraganahlli Post,
				Kanakpura Road J.P
				Nagar 6th Phase
33	Pradeep	Parvathappa Gowda J.M	30	Bangalore — 560078	Indian

				19, 1st cross, kumara
				garden, vijayanagar,
34	Suresh Babu Perumal	PERUMAL	31	bangalore 560040	Indian

				101 Onyx Apartments,
				Kodihalli 1st Main
35	Charles	Peter Amos	27	Blore 8	Indian

				T.malini,d/o t.prathap
				reddy, vengalammache
				ruvu, (via)
				Bukkapattam, anathapu
				r(dist), Anadhar
36	Malini	Prathap Reddy	26	pradesh.	Indian

				2606, 18th Main, 3rd
				Cross, HAL 2nd
				Stage, Indira Nagar,
37	Gaurav Gupta	R. K. Gupta	29	Bangalore	Indian

				7/5, Paranjyothi Road,
				Frazer Town,
38	Stuti Dhandhania	Ramakant Dhandhania	26	Bangalore 5	Indian

5

Sl.
Nos.	Name	Father’s name	Age	Present residential address	Nationality
				1144 W 28th St, # 2,
				Los Angeles, CA
39	Saurabh Chopra	Ranjan Chopra	26	90007, United States	Indian

				102-B, 1st Cross, 18th
				Main, 6th Block,
				Koramangala,
40	Arpan Gupta	Ravi Kant Gupta	26	Bangalore 560095	Indian

				# 51/A, 10th Cross,
				Govindappa Lane,
41	V. Makesh	S Venkataramanan	29	Kodihalli, Bangalore	Indian

				Raunak’, No.589, 4th
				Cross, HMT Layout,
				Ganganagar,
42	Ruchi Kapoor	S.N.Kapoor	34	Bangalore 560 032	Indian

				2361; 2nd C cross;
				15th Main; 100 ft
				road; Indira Nagar;
43	Durga Prasad	Samba Siva Rao	26	Bangalore - 560038	Indian

				424, Yamuna Block;
				National Games
				Village; Koramangala;
44	Sudarshan	Satish Gangrade	26	Bangalore-47.	Indian

				192/10, 3rd Cross,
				New Byappanahalli,
45	Krishnan Seshadri	Seshadri	30	Bangalore 560039	Indian

				2nd Floor, #1176, 12th
				B Main, 1st Cross,
				Indiranagar 100Ft Rd,
46	Shravan	Sharad Vaman Pai	27	Bangalore - 560038	Indian

				A-203, Rajhans
				Avenue, Near Anant
				Park, Behind Sabari
				School, Vasna Road,
				Vadodara, Gujarat.
47	Pravin Nampoothiri	Shreedharan Nampoothiri	36	PIN - 390 015	Indian

				# 57, 4th Main,
				Domlur 2nd Stage,
48	Pritha Choudhuri	Sourindra Choudhuri	29	Bangalore	Indian

				C/O G.Ramareddy,
				No. 365, Govinda
		Sri Bikash		Shetty playa, Hosur
		Chandra		main Road, Electronic
49	Tarun Kumar Mukherjee	Mukherjee	32	City, Bangalore-100	Indian

				#362, F F Colony,
				Laggere, Opp. Mount
				Senoria School,
50	S. Deepak Kumar	Sridarshan	27	Bangalore - 560 058	Indian

				W/o Prashanth.K. ,
				#236
				Samethanahally(vill/P
				ost), Kadugudi-
51	Nethravathy	Srinivas	26	via,Bangalore-560067	Indian

				Flt # 103, Vaishali
				Residency, 2nd cross,
				13th B Main,
52	Suchitra	Subbarao M.	28	Indranagar, HAL 2nd	Indian

6

Sl.
Nos.	Name	Father’s name	Age	Present residential address	Nationality
				stage, Bangalore

				304, Victoria II
				Apartments
				7th Cross, Domlur
				Layout
53	Sanjit Bhoumik	SUBRATA BHOUMICK	33	Bangalore 560071	Indian

				81, 1st floor, 17E
				Main, Koramangala
				6th Block, B’lore-
54	Rajesh Kumar Bhatt	Subray L Bhat	33	560095	Indian

				A 301, Mantri
				Splendor, 46/1,
				Gedalahalli, Hennur
				Main Road, Bangalore
55	G.Vijaya	T S Ganesan	32	77	Indian

				C 204, Ranka Corner,
				14 Cambridge Road,
				Cambridge Layout,
56	Shila Cyriac	V I Cyriac	39	Ulsoor, Bangalore 8	Indian

				#6, Diksha
				Apartments, 3rd main,
				3rd cross, Defence
	Parthasarathy			colony, Indira Nagar,
57	Vallabhajosyula	V.K.M. Sarma	33	Bangalore - 560038	Indian

				# BC,131, ground
				floor, 3rd ‘B’ cross,
				Kasture nagara,
58	Reddy	V.Krishnappa	35	Bangalore - 560 043	Indian

				776, 17th F Main, 6th
				Cross, Kormangala 6th
				Block, Bangalore -
59	Ashish Mahajan	Vijay L Mahajan	27	560034	Indian

				992/1, 1st floor , 11th
				main, 1st Block, 3rd
				Stage,
				Basaveshwarnagar,
60	Malavika	Vivekanandan D.	29	Bangalore 560079	Indian

				114 Trinity Meadows,
				Bellandur, Bangalore-
61	Vikas Verma	AVM K.C.Varma	31	560037	Indian

				B - 503 Ranka
				Plaza,157 Wheeler
				Road, Frazer
				Town, Bangalore -
62	Vijay Jumani	Jagdish L Jumani	32	560005	Indian

				Flat #302, MS Rhythm
				Apartments, 18th
				Main, HAL 2nd Stage,
				Kodihalli, Bangalore
63	Ajay	K UNNIKRISHNAN	31	560008	Indian

				102, H Colony, 2nd
				Cross, Indiranagar 1st
				stage, Bangalore -
64	Sneha Thakkar	Vishnuprasad Thakkar	26	560038	Indian

7

Sl.
Nos.	Name	Father’s name	Age	Present residential address	Nationality
				245, 1st floor, 4th
				main, 3rd cross,
				domlur stage II,
65	Amitabh Bose	Samir bose	36	bangalore 560 071	Indian

				36, Defence Colony,
				2nd Main, indira
66	Annie Thomas	Raymond Thomas Correia	48	Nagar, Bangalore-38	Indian

				Ramya Regent
				Apartments, 2nd
				Floor, Flat no. 3G, Ist
				Main, Ist Stage,
				Indiranagar, Bangalore
67	Anuradha Sharma	Brij Raj Singh	37	-38	Indian

				# 47, 1st Cross, 1st
				Main, Basweshwar
68	Nikhil Deshpande	Govind Deshpande	27	Nagar, Bangalore-17	Indian

				71, 1st Main, 11th
				Cross, Jagdish Nagar,
				Near New
				Thippasandra Post,
69	Rajeev Sinha	Late B N Sinha	36	Bangalore-75	Indian

				D/o
				Ramachandra.N, Rama
				chandra Complex, opp
				Govt
				School, Channasandra
				Main
				Road, Channasandra,
70	R.Sowmya	Ramachandra. N	27	Bangalore-560067	Indian

				Milan, P. O
				Mambaram, Kannur
71	Arjun Madhavan	Pullambi Madhavan	29	670741, Kerala	Indian

				Janani Nilayam, # 28,
				nd Cross, 3rd Block,
				Dasappa Layout,
				Rammurthy Nagar,
72	GKR Krishnan	GK Raman	27	Bangalore - 16

				# 578, 10th Main, 6th
				Cross, HAL 2nd
				Stage, Indira Nagar -
73	Kakul Paul	Col Narinder Paul	25	560008	Indian

				1310 Valley Lake
				drive, #404,
74	Kamal Mishra	Late Laxmi Narayan Mishra	28	Schaumburg, IL 60195	Indian

				43 Hume Avenue,
				#03-03 Symphony
				Heights, Singapore
75	Manik Bhandari	Hoshiyar Singh Bhandari	30	598739	Indian

				Flat No E2, Mallar
				Mansion,
				Kaggadaspura Main
				Road, Maruthi Nagar,
76	Praveen Singh	L P Singh	34	Blore-75	Indian

				404, Vars Fantasy
				Apartments, No. 33,
77	Puneet Gulati	Sh. Krishan Kumar Gulati	26	1st Main Kodihalli,	Indian

8

Sl.
Nos.	Name	Father’s name	Age	Present residential address	Nationality
				Bangalore-560008

				Malikarjuna nilaya,
				#204, 7th A Main, 4th
				Cross, RPC Layout,
				Vijayanagar,
78	Shivakumar Hanjagimath	Basavarajaya	31	Bangalore-40	Indian

				K 305, Purva Pavilion
				170, Kempapura
	Krishnaraj			Hebbal
79	Venkataraman	K S Venkataraman	37	Bangalore 560024	Indian

				504 Glen Way NE
80	Vinay CR	C Ramesh	28	Atlanta GA 30319	Indian

				Rohan Vasantha, Apt
				A-201, Varathur Main
				Road, Marathahalli,
81	Stephen Samuel	N M Samuel	33	Bangalore - 560037	Indian

				301, SMR Vinay
				Vatika, Nagan Palya
				Road, Maruti Sewa
				Nagar, Bangalore 560
82	Milind Kelkar	Sundar Kelkar	36	033	Indian

				905 Miami Way
83	Glen M. Springer	Don Eugene Springer	39	Boulder CO 80305	US Citizen

					Non-resident-
					A Company
				599B Yonge Street,	registered
	Infernotions			Toronto ON M4Y	under the laws
84	Corporation			1Z4, Canada	of Canada

				4869 North Ridgeside
				Circle, Ann Arbor MI
85	M.S. Krishnan	M.S.Swaminathan (late)	43	48105	US Citizen

				203, Block3, ‘Green is
				the Color’, 6th Cross,
				3rd Main, BTM
				Layout, 2nd Stage,
				Bilekahalli,
86	S. Ramakrishnan	C R Sreenivasan	35	Bangalore-560076.	Indian

				5A, Krystal
				Apartments, 80 Feet
				Road, Indiranagar,
87	Shankar Maruwada	M.V.Rao	35	Bangalore-560075	Indian

				Y-1, Shivaganga Apts,
				Sonari, Jamshedpur,
88	Vinay Mishra	Mahendra Misra	34	Jharkand-831 011	NRI

				18, 2nd Floor, Khader
				Nawaz Khan Road,
				Nungambakkam,	N/A-Indian
89	Spark Capital			Chennai-600034	Company

				S-24, Golden Enclave,
				Airport Road,
90	Ganesh Krishnan			Bangalore-560 017	Indian

9

Sl.
Nos.	Name	Father’s name	Age	Present residential address	Nationality
10 Frere Felix De
				Velois Street, Port	N/A-Mauritus
91	Tawny Dove Ltd			Louis	Company

Old No: 4/9, New No:
9 Casurina Drive,
Neelankarai, Chennai -
92	Raji Raju	A.H.Subramanian	37	600 041.	Indian

10